EXHIBIT 10.9

Confidential Pricing Information Omitted: Certain pricing information has been omitted from this agreement pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Such omissions in this agreement are marked with the symbol $***. The confidential information has been filed separately with the Securities and Exchange Commission.

AWARD/CONTRACT          1. This Contract Is A Rated Order           Rating DOA4         Page 1 Of 221
                           Under DPAS (15 CFR 700)

2. Contract (Proc. Inst. Ident) No.     3. Effective Date               4. Requisition/Purchase Request/Project No.
        DAAE07-98-C-M005                                                      SEE SCHEDULE

5. Issued By                            Code W56HZV            6. Administered By (If Other Than Item 5)     Code  S4807A
TACOM                                                          DCMC STEWART & STEVENSON
AMSTA-AQ-MAA                                                   SERVICES INC.
JAMES BIGA (810) 574-7133                                      P.O. BOX 457
WARREN, MICHIGAN 48397-5000                                    SEALY, TX 77474-0457

e-mail address:  BIGAJ@TACOM.ARMY.MIL                          SCD B                  PAS NONE               ADP PT  SC1002

7. Name And Address Of Contractor (No. Street, City, County, State, And Zip Code)   8. Delivery
STEWART AND STEVENSON SERVICES INC                                                  [ ]FOB Origin [X] Other (See Below) SEE SCHEDULE
5000 INTERSTATE 10 W
SEALY TX 77474                                                                      9. Discount For Prompt Payment

                                                                                    10. Submit Invoices                   Item
TYPE BUSINESS: Large Business Performing in U.S.                                    (4 Copies Unless Otherwise Specified)      12
Code 0FW39                                                Facility Code                 To The Address Shown In:

11. Ship To/Mark For                    Code        12. Payment Will Be Made By    Code HQ0339
    SEE SCHEDULE                                    DFAS - COLUMBUS CENTER
                                                    WEST ENTITLEMENT OPERATIONS
                                                    P.O. BOX 182381
                                                    COLUMBUS, OH 43218-2381

13. Authority For Using Other Than Full And Open Competition:                   14. Accounting And Appropriation Data
  [X] 10 U.S.C. 2304(c)(1    )   [ ] 41 U.S.C. 253(c)(       )                      SEE SECTION G

15A. Item No.           15B. Schedule Of Supplies/Services    15C. Quantity    15D. Unit    15E. Unit Price    15F. Amount
     SEE SCHEDULE       CONTRACT TYPE:                        KIND OF CONTRACT:
                           Firm-Fixed-Price                       System Acquisition Contracts
                           Cost-Plus-Fixed-Fee

                                                                   15G. Total Amount Of Contract -> $***

                                            16. Table Of Contents
(X) Section      Description                                                                         Page(s)
                                Part I - The Schedule
 X      A       Solicitation/Contract Form                                                              1
 X      B       Supplies or Services and Prices/Costs                                                   2
 X      C       Description/Specs./Work Statement                                                       169
 X      D       Packaging and Marking                                                                   178
 X      E       Inspection and Acceptance                                                               179
 X      F       Deliveries or Performance                                                               190
 X      G       Contract Administration Data                                                            191
 X      H       Special Contract Requirements                                                           194
                                Part II - Contract Clauses
 X      I       Contract Clauses                                                                        212
                                Part III - List Of Documents, Exhibits, And Other Attachments
 X      J       List of Attachments                                                                     221
                                Part IV - Representations And Instructions
 X      K       Representations, Certifications, and Other Statements of Offerors
 X      L       Instrs., Conds., and Notices to Offerors
 X      M       Evaluation Factors for Award

          Contracting Officer Will Complete Item 17 Or 18 As Applicable

17. [ ] Contractors Negotiated Agreement (Contractor is required to sign this document and return ___ copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18.[X] Award (Contractor is not required to sign this document.) Your offer on Solicitation Number DAAE07-98-C-MOO5 including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. Name And Title Of Signer (Type Or Print)                          20A. Name Of Contracting Officer
     C. LaRoy Hammer, Senior Vice President                                 Harry P. Hallock

19B. Name of Contractor                  19c. Date Signed              20B. United States Of America           20C. Date Signed
By /s/ C. LAROY HAMMER                        10/14/98                      By /s/ HARRY P. HALLOCK                 10/14/98
(Signature of person authorized to sign)                               (Signature of Contracting Officer)

NSN 7540-01-152-8069                                 25-106                       Standard Form 26 (Rev. 4-85)
PREVIOUS EDITIONS UNUSABLE                  GPO : 1985 0  478-632                Prescribed By GSA-FAR (4.8 CFR) 53.214(a)

CONTINUATION SHEET   Reference No. of Document Being Continued     Page 2 of 221
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Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
              SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

0001          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 1

              Program Year 1 Support and Data as described             N/A          LT         N/A            $***
              in Paragraph H.11. This is a nine month effort.

              CUSTOMER: U.S. ARMY
              CON:

                                  (End of narr

CONTINUATION SHEET   Reference No. of Document Being Continued     Page 3 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
0001AA        SERVICES LINE ITEM                                                                             $***

              NOUN: FMTV PY 1 SUPPORT
              SECURITY CLASS: Unclassified
              CLIN CONTRACT TYPE:
                   Fixed-Price Redetermination
              PRON: J085R210J0   PRON AMD: 02   ACRN: AA
              AMS CD: 51106866

              Inspection and Acceptance
              INSPECTION: Origin            ACCEPTANCE: Origin

              Deliveries or Performance
              DLVR SCH                               PERF COMPL
               REL CD             QUANTITY              DATE
              --------            --------           ----------
                001                   0              30-SEP-1999

                                    $***

CONTINUATION SHEET   Reference No. of Document Being Continued     Page 4 of 221
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Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
0002          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 2

              Program Year 2 Support and Data as described            N/A            LT         N/A           $***
              in Paragraph H.11. This is a twelve month effort.

              CUSTOMER: U.S. ARMY
              CON:

                    (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued     Page 5 of 221
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Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
0003          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 3

              Program Year 3 Support and Data as described           N/A            LT          N/A           $***
              in Paragraph H.11. This is a twelve month effort.

              CUSTOMER: U.S. ARMY
              CON:

                   (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued     Page 6 of 221
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Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
0004          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 4

              Program Year 4 Support and Data as described            N/A           LT         N/A            $***
              in Paragraph H.11. This is a twelve month effort.

              CUSTOMER: U.S. ARMY
              CON:

                    (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued     Page 7 of 221
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Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
0005          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified
              OPTION YEAR

              Option Year Support and Data as described              N/A            LT         N/A           $***
              in Paragraph H.11. This is a twelve month effort.

              CUSTOMER: U.S. ARMY
              CON:

                    (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued     Page 8 of 221
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Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
0006          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified
              PROGRAM YEAR

              Technical Data as set forth in Contract Data
              Requirements List (CDRL) (DD Form 1423).               N/A           N/A          N/A         NOT SEPARATELY
                                                                                                            PRICED
              CUSTOMER: U.S. ARMY
              CON:

                    (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued     Page 9 of 221
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Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
0020          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified
              TEST SUPPORT - FOLLOW-ON PRODUCTION
              TESTING PROGRAM YEAR 1

              Test Support - Follow-on Production Test, Program       N/A          N/A
              Year 1, Test One, as described in Paragraphs E.18,                            Est. Cost:        N/A
              E.20, E.21, E.23, and E.26. This CLIN is on a Cost                            Fixed Fee:        N/A
              Reimbursement Basis.                                                          FCCM:             N/A
                                                                                            Total Amount:     N/A
              CUSTOMER: U.S. ARMY
              CON:

                   (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 10 of 221
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Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
0021          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified
              TEST SUPPORT - FOLLOW-ON PRODUCTION
              TESTING PROGRAM YEAR 1

              Test Support - Follow-on Production Test, Program       N/A           N/A
              Year 1, Test Two, as described in Paragraphs E.18,                             Est. Cost:      $***
              E.20, E.21, E.23, and E.26. This CLIN is on a Cost                             Fixed Fee:      $***
              Reimbursement Basis.                                                           FCCM:           $***
                                                                                             Total Amount:   $***
              CUSTOMER: U.S. ARMY
              CON:

                   (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 11 of 221
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Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
0021AA        SERVICES LINE ITEM                                                                             $***

              NOUN: FMTV FPT PY 1 TEST 2
              SECURITY CLASS: Unclassified
              CLIN CONTRACT TYPE:
                   Cost-Plus-Fixed-Fee
              PRON: J085R166J0       PRON AMD: 03         ACRN: AA
              AMS CD: 51106866

              Inspection and Acceptance
              INSPECTION: Destination       ACCEPTANCE: Destination

              Deliveries or Performance
              DLVR SCH                               PERF COMPL
               REL CD             QUANTITY              DATE
              --------            --------           ----------
               001                   0               31-DEC-1999

                                    $***

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 12 of 221
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Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
0022          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified
              TEST SUPPORT - FOLLOW-ON PRODUCTION
              TESTING PROGRAM YEAR 2

              Test Support - Follow-on Production Test, Program        N/A         N/A
              Year 2, Test One, as described in Paragraphs E.18,                           Est. Cost:         $***
              E.20, E.21, E.23, and E.26. This CLIN is on a Cost                           Fixed Fee:         $***
              Reimbursement Basis.                                                         FCCM:              $***
                                                                                           Total Amount:      $***
              CUSTOMER: U.S. ARMY
              CON:

                   (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 13 of 221
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Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
0023          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified
              TEST SUPPORT - FOLLOW-ON PRODUCTION
              TESTING PROGRAM YEAR 2

              Test Support - Follow-on Production Test, Program       N/A          N/A
              Year 2, Test Two, as described in Paragraphs E.18,                             Est. Cost:       $***
              E.20, E.21, E.23, and E.26. This CLIN is on a Cost                             Fixed Fee:       $***
              Reimbursement Basis.                                                           FCCM:            $***
                                                                                             Total Amount:    $***
              CUSTOMER: U.S. ARMY
              CON:

                    (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 14 of 221
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Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
0024          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified
              TEST SUPPORT - FOLLOW-ON PRODUCTION
              TESTING PROGRAM YEAR 3 (OPTION)

              Test Support - Follow-on Production Test, Program      N/A           N/A
              Year 3, Test One, as described in Paragraphs E.18,                            Est. Cost:       $***
              E.20, E.21, E.23, and E.26. This CLIN is on a Cost                            Fixed Fee:       $***
              Reimbursement Basis.                                                          FCCM:            $***
                                                                                            Total Amount:    $***
              CUSTOMER: U.S. ARMY
              CON:

                    (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 15 of 221
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Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
0025          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified
              TEST SUPPORT - FOLLOW-ON PRODUCTION
              TESTING PROGRAM YEAR 3 (OPTION)

              Test Support - Follow-on Production Test, Program       N/A          N/A
              Year 3, Test Two, as described in Paragraphs E.18,                           Est. Cost:         $***
              E.20, E.21, E.23, and E.26. This CLIN is on a Cost                           Fixed Fee:         $***
              Reimbursement Basis.                                                         FCCM:              $***
                                                                                           Total Amount:      $***
              CUSTOMER: U.S. ARMY
              CON:

                   (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 16 of 221
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Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
0026          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified
              TEST SUPPORT - FOLLOW-ON PRODUCTION
              TESTING PROGRAM YEAR 4 (OPTION)

              Test Support - Follow-on Production Test, Program      N/A           N/A
              Year 4, Test One, as described in Paragraphs E.18,                           Est. Cost:        $***
              E.20, E.21, E.23, and E.26. This CLIN is on a Cost                           Fixed Fee:        $***
              Reimbursement Basis.                                                         FCCM:             $***
                                                                                           Total Amount:     $***
              CUSTOMER: U.S. ARMY
              CON:

                     (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 17 of 221
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Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
0027          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified
              TEST SUPPORT - FOLLOW-ON PRODUCTION
              TESTING PROGRAM YEAR 4 (OPTION)

              Test Support - Follow-on Production Test, Program      N/A           N/A
              Year 4, Test Two, as described in Paragraphs E.18,                           Est. Cost:         $***
              E.20, E.21, E.23, and E.26. This CLIN is on a Cost                           Fixed Fee:         $***
              Reimbursement Basis.                                                         FCCM:              $***
                                                                                           Total Amount:      $***
              CUSTOMER: U.S. ARMY
              CON:
                       (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 18 of 221
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Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
0028          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified
              TEST SUPPORT - FOLLOW-ON PRODUCTION
              TESTING PROGRAM YEAR (OPTION)

              Test Support - Follow-on Production Test, Option        N/A          N/A
              Year, Test One, as described in Paragraphs E.18,                             Est. Cost:        $***
              E.20, E.21, E.23, and E.26. This CLIN is on a Cost                           Fixed Fee:        $***
              Reimbursement Basis.                                                         FCCM:             $***
                                                                                           Total Amount:     $***
              CUSTOMER: U.S. ARMY
              CON:
                       (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 19 of 221
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Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
0029          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified
              TEST SUPPORT - FOLLOW-ON PRODUCTION
              TESTING OPTION YEAR

              Test Support - Follow-on Production Test, Option      N/A           N/A
              Year, Test One, as described in Paragraphs E.18,                             Est. Cost:         $***
              E.20, E.21, E.23, and E.26. This CLIN is on a Cost                           Fixed Fee:         $***
              Reimbursement Basis.                                                         FCCM:              $***
                                                                                           Total Amount:      $***
              CUSTOMER: U.S. ARMY
              CON:
                   (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 20 of 221
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Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
1001          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 1

              MODEL DESCRIPTION: M1078A1, TRUCK, LMTV CARGO,         0              EA         XXX           XXX
              2 1/2 TON, 4X4, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-6343

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be shipped to CONUS destinations: 0

              Number of vehicles scheduled to be shipped to OCONUS destinations: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                              (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 21 of 221
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Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
1002          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 1

              MODEL DESCRIPTION: M1078A1, TRUCK, LMTV CARGO,         0              EA          XXX           XXX
              w/WINCH, 2 1/2 TON, 4X4, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3888

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be shipped to CONUS destinations: 0

              Number of vehicles scheduled to be shipped to OCONUS destinations: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                              (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 22 of 221
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Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
1003          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 1

              MODEL DESCRIPTION: M1079A1, TRUCK, LMTV VAN,           0             EA          XXX             XXX
              2 1/2 TON, 4X4, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-4938

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                             (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 23 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
1004          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 1

              MODEL DESCRIPTION: M1079A1, TRUCK, LMTV VAN            0             EA          XXX             XXX
              w/WINCH, 2 1/2 TON, 4X4, AS SET FORTH IN
              SECTION C.

              NSN: 2320-01-447-4933

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations:

              Number of vehicles scheduled to be
              shipped to OCONUS destinations:

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                                (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 24 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
1005          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 1

              MODEL DESCRIPTION: M1080A1, TRUCK, LMTV CHASSIS        0             EA          XXX             XXX
              2 1/2 TON, 4X4, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-6345

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                                (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 25 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
1006          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 1

              MODEL DESCRIPTION: M1081A1, TRUCK, LMTV CARGO,         0             EA          XXX             XXX
              AIR DROP, 2 1/2 TON, 4X4, AS SET FORTH IN
              SECTION C.

              NSN: 2320-01-477-3882

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                           (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 26 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
1007          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 1

              MODEL DESCRIPTION: M1081A1, TRUCK, LMTV CARGO,         0             EA          XXX             XXX
              AIR DROP, W/WINCH, 2 1/2 TON, 4X4, AS SET FORTH IN
              SECTION C.

              NSN: 2320-01-447-3883

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                           (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 27 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
1008          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 1

              MODEL DESCRIPTION: M1082, TRAILER, CARGO,               0             EA          XXX             XXX
              LMTV ONE AXLE, 2 1/2 TON, AS SET FORTH IN
              SECTION C.

              NSN: To Be Determined

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                               (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 28 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
1009          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 1

              MODEL DESCRIPTION: M1083A1, TRUCK, MTV                    108        EA         $***            $***
              CARGO, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3890

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 108

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of vehicles to be painted Tan: 74

              Price per vehicle for Tan paint:  $***                     74        EA         $***            $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***             0    108        EA         $***            $***

                                                         TOTAL                                                $***

              (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 29 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
1009AA        PRODUCTION QUANTITY                                       34          EA        $***           $***

              NSN: 2320-01-447-3890
              NOUN: FMTV MTV CARGO M1083A1
              FSCM: 19207
              PART NR: 87T0063
              SECURITY CLASS: Unclassified
              CLIN CONTRACT TYPE:
                       Firm-Fixed-Price
              PRON: J085R209J0    PRON AMD: 02      ACRN: AA
              AMS CD: 51106866

              Packaging and Marking

              Inspection and Acceptance
              INSPECTION: Origin               ACCEPTANCE: Origin

              Deliveries or Performance
              DOC                      SUPPL
              REL CD      MILSTRIP     ADDR    SIG CD  MARK FOR  TP CD
              ------   -------------- ------   ------  --------  -----
              001      W56HZW8181MV01 Y00000      M                3

                     PROJ CD             BRK BLK PT
                     -------             ----------
                       IIL

              DEL REL CD              QUANTITY         DEL DATE
              ----------              --------         --------
                001                      34           31-JUL-1999

              FOB POINT: Origin

              SHIP TO: PARCEL POST ADDRESS
              (Y00000)   SHIPPING INSTRUCTIONS FOR CONSIGNEE
                         (SHIP-TO) WILL BE FURNISHED PRIOR
                         TO THE SCHEDULED DELIVERY DATE FOR
                         ITEMS REQUIRED UNDER THIS
                         REQUISITION.

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 30 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
1009AB        PRODUCTION QUANTITY                                     74            EA        $***            $***

              NSN: 2320-01-447-3890
              NOUN: MTV CARGO M1083A1, TAN
              FSCM: 19207
              PART NR: 87T0063
              SECURITY CLASS: Unclassified
              CLIN CONTRACT TYPE:
                        Firm-Fixed-Price
              PRON: J085R185J0 PRON AMD: 03 ACRN: AB
              AMS CD: 51106866

              Packaging and Marking

              Inspection and Acceptance
              INSPECTION: Origin ACCEPTANCE: Origin

              Deliveries or Performance
              DOC                      SUPPL
              REL CD      MILSTRIP     ADDR    SIG CD  MARK FOR  TP CD
              ------   -------------- ------   ------  --------  -----
              001      W56HZW8140MV01 Y00000     M                 3
                     PROJ CD             BRK BLK PT
                     -------             ----------
                       IIL

              DEL REL CD              QUANTITY         DEL DATE
              ----------              --------         --------
                001                      74           31-JUL-1999

              FOB POINT: Origin

              SHIP TO: PARCEL POST ADDRESS
              (Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE
                      (SHIP-TO) WILL BE FURNISHED PRIOR
                      TO THE SCHEDULED DELIVERY DATE FOR
                      ITEMS REQUIRED UNDER THIS
                      REQUISITION.

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 31 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
1010          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 1

              MODEL DESCRIPTION: M1083A1, TRUCK, MTV CARGO,              4         EA         $***            $***

              w/WINCH, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3884

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 4

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of vehicles to be painted Tan: 2

              Price per vehicle for Tan Paint:  $***                     2         EA         $***            $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***             0     4         EA         $***            $***

                                                   TOTAL                                                      $***

                                (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 32 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
1010AA        PRODUCTION QUANTITY                                         2        EA         $***            $***

              NSN: 9999-99-999-9999
              NOUN: FMTV CARGO M1083A1 W/WINCH
              FSCM: 99999
              PART NR: 999999
              SECURITY CLASS: Unclassified
              CLIN CONTRACT TYPE:
                       Firm-Fixed-Price
              PRON: J085R171J0 PRON AMD: 04 ACRN: AA
              AMS CD: 51106866

              Packaging and Marking

              Inspection and Acceptance
              INSPECTION: Origin ACCEPTANCE: Origin

              Deliveries or Performance
              DOC                      SUPPL
              REL CD      MILSTRIP     ADDR    SIG CD  MARK FOR  TP CD
              ------   -------------- ------   ------  --------  -----
              001      W56HZW8138MV05 Y00000      M                3

                     PROJ CD             BRK BLK PT
                     -------             ----------
                       IIL

              DEL REL CD              QUANTITY         DEL DATE
              ----------              --------         --------
                001                       2           31-JUL-1999

              FOB POINT: Origin

              SHIP TO: PARCEL POST ADDRESS
              (Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE
                       (SHIP-TO) WILL BE FURNISHED PRIOR
                       TO THE SCHEDULED DELIVERY DATE FOR
                       ITEMS REQUIRED UNDER THIS
                       REQUISITION.

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 33 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
1010AB        PRODUCTION QUANTITY                                     2             EA        $***            $***

              NSN: 2320-01-447-3884
              NOUN: MTV CARGO M1083A1 W/W, TAN
              FSCM: 19207
              PART NR: 87T0051
              SECURITY CLASS: Unclassified
              CLIN CONTRACT TYPE:
                      Firm-Fixed-Price
              PRON: J085R18601 PRON AMD: 04 ACRN: AB
              AMS CD: 51106866

              Packaging and Marking

              Inspection and Acceptance
              INSPECTION: Origin          ACCEPTANCE: Origin

              Deliveries or Performance
              DOC                      SUPPL
              REL CD      MILSTRIP     ADDR    SIG CD  MARK FOR  TP CD
              ------   -------------- ------   ------  --------  -----
              001      W56HZW8140MV02 Y00000      M                3

                     PROJ CD             BRK BLK PT
                     -------             ----------
                       IIL

              DEL REL CD              QUANTITY         DEL DATE
              ----------              --------         --------
                001                       2           31-JUL-1999

              FOB POINT: Origin

              SHIP TO: PARCEL POST ADDRESS
              (Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE
                       (SHIP-TO) WILL BE FURNISHED PRIOR
                       TO THE SCHEDULED DELIVERY DATE FOR
                       ITEMS REQUIRED UNDER THIS
                       REQUISITION.

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 34 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
1011          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 1

              MODEL DESCRIPTION: M1084A1, TRUCK, MTV CARGO, w/MHE     0             EA         XXX            XXX
              5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3887

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                                   (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 35 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
1012          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 1

              MODEL DESCRIPTION: M1085A1, TRUCK, MTV CARGO,               1        EA         $***            $***
              LWB, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3891

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 1

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of vehicles to be painted Tan: 1

              Price per vehicle for Tan paint:  $***                       1       EA         $***            $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***                     1       EA         $***            $***

                                                   TOTAL                                                      $***

                            (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 36 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
1012AA        PRODUCTION QUANTITY                                         1        EA         $***            $***

              NSN: 2320-01-447-3891
              NOUN: MTV CARGO LWB M1085A1,TAN
              FSCM: 19207
              PART NR: 87T0071
              SECURITY CLASS: Unclassified
              CLIN CONTRACT TYPE:
                        Firm-Fixed-Price
              PRON: J085R187J0   PRON AMD: 03      ACRN: AB
              AMS CD: 51106866

              Packaging and Marking

              Inspection and Acceptance
              INSPECTION: Origin           ACCEPTANCE: Origin

              Deliveries or Performance
              DOC                      SUPPL
              REL CD      MILSTRIP     ADDR    SIG CD  MARK FOR  TP CD
              ------   -------------- ------   ------  --------  -----
              001      W56HZW8140MV03 Y00000      M                3

                     PROJ CD             BRK BLK PT
                     -------             ----------
                       IIL

              DEL REL CD              QUANTITY         DEL DATE
              ----------              --------         --------
                001                       1           31-JUL-1999

              FOB POINT: Origin

              SHIP TO: PARCEL POST ADDRESS
              (Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE
                       (SHIP-TO) WILL BE FURNISHED PRIOR
                       TO THE SCHEDULED DELIVERY DATE FOR
                       ITEMS REQUIRED UNDER THIS
                       REQUISITION.

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 37 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
1013          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 1

              MODEL DESCRIPTION: M1085A1, TRUCK, MTV CARGO,               0         EA          XXX           XXX
              LWB, w/WINCH, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3897

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations:

              Number of vehicles scheduled to be
              shipped to OCONUS destinations:

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                                    (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 38 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
1014          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 1

              MODEL DESCRIPTION: M1086A1, TRUCK, MTV CARGO,               0         EA          XXX           XXX
              LWB, w/MHE, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3895

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations:

              Number of vehicles scheduled to be
              shipped to OCONUS destinations:

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                                       (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 39 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
1015          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 1

              MODEL DESCRIPTION: M1088A1, TRUCK, MTV TRACTOR,            0         EA          XXX           XXX
              5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3893

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                                   (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 40 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
1016          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 1

              MODEL DESCRIPTION: M1088A1, TRUCK, MTV TRACTOR,           0            EA         XXX           XXX
              w/WINCH, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3900

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations:

              Number of vehicles scheduled to be
              shipped to OCONUS destinations:

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                                 (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 41 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
1017          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 1

              MODEL DESCRIPTION: M1089A1, TRUCK, MTV WRECKER          0             EA           XXX           XXX
              w/WINCH, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3892

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                                    (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 42 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
1018          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 1

              MODEL DESCRIPTION: M1090A1, TRUCK, MTV DUMP,             0             EA          XXX          XXX
              5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3899

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage per Unit:  $***

                                   (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 43 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
1019          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 1

              MODEL DESCRIPTION: M1090A1, TRUCK, MTV DUMP,             0            EA           XXX          XXX
              w/WINCH, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-6344

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations:

              Number of vehicles scheduled to be
              shipped to OCONUS destinations:

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                                  (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 44 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
1020          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 1

              MODEL DESCRIPTION: M1096A1, TRUCK, MTV CHASSIS,          0            EA          XXX           XXX
              5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3894

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations:

              Number of vehicles scheduled to be
              shipped to OCONUS destinations:

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                                (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 45 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
1021          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 1

              MODEL DESCRIPTION: M1093A1, TRUCK, MTV CARGO,           0             EA          XXX           XXX
              AIR DROP, 5 TON, 66X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3889

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations:

              Number of vehicles scheduled to be
              shipped to OCONUS destinations:

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                               (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 46 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
1022          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 1

              MODEL DESCRIPTION: M1093A1, TRUCK, MTV CHARGO,          0              EA         XXX          XXX
              AIR DROP, w/WINCH, 5 TON, 66X6, AS SET FORTH
              IN SECTION C.

              NSN: 2320-01-447-6442

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations:

              Number of vehicles scheduled to be
              shipped to OCONUS destinations:

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                                 (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 47 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
1023          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 1

              MODEL DESCRIPTION: M1094A1, TRUCK, MTV DUMP,            0             EA          XXX          XXX
              AIR DROP, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3896

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations:

              Number of vehicles scheduled to be
              shipped to OCONUS destinations:

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                                (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 48 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
1024          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 1

              MODEL DESCRIPTION: M1094A1, TRUCK, MTV DUMP,             0            EA          XXX          XXX
              AIR DROP, w/WINCH, 5 TON, 6X6, AS SET FORTH
              IN SECTION C.

              NSN: 2320-01-447-3898

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations:

              Number of vehicles scheduled to be
              shipped to OCONUS destinations:

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                                 (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 49 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
1025          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 1

              MODEL DESCRIPTION: M1096A1, TRUCK, MTV CHASSIS,           0          EA          XXX           XXX
              LWB, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3885

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations:

              Number of vehicles scheduled to be
              shipped to OCONUS destinations:

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                              (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 50 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
1026          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 1

              MODEL DESCRIPTION: M1095, TRAILER, CARGO,                  0         EA         XXX            XXX
              MTV, TWO AXLE, 5 TON, AS SET FORTH IN SECTION C.

              NSN: To Be Determined

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                           (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 51 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
1027          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified
              Federal Retail Excise Tax (FRET)                            1         LOT        XXX           XXXX
              for Program Year One Vehicles

              CUSTOMER: U.S. ARMY
              CON:

              Total number of First Program Year vehicles with FRET applied for shipment to CONUS

              Destinations:

                                (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 52 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
2001          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR: 2
              PROGRAM YEAR 2

              MODEL DESCRIPTION: M1078A1, TRUCK, LMTV CARGO,           136          EA        $***            $***
              2 1/2 TON, 4X4, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-6343

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be shipped to CONUS destinations: 136

              Number of vehicles scheduled to be shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              Number of Vehicles with Arctic Kits: 136

              Per Vehicle Price for Arctic Kits:  $***                  136        EA         $***           $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***                  136         EA        $***           $***

                                                         TOTAL                                               $***

                                      (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 53 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
2002          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 2

              MODEL DESCRIPTION: M1078A1, TRUCK, LMTV CARGO,           15          EA        $***            $***
              w/WINCH, 2 1/2 TON, 4X4, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3888

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be shipped to CONUS destinations: 15

              Number of vehicles scheduled to be shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              Number of Vehicles with Arctic Kits: 15

              Per Vehicle Price for Arctic Kits:  $***                 15          EA        $***            $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***                15           EA        $***            $***

                                                    TOTAL                                                    $***

                              (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 54 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
2003          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 2

              MODEL DESCRIPTION: M1079A1, TRUCK, LMTV VAN,               14         EA       $***             $***
              2 1/2 TON, 4X4, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-4938

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 14

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of vehicles to be painted Tan: 0

              Number of Vehicles with Arctic Kits: 14

              Per Vehicle Price for Arctic Kits:  $***                  14         EA       $***              $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***                  14        EA        $***              $***

                                                  TOTAL                                                       $***

                               (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 55 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
2004          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 2

              MODEL DESCRIPTION: M1079A1, TRUCK, LMTV VAN                 0         EA          XXX           XXX
              w/WINCH, 2 1/2 TON, 4X4, AS SET FORTH IN
              SECTION C.

              NSN: 2320-01-447-4933

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              Number of Vehicles with Arctic Kits: 0

              Per Vehicle Price for Arctic Kits:  $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per unit:  $***

                                 (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 56 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
2005          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 2

              MODEL DESCRIPTION: M1080A1, TRUCK, LMTV CHASSIS            0          EA           XXX         XXX
              2 1/2 TON, 4X4, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-6345

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of vehicles to be painted Tan: 0

              Number of Vehicles with Arctic Kits: 0

              Per vehicle Price for Arctic Kits:  $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                                      (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 57 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
2006          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 2

              MODEL DESCRIPTION: M1081A1, TRUCK, LMTV CARGO,             0          EA           XXX          XXX
              AIR DROP, 2 1/2 TON, 4X4, AS SET FORTH IN
              SECTION C.

              NSN: 2320-01-477-3882

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              Number of Vehicles with Arctic Kits: 0

              Per Vehicle Price for Arctic Kit:  $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:  $***

              Vehicle Care and Storage Per Unit:  $***

                                (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 58 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
2007          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 2

              MODEL DESCRIPTION: M1081A1, TRUCK, LMTV CARGO,             0          EA           XXX          XXX
              AIR DROP, 2 1/2 TON, 4X4, AS SET FORTH IN
              SECTION C.

              NSN: 2320-01-447-3883

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              Number of Vehicles with Arctic Kits: 0

              Per Vehicle Price for Arctic Kit:  $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:  $***

              Vehicla Care and Storage Per Unit:  $***

                                   (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 59 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
2008          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 2

              MODEL DESCRIPTION: M1082, TRAILER, CARGO,                 0            EA            XXX         XXX
              LMTV ONE AXLE, 2 1/2 TON, AS SET FORTH IN
              SECTION C.

              NSN: To Be Determined

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              Number of Vehicles with Arctic Kits: 0

              Per Vehicle Price for Arctic Kit:  $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:  $***

              Vehicle Care and Storage Per Unit:  $***

                                  (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 60 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
2009          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 2

              MODEL DESCRIPTION: M1083A1, TRUCK, MTV                    285         EA        $***            $***
              CARGO, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3890

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 285

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of vehicles to be painted Tan: 218

              Price per vehicle for Tan Paint:  $***                    218         EA        $***            $***

              Number of vehicles with Arctic Kits: 53

              Per vehicle price for Arctic Kits:  $***                   53         EA        $***            $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***                  285         EA        $***            $***

                                                     TOTAL                                                    $***

                                         (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 61 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
2010          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 2

              MODEL DESCRIPTION: M1083A1, TRUCK, MTV CARGO,              80          EA       $***            $***
              w/WINCH, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3884

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 80

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 66

              Per Vehicle price for Tan Paint:  $***                     66          EA       $***            $***

              Number of vehicles with Arctic Kits: 6

              Price per vehicle for Arctic Kit:  $***                     6          EA       $***            $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage per Vehicle:  $***                80          EA       $***            $***

                                                         TOTAL                                                $***

                                     (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 62 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
2011          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 2

              MODEL DESCRIPTION: M1084A1, TRUCK, MTV CARGO,            194           EA       $***            $***
              5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3887

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 194

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 98

              Per vehicle price for Tan Paint:  $***                    98         EA         $***            $***

              Number of Vehicles with Arctic Kits: 12

              Per Vehicle Price for Arctic Kit:  $***                   12         EA         $***            $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Payable under CLIN 2027

                        1. Basic Vehicle:       $***
                        2. Tan Paint (as Req)   $***
                        3. Arctic Kit (as Req)  $***

              Items 2 and 3 will be added to Basic Vehicle as Required.

              Vehicle Care and Storage Per Unit:  $***                 194          EA        $***            $***

                                                       TOTAL                                                  $***

                                     (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 63 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
2012          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 2

              MODEL DESCRIPTION: M1085A1, TRUCK, MTV CARGO,             50          EA        $***           $***
              LWB, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3891

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 47

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of vehicles to be Painted Tan: 24

              Price per vehicle for Tan paint:  $***                    24          EA        $***           $***

              Number of Vehicles with Arctic Kits: 3

              Per Vehicle Price for Arctic Kit:  $***                    3          EA        $***           $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***                  50          EA        $***           $***

                                                         TOTAL                                               $***

                                     (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 64 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
2013          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 2

              MODEL DESCRIPTION: M1085A1, TRUCK, MMTV CARGO,              6          EA       $***            $***
              LWB, w/WINCH, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3897

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 6

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              Number of Vehicles with Arctic Kits: 0

              Per Vehicle Price for Arctic Kit:  $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:  $***
              Payable under CLIN 2027

              Vehicle Care and Storage Per Unit:  $***                    6          EA       $***            $***

                                                      TOTAL                                                   $***

                                       (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 65 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
2014          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 2

              MODEL DESCRIPTION: M1086A1, TRUCK, MTV CARGO,              0           EA           XXX          XXX
              LWB, w/MHE, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3895

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              Number of Vehicles with Arctic Kits: 0

              Per Vehicle Price for Arctic Kit:  $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                                           (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 66 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
2015          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 2

              MODEL DESCRIPTION: M1088A1, TRUCK, MTV TRACTOR,           473          EA       $***            $***
              5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3893

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 473

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 401

              Per Vehicle Price for Tan paint:  $***                    401          EA      $***             $***

              Number of Vehicles with Arctic Kits: 72

              Per Vehicle Price for Arctic Kit:  $***                    72          EA      $***             $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:
              Payable under CLIN 2027

                        1. Basic Vehicle        $***
                        2. Tan Paint (as Req)   $***
                        3. Arctic Kit (as Req)  $***

              Items 2 and 3 will be added to Basic Vehicle as Required.

              Vehicle Care and Storage Per Unit:  $***                  473          EA      $***             $***

                                                    TOTAL                                                     $***

                                  (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 67 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
2016          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 2

              MODEL DESCRIPTION: M1088A1, TRUCK, MTV TRACTOR,             6          EA       $***            $***
              w/WINCH, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3900

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 6

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 6

              Price per vehicle for Tan paint:  $***                      6          EA       $***            $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:
              Payable under CLIN 2027

                        1. Basic Vehicle         $***
                        2. Tan Paint (as Req)    $***

              Item 2 will be added to Basic Vehicle as Required.

              Vehicle Care and Storage Per Unit:  $***                    6          EA       $***            $***

                                                    TOTAL                                                     $***

                                       (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 68 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
2017          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 2

              MODEL DESCRIPTION: M1089A1, TRUCK, MTV WRECKER            135          EA       $***            $***
              w/WINCH, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3892

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 135

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 79

              Price per vehicle for Tan paint:  $***                     79          EA       $***            $***

              Number of Vehicles with Artic Kits: 17

              Per Vehicle Price for Arctic Kit:  $***                    17          EA       $***            $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:
              Payable under CLIN 2027

                        1. Basic Vehicle          $***
                        2. Tan Pain (as req)      $***
                        3. Arctic Kit (as Req)    $***

              Items 2 and 3 will be added to Basic Vehicle as Required.

             Vehicle Care and Storage Per Unit:  $***                   135          EA       $***            $***

                                                     TOTAL                                                    $***

                                      (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 69 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
2018          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 2

              MODEL DESCRIPTION: M1090A1, TRUCK, MTV DUMP,               40         EA        $***            $***
              5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3899

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 40

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              Number of Vehicles with Artic Kits: 40

              Per Vehicle Price for Arctic Kit:  $***                    40         EA        $***            $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:
              Payable under CLIN 2027

                        1. Basic Vehicle         $***
                        2. Arctic Kit (as Req)   $***

              Item 2 will be added to Basic Vehicle as required.

              Vehicle Care and Storage Per Unit:  $***                   40         EA        $***            $***

                                                     TOTAL                                                    $***

                                     (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 70 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
2019          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 2

              MODEL DESCRIPTION: M1090A1, TRUCK, MTV DUMP,            5              EA        $***           $***
              w/WINCH, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-6344

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 5

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              Number of Vehicles with Arctic Kits: 5

              Per Vehicle Price for Arctic Kits:  $***                5              EA        $***           $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:
              Payable under CLIN 2027

                        1. Basic Vehicle         $***
                        2. Arctic Kit (as Req)   $***

              Item 2 will be added to Basic Vehicle as Required.

              Vehicle Care and Storage Per Vehicle:  $***             5              EA        $***           $***

                                            TOTAL                                                             $***

                              (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 71 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
2020          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 2

              MODEL DESCRIPTION: M1092A1, TRUCK, MTV CHASSIS,        0               EA         XXX           XXX
              5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3894

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              Number of Vehicles with Arctic Kits: 0

              Per Vehicle Price for Arctic Kits:  $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Vehicle:  $***

                          (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 72 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
2021          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 2

              MODEL DESCRIPTION: M1093A1, TRUCK, MTV CARGO,            0            EA         XXX            XXX
              AIR DROP, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3889

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              Number of Vehicles with arctic Kits: 0

              Per Vehicle Price for Arctic Kit: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                            (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 73 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
2022          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 2

              MODEL DESCRIPTION: M1093A1, TRUCK, MTV CHARGO,           0            EA          XXX           XXX
              AIR DROP, w/WINCH, 5 TON, 66X6, AS SET FORTH
              IN SECTION C.

              NSN: 2320-01-447-6442

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              Number of Vehicles with Arctic Kits: 0

              Per Vehicle Price for Arctic Kits  $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                              (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 74 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
2023          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 2

              MODEL DESCRIPTION: M1094A1, TRUCK, MTV DUMP,             0            EA          XXX           XXX
              AIR DROP, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3896

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              Number of Vehicles with Arctic Kits: 0

              Per Vehicle Price for Arctic Kits:  $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                              (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 75 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
2024          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 2

              MODEL DESCRIPTION: M1094A1, TRUCK, MTV DUMP,             0             EA         XXX            XXX
              AIR DROP, w/WINCH, 5 TON, 6X6, AS SET FORTH
              IN SECTION C.

              NSN: 2320-01-447-3898

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan:

              Number of Vehicles with Arctic Kits: 0

              Per Vehicle Price for Arctic Kit:  $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                            (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 76 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
2025          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 2

              MODEL DESCRIPTION: M1096A1, TRUCK, MTV CHASSIS,         0              EA         XXX           XXX
              LWB, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3885

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              Number of Vehicles with Arctic Kits: 0

              Per Vehicle Price for Arctic Kit:  $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                            (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 77 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
2026          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 2

              MODEL DESCRIPTION: M1095, TRAILER, CARGO,               0             EA          XXX           XXX
              MTV, TWO AXLE, 5 TON, AS SET FORTH IN SECTION C.

              NSN: To Be Determined

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              Number of Vehicles with Arctic Kits: 0

              Per Vehicle Price for Arctic Kit:  $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                            (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 78 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
2027          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified
              Federal Retail Excise Tax (FRET)                         1            LOT         N/A           $***
              for Program Year Two Vehicles

                   CUSTOMER: U.S. ARMY
                   CON:

                   Total number of Second Program Year vehicles with FRET applied for shipment to CONUS
                   Destinations: CLINs 2011, 2015, 2016, 2017
                   2018, and 2019

                        (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 79 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
3001          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 3

              MODEL DESCRIPTION: M1078A1, TRUCK, LMTV CARGO,          136           EA        $***            $***
              2 1/2 TON, 4X4, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-6343

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be shipped to CONUS destinations: 136

              Number of vehicles scheduled to be shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 80

              Priceper veicle for Tan Paint:  $***                     80           EA        $***            $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle care and Storage Per unit:  $***                136           EA        $***            $***

                                           TOTAL                                                              $***

                         (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 80 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
3002          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 3

              MODEL DESCRIPTION: M1078A1, TRUCK, LMTV CARGO,           0            EA          XXX            XXX
              w/WINCH, 2 1/2 TON, 4X4, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3888

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be shipped to CONUS destinations: 0

              Number of vehicles scheduled to be shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                          (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 81 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
3003          Supplies or Services and Prices/Costs
              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 3

              MODEL DESCRIPTION: M1079A1, TRUCK, LMTV VAN,            40             EA       $***            $***
              2 1/2 TON, 4X4, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-4938

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 40

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***                40             EA       $***            $***

                                          TOTAL                                                               $***

                        (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 82 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
3004          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 3

              MODEL DESCRIPTION: M1079A1, TRUCK, LMTV VAN              0            EA         XXX            XXX
              w/WINCH, 2 1/2 TON, 4X4, AS SET FORTH IN
              SECTION C.

              NSN: 2320-01-447-4933

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                                (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 83 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
3005          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 3

              MODEL DESCRIPTION: M1080A1, TRUCK, LMTV CHASSIS          0            EA          XXX          XXX
              2 1/2 TON, 4X4, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-6345

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicle to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                             (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 84 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
3006          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 3

              MODEL DESCRIPTION: M1081A1, TRUCK, LMTV CARGO,           0            EA         XXX           XXX
              AIR DROP, 2 1/2 TON, 4X4, AS SET FORTH IN
              SECTION C.

              NSN: 2320-01-447-3882

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                           (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 85 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
3007          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 3

              MODEL DESCRIPTION: M1081A1, TRUCK, LMTV CARGO,           0            EA         XXX            XXX
              AIR DROP, w/Winch, 2 1/2 TON, 4X4, AS SET FORTH IN
              SECTION C.

              NSN: 2320-01-447-3883

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                                (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 86 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
3008          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 3

              MODEL DESCRIPTION: M1082, TRAILER, CARGO,               260           EA        $***            $***
              LMTV ONE AXLE, 2 1/2 TON, AS SET FORTH IN
              SECTION C.

              NSN: To Be Determined

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 260

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 15

              Price per vehicle for Tan paint:  $***                   15           EA        $***            $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***                260           EA        $***            $***

                                                  TOTAL                                                       $***

                          (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 87 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
3009          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 3

              MODEL DESCRIPTION: M1083A1, TRUCK, MTV                  911           EA        $***            $***
              CARGO, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3890

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 849

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 62

              Number of Vehicles to be Painted Tan: 331

              Price per vehicle for Tan paint:  $***                  331           EA        $***            $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***                911           EA        $***            $***

                                                 TOTAL                                                        $***

                           (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 88 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
3010          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 3

              MODEL DESCRIPTION: M1083A1, TRUCK, MTV CARGO,          123            EA        $***            $***
              w/WINCH, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3884

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 42

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 81

              Number of Vehicles to be Painted Tan: 13

              Price per vehicle for Tan paint:  $***                  13            EA        $***            $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***               123            EA        $***            $***

                                               TOTAL                                                          $***

                             (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 89 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
3011          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 3

              MODEL DESCRIPTION: M1084A1, TRUCK, MTV CARGO,           60            EA        $***            $***
              5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3887

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 60

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 28

              Price per vehicle for Tan paint:  $***                  28            EA        $***            $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Payable under CLIN 3027

              1. Basic Vehicle           $***

              2. Tan Paint (as Req)      $***

              Item 2 will be added to Basic Vehicle as Required.

              Vehicle Care and Storage Per Unit:  $***                60            EA        $***            $***

                                               TOTAL                                                          $***


                             (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 90 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
3012          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 3

              MODEL DESCRIPTION: M1085A1, TRUCK, MTV CARGO,           51             EA       $***            $***
              LWB, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3891

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 37

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 14

              Number of Vehicles to be Painted Tan: 21

              Price per vehicle for Tan paint:  $***                  21             EA       $***            $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***                51             EA       $***            $***

                                             TOTAL                                                            $***

                        (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 91 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
3013          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 3

              MODEL DESCRIPTION: M1085A1, TRUCK, MMTV CARGO,          0             EA         XXX            XXX
              LWB, w/WINCH, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3897

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                                    (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 92 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
3014          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 3

              MODEL DESCRIPTION: M1086A1, TRUCK, MTV CARGO,            0            EA         XXX            XXX
              LWB, w/MHE, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3895

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                              (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 93 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
3015          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 3

              MODEL DESCRIPTION: M1088A1, TRUCK, MTV TRACTOR,         328           EA        $***            $***
              5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3893

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 328

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 304

              Price per vehicle for Tan paint:  $***                  304           EA        $***            $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:
              Payable under CLIN 3027

                         1. Basic Vehicle        $***
                         2. Tan Paint (as Req)   $***

              Item 2 will be added to Basic Vehicle as Required.

              Vehicle Care and Storage Per Unit:  $***                328           EA        $***            $***

                                             TOTAL                                                            $***

                        (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 94 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
3016          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 3

              MODEL DESCRIPTION: M1088A1, TRUCK, MTV TRACTOR,          2            EA        $***            $***
              w/WINCH, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3900

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 2

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 2

              Per vehicle price for Tan paint:  $***                   2            EA        $***            $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Payable under CLIN 3027

                       1. Basic Vehicle        $***
                       2. Tan Paint (as Req)   $***

              Item 2 will be added to Basic Vehicle as Required.

              Vehicle Care and Storage Per Unit:  $***                 2            EA        $***            $***

                                            TOTAL                                                             $***

                        (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 95 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
3017          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 3

              MODEL DESCRIPTION: M1089A1, TRUCK, MTV WRECKER         145            EA        $***            $***
              w/WINCH, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3892

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 56

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 89

              Number of Vehicles to be Painted Tan: 30

              Price per vehicle for Tan paint:  $***                  30            EA        $***            $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Payable under CLIN 3027

                        1. Basic Vehicle       $***
                        2. Tan Paint (as Req)  $***

              Item 2 will be added to Basic Vehicle as Required.

              Vehicle Care and Storage Per Unit:  $***               145            EA        $***            $***

                                                    TOTAL                                                     $***

                          (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 96 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
3018          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 3

              MODEL DESCRIPTION: M1090A1, TRUCK, MTV DUMP,            0             EA         XXX             XXX
              5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3899

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan:

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                          (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 97 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
3019          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 3

              MODEL DESCRIPTION: M1090A1, TRUCK, MTV DUMP,             0             EA        XXX            XXX
              w/WINCH, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-6344

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations:

              Number of vehicles scheduled to be
              shipped to OCONUS destinations:

              FRET: If applicable see B.1

              Not to exceed per unit FRET Amount:

                             (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 98 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
3020          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 3

              MODEL DESCRIPTION: M1092A1, TRUCK, MTV CHASSIS,          0            EA          XXX           XXX
              5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3894

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                           (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued    Page 99 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
3021          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 3

              MODEL DESCRIPTION: M1093A1, TRUCK, MTV CARGO,            0            EA          XXX           XXX
              AIR DROP, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3889

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                         (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 100 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
3022          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 3

              MODEL DESCRIPTION: M1093A1, TRUCK, MTV CHARGO,           0            EA          XXX           XXX
              AIR DROP, w/WINCH, 5 TON, 6X6, AS SET FORTH
              IN SECTION C.

              NSN: 2320-01-447-6442

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                                 (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 101 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
3023          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 3

              MODEL DESCRIPTION: M1094A1, TRUCK, MTV DUMP,             0            EA          XXX           XXX
              AIR DROP, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3896

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                                 (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 102 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
3024          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 3

              MODEL DESCRIPTION: M1094A1, TRUCK, MTV DUMP,             0            EA          XXX           XXX
              AIR DROP, w/WINCH, 5 TON, 6X6, AS SET FORTH
              IN SECTION C.

              NSN: 2320-01-447-3898

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                               (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 103 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
3025          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 3

              MODEL DESCRIPTION: M1096A1, TRUCK, MTV CHASSIS,          0            EA          XXX           XXX
              LWB, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3885

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and storage Per Unit:  $***

                                 (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 104 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
3026          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 3

              MODEL DESCRIPTION: M1095, TRAILER, CARGO MTV,           260           EA        $***            $***
              TWO AXLE, 5 TON, AS SET FORTH IN SECTION C.

              NSN: To Be Determined

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 260

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 113

              Price per vehicle for Tan paint:  $***                  113           EA        $***            $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***                260           EA        $***            $***

                                                  TOTAL                                                       $***

                             (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 105 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
3027          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              Federal Retail Excise Tax (FRET)                         1            LOT          N/A          $***
              for Program Year Three Vehicles

              CUSTOMER: U.S. ARMY
              CON:

              Total number of Third Program Year vehicles with FRET applied for shipment to CONUS
              Destinations: CLINs 3011, 3015, 3016, and 3017

                         (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 106 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
4001          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 4

              MODEL DESCRIPTION: M1078A1, TRUCK, LMTV CARGO,          404            EA       $***            $***
              2 1/2 TON, 4X4, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-6343

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be shipped to CONUS destinations: 404

              Number of vehicles scheduled to be shipped to OCONUS destinations: 0

              Number of vehicles to be painted tan: 381

              Price per vehicle for Tan paint:  $***                  381            EA       $***            $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***                 404            EA      $***            $***

                                               TOTAL                                                          $***

                             (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 107 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
4002          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 4

              MODEL DESCRIPTION: M1078A1, TRUCK, LMTV CARGO,         106            EA        $***             $***
              w/WINCH, 2 1/2 TON, 4X4, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3888

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be shipped to CONUS destinations: 106

              Number of vehicles scheduled to be shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 102

              Price per vehicle for Tan paint:  $***                 102            EA        $***             $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicles Care and Storage Per Unit:  $***              106            EA        $***             $***

                                                 TOTAL                                                         $***

                           (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 108 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
4003          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 4

              MODEL DESCRIPTION: M1079A1, TRUCK, LMTV VAN,            86             EA       $***            $***
              2 1/2 TON, 4X4, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-4938

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 8

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 78

              Number of Vehicles to be Painted Tan: 58

              Price per vehicle for Tan paint:  $***                  58             EA       $***            $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***                86             EA       $***            $***

                                              TOTAL                                                           $***

                          (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 109 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
4004          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 4

              MODEL DESCRIPTION: M1079A1, TRUCK, LMTV VAN             0             EA          XXX            XXX
              w/WINCH, 2 1/2 TON, 4X4, AS SET FORTH IN
              SECTION C.

              NSN: 2320-01-447-4933

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                            (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 110 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
4005          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 4

              MODEL DESCRIPTION: M1080A1, TRUCK, LMTV CHASSIS         0              EA        XXX            XXX
              2 1/2 TON, 4X4, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-6345

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicles Care and Storage Per Unit:  $***

                            (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 111 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
4006          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 4

              MODEL DESCRIPTION: M1081A1, TRUCK, LMTV CARGO,           0            EA          XXX           XXX
              AIR DROP, 2 1/2 TON, 4X4, AS SET FORTH IN
              SECTION C.

              NSN: 2320-01-447-3882

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                            (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 112 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
4007          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 4

              MODEL DESCRIPTION: M1081A1, TRUCK, LMTV CARGO,           0            EA          XXX            XXX
              AIR DROP, w/Winch, 2 1/2 TON, 4X4, AS SET FORTH IN
              SECTION C.

              NSN: 2320-01-447-3883

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicles Care and Storage Per Unit:  $***

                          (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 113 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
4008          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 4

              MODEL DESCRIPTION: M1082, TRAILER, CARGO,               260            EA       $***            $***
              LMTV ONE AXLE, 2 1/2 TON, AS SET FORTH IN
              SECTION C.

              NSN: To Be Determined

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 260

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***                260            EA       $***            $***

                                                TOTAL                                                         $***

                          (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 114 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
4009          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 4

              MODEL DESCRIPTION: M1083A1, TRUCK, MTV                  785            EA       $***            $***
              CARGO, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3890

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 276

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 508

              Number of Vehicles to be Painted Tan: 361

              Price per vehicle for Tan paint:  $***                  361            EA       $***            $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***                785             EA      $***            $***

                                              TOTAL                                                           $***

                          (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 115 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
4010          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 4

              MODEL DESCRIPTION: M1083A1, TRUCK, MTV CARGO,            84           EA        $***             $***
              w/WINCH, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3884

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 55

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 29

              Number of Vehicles to be Painted Tan: 65

              Price per vehicle for Tan paint:  $***                   65           EA        $***             $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***                 84           EA        $***             $***

                                          TOTAL                                                                $***

                          (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 116 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
4011          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 4

              MODEL DESCRIPTION: M1084A1, TRUCK, MTV CARGO MHE,        53            EA       $***             $***
              w/WINCH, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3887

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 53

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 23

              Price per vehicle for Tan paint:  $***                   23            EA       $***             $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Payable under CLIN 4027

                     1. Basic Vehicle        $***
                     2. Tan Paint (as Req)   $***

              Item 2 will be added to Basic Vehicle as Required.

              Vehicle Care and Storage Per Unit:  $***                 53            EA       $***             $***

                                                TOTAL                                                          $***

                            (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 117 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
4012          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 4

              MODEL DESCRIPTION: M1085A1, TRUCK, MTV CARGO,            5             EA       $***            $***
              LWB, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3891

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 5

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***                 5              EA      $***           $***

                                             TOTAL                                                           $***

                          (End of narrative B001)

              PROGRAM YEAR 4

              MODEL DESCRIPTION: M1085A1, TRUCK, MMTV CARGO,           0               EA       XXX        XXX
              LWB, w/WINCH, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3897

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit: 0

                          (End of narrative B002)


CONTINUATION SHEET   Reference No. of Document Being Continued   Page 118 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 119 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
4013          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 4

              MODEL DESCRIPTION: M1085A1, TRUCK, MMTV CARGO,           0             EA        XXX             XXX
              LWB, w/WINCH, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3897

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit: 0

                             (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 120 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
4014          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 4

              MODEL DESCRIPTION: M1086A1, TRUCK, MTV CARGO,          0              EA        XXX             XXX
              LWB, w/MHE, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3895

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit: 0

                          (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 121 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
4015          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 4

              MODEL DESCRIPTION: M1088A1, TRUCK, MTV TRACTOR,         408            EA       $***            $***
              5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3893

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 318

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 90

              Number of Vehicles to be Painted Tan: 223

              Price per vehicle for Tan paint:  $***                  223            EA       $***            $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:
              Payable under CLIN 4027

                     1. Basic Vehicle       $***
                     2. Tan Paint (as Req)  $***

              Item 2 will be added to Basic Vehicle as Required.
              Vehicle Care and Storage Per Unit:  $***                408            EA       $***            $***

                                                      TOTAL                                                   $***

                           (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 122 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
4016          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 4

              MODEL DESCRIPTION: M1088A1, TRUCK, MTV TRACTOR,         49             EA       $***            $***
              w/WINCH, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3900

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 29

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 20

              Number of Vehicles to be Painted Tan: 29

              Per vehicle price for Tan vehicles:  $***                29            EA       $***            $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Payable under CLIN 4027

                     1. Basic Vehicle       $***
                     2. Tan Paint (as Req)  $***

              Item 2 will be added to Basic Vehicle as Required.

              Vehicle Care and Storage Per Unit:  $***                 49            EA       $***            $***

                                               TOTAL                                                          $***

                           (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 123 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
4017          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 4

              MODEL DESCRIPTION: M1089A1, TRUCK, MTV WRECKER          62             EA       $***            $***
              w/WINCH, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3892

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 43

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 19

              Number of Vehicles to be Painted Tan: 40

              Price per vehicle for Tan paint:  $***                  40             EA       $***            $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Payable under CLIN 4027

                      1. Basic Vehicle       $***
                      2. Tan Paint (as Req)  $***

              Item 2 will be added to Basic Vehicle as Required.

              Vehicle Care and Storage Per Unit:  $***                62             EA       $***            $***

                                                    TOTAL                                                     $***

                             (End of narrative B001)

              Packaging and Marking


CONTINUATION SHEET   Reference No. of Document Being Continued   Page 124 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
4018          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 4

              MODEL DESCRIPTION: M1090A1, TRUCK, MTV DUMP,             0             EA         XXX             XXX
              5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3899

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit: 0

                              (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 125 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
4019          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 4

              MODEL DESCRIPTION: M1090A1, TRUCK, MTV DUMP,             0             EA         XXX            XXX
              w/WINCH, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-6344

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit: 0

                        (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 126 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
4020          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 4

              MODEL DESCRIPTION: M1096A1, TRUCK, MTV CHASSIS,          0             EA         XXX            XXX
              5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3894

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit: 0

                          (End of narrative B001)

              Packaging and Marking


CONTINUATION SHEET   Reference No. of Document Being Continued   Page 127 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
4021          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 4

              MODEL DESCRIPTION: M1093A1, TRUCK, MTV CARGO,           0              EA         XXX            XXX
              AIR DROP, 5 TON, 66X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3889

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                            (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 128 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
4022          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 4

              MODEL DESCRIPTION: M1093A1, TRUCK, MTV CHARGO,           0             EA          XXX           XXX
              AIR DROP, w/WINCH, 5 TON, 66X6, AS SET FORTH
              IN SECTION C.

              NSN: 2320-01-447-6442

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                        (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 129 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
4023          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 4

              MODEL DESCRIPTION: M1094A1, TRUCK, MTV DUMP,             0             EA         XXX            XXX
              AIR DROP, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3896

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                          (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 130 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
4024          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 4

              MODEL DESCRIPTION: M1094A1, TRUCK, MTV DUMP,            0              EA         XXX           XXX
              AIR DROP, w/WINCH, 5 TON, 6X6, AS SET FORTH
              IN SECTION C.

              NSN: 2320-01-447-3898

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                         (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 131 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
4025          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 4

              MODEL DESCRIPTION: M1096A1, TRUCK, MTV CHASSIS,         0              EA        XXX             XXX
              LWB, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3885

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                            (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 132 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
4026          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              PROGRAM YEAR 4

              MODEL DESCRIPTION: M1095, TRAILER, CARGO MTV,           260           EA        $***            $***
              TWO AXLE, 5 TON, AS SET FORTH IN SECTION C.

              NSN: To Be Determined

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 260

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 50

              Price per vehicle for Tan paint:  $***                   50           EA        $***            $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***                260           EA        $***            $***

                                                TOTAL                                                         $***

                            (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 133 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
4027          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              Federal Retail Excise Tax (FRET)                         1            LOT         N/A           $***
              for Program Year Four Vehicles

                    CUSTOMER: U.S. ARMY
                    CON:

                    Total number of Fourth Program Year vehicles with FRET applied for shipment to CONUS
                    Destinations: CLINs 4011, 4015, 4016, and 4017

                             (End of narrative B001)

               Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 134 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
5001          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              OPTION YEAR

              MODEL DESCRIPTION: M1078A1, TRUCK, LMTV CARGO,          717            EA       $***            $***
              2 1/2 TON, 4X4, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-6343

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be shipped to CONUS destinations: 331

              Number of vehicles scheduled to be shipped to OCONUS destinations: 386

              Number of Vehicles to be Painted Tan: 615

              Price per vehicle for Tan paint:  $***                  615           EA        $***            $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***                717           EA        $***            $***

                                                TOTAL                                                         $***

                            (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 135 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
5002          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              OPTION YEAR

              MODEL DESCRIPTION: M1078A1, TRUCK, LMTV CARGO,          56              EA      $***            $***
              w/WINCH, 2 1/2 TON, 4X4, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3888

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be shipped to CONUS destinations: 4

              Number of vehicles scheduled to be shipped to OCONUS destinations: 52

              Number of Vehicles to be Painted Tan: 20

              Price per vehicle for Tan paint:  $***                  20              EA      $***            $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***                56              EA      $***            $***

                                               TOTAL                                                          $***

                             (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 136 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
5003          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              OPTION YEAR

              MODEL DESCRIPTION: M1079A1, TRUCK, LMTV VAN,             62            EA      $***             $***
              2 1/2 TON, 4X4, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-4938

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 30

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 32

              Number of Vehicles to be Painted Tan: 40

              Price per vehicle for Tan paint:  $***                    40           EA       $***            $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***                  62           EA       $***            $***

                                                  TOTAL                                                       $***

                           (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 137 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
5004          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              OPTION YEAR

              MODEL DESCRIPTION: M1079A1, TRUCK, LMTV VAN              0            EA         XXX            XXX
              w/WINCH, 2 1/2 TON, 4X4, AS SET FORTH IN
              SECTION C.

              NSN: 2320-01-447-4933

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                          (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 138 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
5005          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              OPTION YEAR

              MODEL DESCRIPTION: M1080A1, TRUCK, LMTV CHASSIS         0              EA         XXX           XXX
              2 1/2 TON, 4X4, AS SET FORTH IN SECTION C.

              NSN: 2320-01-477-3882

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                                (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 139 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
5006          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              OPTION YEAR

              MODEL DESCRIPTION: M1081A1, TRUCK, LMTV CARGO,           0            EA         XXX             XXX
              AIR DROP, 2 1/2 TON, 4X4, AS SET FORTH IN
              SECTION C.

              NSN: 2320-01-447-3882

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                            (End of narrative B001)

              Packaging and Marking


CONTINUATION SHEET   Reference No. of Document Being Continued   Page 140 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
5007          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              OPTION YEAR

              MODEL DESCRIPTION: M1081A1, TRUCK, LMTV CARGO,          0              EA        XXX            XXX
              AIR DROP, w/Winch, 2 1/2 TON, 4X4, AS SET FORTH IN
              SECTION C.

              NSN: 2320-01-447-3883

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                           (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 141 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
5008          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              OPTION YEAR

              MODEL DESCRIPTION: M1082, TRAILER, CARGO,              260             EA       $***             $***
              LMTV ONE AXLE, 2 1/2 TON, AS SET FORTH IN
              SECTION C.

              NSN: To Be Determined

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 260

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 260

              Price per vehicle for Tan paint:  $***                 260             EA       $***             $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***               260             EA       $***             $***

                                         TOTAL                                                                 $***

                         (End of narrative B001)

              Packaging and Marking


CONTINUATION SHEET   Reference No. of Document Being Continued   Page 142 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
5009          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              OPTION YEAR

              MODEL DESCRIPTION: M1083A1, TRUCK, MTV                 1085            EA      $***              $***
              CARGO, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3890

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 483

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 602

              Number of Vehicles to be Painted Tan: 175

              Price per vehicle for Tan paint:  $***                  175            EA      $***              $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***               1085            EA      $***              $***

                                           TOTAL                                                               $***

                        (End of narrative B001)

              Packaging and Marking


CONTINUATION SHEET   Reference No. of Document Being Continued   Page 143 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
5010          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              OPTION YEAR

              MODEL DESCRIPTION: M1081A1, TRUCK, MTV CARGO,           81            EA        $***            $***
              w/WINCH, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3884

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 40

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 41

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***                81            EA        $***            $***

                                             TOTAL                                                            $***

                          (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 144 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
5011          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              OPTION YEAR

              MODEL DESCRIPTION: M1084A1, TRUCK, MTV CARGO,          30              EA       $***            $***
              5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3887

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 30

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 7

              Price per vehicle for Tan paint:  $***                 7               EA       $***            $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Payable under CLIN 5027

                       1. Basic Vehicle        $***
                       2. Tan Paint (as Req)   $***

              Item 2 will be added to Basic Vehicle as Required.

              Vehicle Care and Storage Per Unit:  $***               30               EA      $***             $***

                                                 TOTAL                                                         $***

                             (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 145 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
5012          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              OPTION YEAR

              MODEL DESCRIPTION: M1085A1, TRUCK, MTV CARGO,           5             EA        $***            $***
              LWB, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3891

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 5

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***                5              EA       $***            $***

                                            TOTAL                                                             $***

                         (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 146 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
5013          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              OPTION YEAR

              MODEL DESCRIPTION: M1085A1, TRUCK, MTV CARGO,           0             EA          XXX           XXX
              LWB, w/WINCH, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3897

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                           (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 147 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
5014          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              OPTION YEAR

              MODEL DESCRIPTION: M1086A1, TRUCK, MTV CARGO,           0              EA        XXX             XXX
              LWB, w/MHE, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3895

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                               (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 148 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
5015          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              OPTION YEAR

              MODEL DESCRIPTION: M1088A1, TRUCK, MTV TRACTOR,         262            EA       $***            $***
              5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3893

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 262

              Number of Vehicles to be Painted Tan: 200

              Price per vehicle for Tan paint:  $***                  200            EA       $***            $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:
              Payable under CLIN 5027

                      1. Basic Vehicle        $***
                      2. Tan Paint (as Req)   $***

              Item 2 will be added to Basic Vehicle as Required.

              Vehicle Care and Storage Per Unit:  $***                262             EA      $***            $***

                                             TOTAL                                                            $***

                               (End of narrative B001)

              Packaging and Marking


CONTINUATION SHEET   Reference No. of Document Being Continued   Page 149 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
5016          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              OPTION YEAR

              MODEL DESCRIPTION: M1088A1, TRUCK, MTV TRACTOR,          30            EA       $***            $***
              w/WINCH, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3900

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 30

              Number of Vehicles to be Painted Tan: 20

              Price per vehicle for Tan paint:  $***                   20             EA      $***            $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:
              Payable under CLIN 5027

                      1. Basic Vehicle       $***
                      2. Tan Paint           $***

              Item 2 will be added to Basic Vehicle as Required.

              Vehicle Care and Storage Per Unit:  $***                 30             EA      $***            $***

                                            TOTAL                                                             $***

                             (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 150 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
5017          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              OPTION YEAR

              MODEL DESCRIPTION: M1089A1, TRUCK, MTV WRECKER         72              EA       $***            $***
              w/WINCH, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3892

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 9

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 63

              Number of Vehicles to be Painted Tan: 40

              Price per vehicle Tan paint:  $***                     40               EA      $***            $***

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Payable under CLIN 5027

                       1. Basic Vehicle   $***
                       2. Tan Paint       $***

              Item 2 will be added to Basic Vehicle as Required.

              Vehicle Care and Storage Per Unit:  $***              72                 EA     $***            $***

                                           TOTAL                                                              $***

                          (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 151 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
5018          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              OPTION YEAR

              MODEL DESCRIPTION: M1090A1, TRUCK, MTV DUMP,            0              EA          XXX          XXX
              5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3899

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan:

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                          (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 152 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
5019          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              OPTION YEAR

              MODEL DESCRIPTION: M1090A1, TRUCK, MTV DUMP,            0              EA        XXX            XXX
              w/WINCH, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-6344

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

              (End of narrative B001)

              Packaging and Marking



CONTINUATION SHEET   Reference No. of Document Being Continued   Page 153 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
5020          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              OPTION YEAR

              MODEL DESCRIPTION: M1092A1, TRUCK, MTV CHASSIS,          0             EA         XXX            XXX
              5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3894

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                            (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 154 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
5021          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              OPTION YEAR

              MODEL DESCRIPTION: M1093A1, TRUCK, MTV CARGO,           0              EA         XXX            XXX
              AIR DROP, 5 TON, 66X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3889

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                            (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 155 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
5022          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              OPTION YEAR

              MODEL DESCRIPTION: M1093A1, TRUCK, MTV CHARGO,           0             EA         XXX           XXX
              AIR DROP, w/WINCH, 5 TON, 66X6, AS SET FORTH
              IN SECTION C.

              NSN: 2320-01-447-6442

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                           (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 156 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
5023          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              OPTION YEAR

              MODEL DESCRIPTION: M1094A1, TRUCK, MTV DUMP,            0             EA          XXX            XXX
              AIR DROP, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3896

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to Be Painted Tan: 0

              FRET: If applicable see B.1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                           (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 157 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
5024          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              OPTION YEAR

              MODEL DESCRIPTION: M1094A1, TRUCK, MTV DUMP,            0              EA        XXX            XXX
              AIR DROP, w/WINCH, 5 TON, 6X6, AS SET FORTH
              IN SECTION C.

              NSN: 2320-01-447-3898

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                           (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 158 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
5025          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              OPTION YEAR

              MODEL DESCRIPTION: M1096A1, TRUCK, MTV CHASSIS,         0              EA        XXX             XXX
              LWB, 5 TON, 6X6, AS SET FORTH IN SECTION C.

              NSN: 2320-01-447-3885

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 0

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 0

              FRET: If applicable see B-1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***

                            (End of narrative B001)

              Packaging and Marking

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 159 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
5026          Supplies or Services and Prices/Costs

              PRODUCTION QUANTITY

              SECURITY CLASS: Unclassified
              OPTION YEAR

              MODEL DESCRIPTION: M1095, TRAILER, CARGO, MTV,          260            EA       $***            $***
              TWO AXLE, 5 TON, AS SET FORTH IN SECTION C.

              NSN: To Be Determined

              CUSTOMER: U.S. ARMY
              CON:

              Number of vehicles scheduled to be
              shipped to CONUS destinations: 260

              Number of vehicles scheduled to be
              shipped to OCONUS destinations: 0

              Number of Vehicles to be Painted Tan: 100

              Price per vehicle for Tan paint:  $***                  100            EA       $***            $***

              FRET: If applicable see B.1

              Not to exceed per unit FRET Amount:

              Vehicle Care and Storage Per Unit:  $***                260            EA       $***            $***

                                               TOTAL                                                          $***

                            (End of narrative B001)

              Packaging and Marking


CONTINUATION SHEET   Reference No. of Document Being Continued   Page 160 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
5027          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM


               SECURITY CLASS: Unclassified
              Federal Retail Excise Tax (FRET)                        1            LOT         N/A            $***
              for Option Year Vehicles


                    CUSTOMER: U.S. ARMY
                    CON:


                    Total number of Option Year vehicles
                    with FRET applied for shipment to CONUS
                    Destinations: CLINs 5011, 5015, 5016, and 5017


                              (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 161 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
6000          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified

              ENGINEERING CHANGE PROPOSALS, DEVIATIONS AND           N/A            N/A         N/A          N/A
              WAIVERS, AND VALUE ENGINEERING CHANGE PROPOSALS
              INCOPORATED INTO THIS CONTRACT WILL BE INCLUDED
              IN THE 6000 SERIES CLINS.


                             (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 162 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT
6001          Supplies or Services and Prices/Costs

              SERVICES LINE ITEM

              SECURITY CLASS: Unclassified

          ATTACHMENT 2, REVISION 1, DATED 30 SEP 98
          FMTV BASELINE TECHNICAL DATA PACKAGE. THIS
          ATTACHMENT CONTAINS A LIST
          OF ENGINEERING CHANGE PROPOSALS, REQUESTS
          FOR DEVIATIONS AND WAIVERS NOT INCLUDED
          IN THE CONTRACTOR'S BILL OF MATERIAL AS
          NEGOTIATED BY THE GOVERNMENT BUT CONSTITUTE
          THE BASELINE FMTV FOR THIS CONTRACT.

          THIS CLIN IS ON A CEILING PRICE BASIS.

          THE CEILING AMOUNT IS  $***


                            (End of narrative B001)

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 163 of 221
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Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

ITEM NO       SUPPLIES/SERVICES                                    QUANTITY        UNIT     UNIT PRICE      AMOUNT


CONTINUATION SHEET   Reference No. of Document Being Continued   Page 164 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

               REGULATORY CITE                    Title                                Date
                              ---------------------------------------------          ---------
B-1            52.229-4000    APPLICABILITY OF FEDERAL RETAILERS EXCISE TAX          OCT/1993
                 (TACOM)

      (a) Federal Retailers Excise Tax (FRET) applies to the items we're buying under this solicitation.

      (b) Remember to include FRET in your proposed price.

                                      ***

B.1       ESTIMATED COST, FIXED FEE AND PAYMENT


B.1.1 The estimated cost for performance of work under the contract is set forth in Section B. In consideration of performance of the work specified under CLIN's 0020, 0021, 0022, 0023, 0024, 0025, 0026, 0027, 0028, and 0029, the Government
anticipates paying the contractor the Estimated Cost amount shown opposite CLIN's 0020, 0021, 0022, 0023, 0024, 0025, 0026, 0027, 0028, and 0029. The
amount shown as funds allotted shall constitute the currently allocated estimated cost for the purpose of the Contract Clause entitled "Limitation of Cost", FAR 52.232-20, but neither the Government nor the contractor guarantee the accuracy of said estimate.

B.1.2 The contractor will be paid the fixed fee stated in Section B opposite CLIN's 0020, 0021, 0022, 0023, 0024, 0025, 0026, 0027, 0028, and 0029 for the
performance of work under the contract and in accordance with the terms of the Contract Clause entitled "Fixed Fee", (Mar 1997), FAR 52.216-8. The fixed fee together with the reimbursement of cost shall constitute full and complete consideration for the contractor's service in connection with the work required and performed under this contract.

B.1.3 The Contractor will be paid for the actual amount of the costs incurred under CLINs 1027, 2027, 3027, 4027, and 5027 Federal Retailer's Excise Tax (FRET) as described in Section H of the contract. The Contractor shall submit invoives to the Contrating Officer for reimbursement of FRET actually paid to the Internal Revenue Service. The invoice shall contain a copy of either Federal Tax Deposits (Form 8109-B) and Quarterly Tax Return (Form 720) to reconcile deposits made to an actual tax liability if reimbursement is requested more than quarterly, or Quarterly Tax Returns only (Form 720) if reimbursement is requested on a quarterly basis.

B.1.4 Allowable costs shall be determined and payment thereof, shall be provided in accordance with the Contract Clause hereof entitled "Allowable Cost and Payment", (Mar 1997), FAR 52.216-7, under this contract.

B.2 PAYMENT

         The contractor may submit public vouchers monthly for payment under this contract. The fee will be payable at the time of reimbursement of cost at the same rate to such cost as the total fee of this contract bears to the total estimated cost thereof, subject to any withholding pursuant to provisions of this contract.

B.3 PERFORMANCE BASED PAYMENTS (This does not include CLINs 0020, 0021, 0022, 0023, 0024, 0025, 0026, 0027, 0028, and 0029)

B.3.1          Scope.

B.3.1.1 This contract provides for Government financing to the Contractor in the form of Performance Based Payments. This provision identifies the payment events and success criteria necessary to make payments in accordance with the provisions of FAR 32.1000, Performance-Based Payments and FAR 52.232-32.

B.3.2          Performance Payments

B.3.2.1 Detailed procedures for performance based payments will be mutually developed and agreed to between the Contractor and the Administrative Contracting Officer. That agreement will be documented by a Contractor Performance Billing Procedure and will, as a minimum, define a procedure that identifies performance payment billings to the Contract ACRN level by each vehicle invoiced.

B.3.2.2        Payments for Non-Vehicle CLINs (CLINs 0001,0002, 0003, 0004, and
0005). TVS shall certify monthly that the recurring/sustaining effort has been completed. Payment for that effort shall occur monthly based on the total CLIN value divided by the period of performance as evidenced by Administrative Contracting Officers acceptance of the DD Form 250.

B.3.2.3 Performance Based Payments for Vehicle CLINs. Prior to vehicle acceptance, performance payments shall be made on each vehicle produced against the following four (4) performance events required by the then-current Master Production Schedule (MPS). The MPS will be continually updated on a monthly basis to reflect the Contractors current performance plan for the following three (3) month period. Liquidation shall occur upon acceptance of the vehicle as evidenced by Government acceptance of the DD Form 250 for each vehicle in accordance with FAR 52.232-32 (d).

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Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

B.3.2.3.1 Event 0001 - Is based on the planning, qualification, selection and placement of purchase orders to support the procurement of long lead and common component materials to support the MPS planned build of each vehicle through Station 18. This event occurs six (6) months prior to each Station 18 planned build.

B.3.2.3.2 Event 0002 - is based on the pre-production labor necessary to support each planned vehicle build. i.e., ME/IE, E-Coat, and Bll kit assembly. This event occurs three (3) months prior to each Station 18 planned build.

B.3.2.3.3 Event 0003 - is based on material receipt 60 days in advance of Station 18 planned build for each vehicle or materials that have been scheduled in, not received, but committed to the extent that termination liability would be 100%. This event occurs two (2) months prior to each Station 18 planned build.

B.3.2.3.4 Event 0004 - is based on each Station 18 actual vehicle build completion.

B.3.3          Success Criteria for Payment.

B.3.3.1 The contractor shall be entitled to a performance payment of the above events based on the following criteria.

B.3.3.1.1 Event 0001 - Success criteria is based on the Contractor's placement of purchase orders to support Station 18 build in accordance with the then-current MPS. The Contractor will supply Administrative Contracting Officer with documentation verifying orders placed as evidenced by Material Requirements Plan (MRP) Report identified in the Performance Payment Billing Procedures on an as requested basis. This event will be performance-billed at 10% of each vehicle CLIN price. This event is severable from all other events and can be billed at the time the event is completed without regard to completion of any other event. However, billings shall not exceed the planned monthly build through Station 18.

B.3.3.1.2 Event 0002 - Success criteria is based on the Contractors ability to plan, organize and manage all pre-production activities in order to effect a smooth transition from parts procurement to vehicle acceptance by the Government as evidenced by MRP Report identified in the Performance Payment Billing Procedures. This event will be performance-billed at 10% of each vehicle CLIN price. This event is severable from all other events and can be billed at the time the event is completed without regard to completion of any other event. However, billings shall not exceed the planned monthly build through Station 18.

B.3.3.1.3 Event 0003 - Success criteria is based on continued receipt of materials to support the build of vehicles through Station 18. This event occurs 60 days prior to planned Station 18 build and will be verified by the Contractor's material receiving report which will reflect either receipt of materials or commitment to be received prior to Station 18 build as evidenced by MRP Report identified in the Performance Payment Billing Procedures. This event will be performance-billed at 60% of each vehicle CLIN price. This event is cumulative and cannot be billed until events 0001 and 0002 are complete. However, billings shall not exceed the planned monthly build through Station 18.

B.3.3.1.4 Event 0004 - Success criteria is based on Station 18 actual vehicle build at 95% (or more) of the value of the Bill of Material (BOM) completion for PY 1 and PY 2, and 98% (or more) BOM value completion for subsequent PY's. Unless circumstances as described in paragraph B.3.4 are in effect, this will be verified by the Contractors Schedule S Report (verification of dynamometer completion) which will be made available to the Government within 48 hours of Station 18 vehicle completion. This event will be performance-billed at 10% of each vehicle CLIN price. This event is cumulative and cannot be billed until events 0001 through 0003 are complete. However, billings shall not exceed the planned monthly build through Station 18.

B.3.4          Liquidation

B.3.4.1 The final event is DD Form 250 acceptance by the Government and will constitute the final 10% of the CLIN price and any withholds, if applicable. This event will liquidate previous performance payments (max. 90% of CLIN value) against each vehicle delivered. If no performance payments have been made, the Contractor is entitled to 100% payment of that vehicle at time of final DD-Form-250 acceptance by the Government.

B.3.5          Performance Delays

B.3.5.1 Except for an adjustment for Default, delays in delivery attributed to Force Majeure events (acts of nature, war, strike, etc.) may result in an adjustment to the affected portion of work but shall not cause interruption of otherwise eligible performance based payments and shall not become a basis for recovery of previously, properly disbursed performance based payments. All other delays shall be administered in accordance with FAR 32.1007 or the changes provisions of this Contract.

B.3.6          Performance Payment Adjustments

B.3.6.1 Performance events, amounts and success criteria may be adjusted by mutual agreement on an on-going basis if a contract action or the contractor's performance has significantly affected the performance payment schedule. Except for an

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 166 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

adjustment for default, adjustments under this provision shall not become the basis for recovery of previously, properly disbursed performance based payments.

B.3.7          Master Production Schedule (MPS)

B.3.7.1 Entitlement to Performance-Based Payments is solely on the basis of the successful performance criteria specified in B.3.3 above and, as such, the parties agree that the MPS is critical to the success of this Contract (and Performance-Based Payments). Changes to the MPS (whether Contractor or Government initiated) are critical and may impact price and schedule. In addition to FAR 52.243-1, Changes-Fixed Price, the Parties agree that any significant change to the FMTV A1 Baseline Configuration, regardless of origin, will be treated as schedule sensitive and shall be given the utmost attention with respect to changing the MPS. Should it become necessary to change the content of the configuration baseline, the "effectivity" date of each change will be mutually determined by the parties thereby allowing the Contractor and the Contractors supplier time to ship in new or replaced materials to accommodate the revised MPS .

B.4            FMTV OPTIONS PRICES BY AVAILABLE MODELS

         Listed below are the FMTV option prices by available models for this contract, as described in paragraph H.12. Please note that when purchasing a vehicle to be painted tan in an option call-up, you need to subtract the cost for camoflauge paint and add in the cost for tan overpaint. All amounts listed below are in US Dollars (US $).

                             1999        2000       2001        2002        2003

B.4.1 LMTV CARGO- M1078A1    $***
LMTV CARGO- M1078A1
CARE & STORAGE
FRET
LESS: CAMO
TAN OVERPAINT

B.4.2 LMTV CARGO- M1078A1 W/W
LMTV CARGO- M1078A1 W/W
CARE & STORAGE
FRET
LESS: CAMO
TAN OVERPAINT

B.4.3 LMTV VAN- M1079A1
LMTV VAN- M1079A1
CARE & STORAGE
FRET
LESS: CAMO
TAN OVERPAINT

B.4.4 LMTV CHASSIS- M1080A1
LMTV CHASSIS- M1080A1
CARE & STORAGE
FRET
LESS: CAMO
TAN OVERPAINT

B.4.5 LMTV TRAILERS- M1082
LMTV TRAILERS- M1082
CARE & STORAGE
FRET
LESS: CAMO
TAN OVERPAINT

B.4.6 MTV CARGO - M1083A1
MTV CARGO - M1083A1
CARE & STORAGE
FRET
LESS: CAMO
TAN OVERPAINT

B.4.7 MTV CARGO - M1083A1 W/W

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                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

MTV CARGO - M1083A1 W/W        $***
CARE & STORAGE
FRET
LESS: CAMO
TAN OVERPAINT

B.4.8 MTV CARGO LWB- M1085A1
MTV CARGO LWB- M1085A1
CARE & STORAGE
FRET
LESS: CAMO
TAN OVERPAINT

B.4.9 MTV CARGO W/MHE- M1084A1
MTV CARGO W/MHE- M1084A1
CARE & STORAGE
FRET
LESS: CAMO
FRET
TAN OVERPAINT
FRET

B.4.10 MTV DUMP- M1090A1
MTV DUMP- M1090A1
CARE & STORAGE
FRET
LESS: CAMO
FRET
TAN OVERPAINT
FRET

B.4.11 MTV DUMP- M1090A1 W/W
MTV DUMP- M1090A1 W/W
CARE & STORAGE
FRET
LESS: CAMO
FRET
TAN OVERPAINT
FRET

B.4.12 MTV TRACTOR- M1088A1
MTV TRACTOR- M1088A1
CARE & STORAGE
FRET
LESS: CAMO
FRET
TAN OVERPAINT
FRET

B.4.13 MTV TRACTOR- M1088A1 W/W
MTV TRACTOR- M1088A1 W/W
CARE & STORAGE
FRET
LESS: CAMO
FRET
TAN OVERPAINT
FRET

B.4.14 MTV WRECKER- M1089A1
MTV WRECKER- M1089A1
CARE & STORAGE
FRET
LESS: CAMO
FRET
TAN OVERPAINT

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 168 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

FRET                                 $***

B.4.15 MTV CHASSIS- M1092A1
MTV CHASSIS- M1092A1
CARE & STORAGE
FRET
LESS: CAMO
TAN OVERPAINT

B.4.16 MTV CHASSIS LWB- M1096A1
MTV CHASSIS LWB- M1096A1
CARE & STORAGE
FRET
LESS: CAMO
TAN OVERPAINT

B.4.17 MTV TRAILERS- M1095
MTV TRAILERS- M1095
CARE & STORAGE
FRET
LESS: CAMO
TAN OVERPAINT




                         *** END OF NARRATIVE B001 ***

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 169 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC
SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT
               REGULATORY CITE                  Title                    Date
                              ------------------------------------    ----------
C-1            252.239-4001   YEAR 2000 (Y2K) COMPLIANCE               SEP/1998
               (TACOM)

a. In the event that this contract calls for the delivery of any data processing hardware, software and/or firmware (to be referred to as information technology), such deliverables shall be required to perform accurate date/time processing involving dates subsequent to December 31, 1999. The information technology shall be Year 2000 compliant upon delivery; or any non-compliant information technology shall be upgraded to be Year 2000 compliant prior to the earlier of (i) the earliest date on which the information technology may be required to perform date/time processing involving dates later than December 31, 1999, or (ii) December 31, 1999.

b. Definition. Year 2000 compliant means information technology that accurately processes date/time data (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, and the years 1999 and 2000 and leap year calculations. Furthermore, Year 2000 compliant information technology, when used in combination with other information technology, shall accurately process date/time data if the other information technology properly exchanges date/time data with it.
                                (End of clause)


C.1            CONFORMANCE WITH SPECIFICATIONS, DRAWINGS AND REQUIREMENTS

C.1.1 The Family of Medium Tactical Vehicles (FMTV) and associated kits/supplies required to be delivered under this contract shall be manufactured in accordance with the Army Tank Purchase Description (ATPD) 2131A, dated May 7,1998 (Attachment 1). The FMTV's and associated kits/supplies shall conform in all respects with the ATPD 2131A as demonstrated by Government and/or Contractor testing completed as of the date of this Contract, or as it may be amended in the future

C.1.2 To the extent the Contractor has demonstrated compliance with the ATPD 2131A as documented by the Contractor and or the Government test results; the Contractor remains responsible for maintaining such compliance.

C.1.3 The FMTV TDP CD-ROM dated February 1998, the applicable specifications, drawings, supporting technical data and special requirements specified thereon, the ECP's and VECP's and Request for Deviations (RFD) and Request for Waivers (RFW) listed in Attachment 2, is the Baseline Technical Data Package for the FMTV. The Contractor may decide to use less than 100% of the FMTV TDP in the manufacture of vehicles required under this contract. The Contractor assumes full responsibility and shall at his own expense demonstrate to the Government's satisfaction that the alternate design configuration meets the requirements of the ATPD 2131A, unless otherwise authorized by the Government. The Government will maintain configuration control of the Baseline Technical Data Package (TDP) to ensure commonality of the ATPD 2131A, ILS, MANPRINT, and life cycle costs. The Government reserves the right to reject any change that negatively impacts the ATPD 2131A, ILS, MANPRINT, or life cycle costs (spare and repair parts, form, fit and function, etc.). The Contractor will not be responsible for design defects with the Government A1 baseline configuration, except as noted in paragraph C.4. For any suspected design defect, the Contractor must show the Government evidence supporting the position that it is a design defect.

C.1.3.1 The Government and the Contractor recognize that the implementation of the FMTV A1 configuration represents a major change to the FMTV entire drive train to be implemented on an aggressive schedule. Therefore, the Contractor agrees to implement any configuration changes dictated by testing results as quickly as is reasonably possible to maintain production readiness at the planned rate for the entire contract period; and the Government agrees to provide necessary schedule relief and an equitable adjustment to include delay costs, if required to keep the Contractor whole.

C.1.4 The Contractor shall meet the performance requirements contained in the Family of Medium Tactical Vehicles (FMTV) Army Tank Purchase Description
(ATPD) 2131A in order to ensure previously demonstrated vehicle performance. However, the Government will consider Value Engineering Change Proposals that will reduce FMTV life cycle costs while maintaining requisite performance.

C.1.4.1 The Contractor shall provide with any proposed change all impacts to ATPD2131A, ILS, MANPRINT, and life cycle cost (i.e., manuals, training, spare parts, etc.). The Contractor shall not incorporate in his vehicle configuration those changes, which affect ATPD2131A, ILS, MANPRINT, and life cycle cost without Government approval. The Contractor shall provide with any proposed change (VECP/RFD/RFW); statements of impact to ATPD 2131A, ILS, MANPRINT and life cycle costs. Impact statements shall be in Contractor format and submitted to the Procuring Contracting Officer (reference paragraph C.2.9).

C.1.4.2 The Contractor may decide to use the existing FMTV Baseline Technical Data Package in the manufacture of the vehicles required under this contract. The use by the Contractor of the FMTV Baseline Technical Data Package does not relieve him from the responsibility to manufacture a quality product or meeting the requirements of ATPD2131A. The Contractor is responsible for any and all material, workmanship or quality issues detected in the vehicles produced and tested under this
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contract. The Contractor shall certify that the delivered vehicles meet ATPD
2131A and the current approved configuration (CDRL A001).

C.1.4.3 Should the Contractor incorporate a change that impacts the ATPD 2131A, ILS, MANPRINT, or life cycle costs and the Government has not approved the change; the Contractor is responsible to submit that change to the Government for review and approval. If the Government does not approve the change, the Contractor is responsible for all costs to delete that change from production and to the delivered vehicles.

C.1.5 Paint

C.1.5.1 Camouflage - The standard vehicle paint is three (3) color camouflage pattern. A list of approved drawings is contained at Attachment 3.

C.1.5.2 Tan color 686A (Chip #33446, Fed Std 595), oversprayed in the manner approved for Contract DAAE07-92-C-R001.

C.1.5.3 Green color 383 (Chip #34094, Fed Std 595) Original base coat full coverage.

C.1.5.4 Sand color (Chip #30372, Fed Std 595) Original base coat full coverage.

C.1.6 ENVIRONMENTAL, SAFETY, AND ENERGY STANDARDS AND REGULATIONS

      (a) The contract price includes Contractor compliance with all federal vehicle fuel economy, safety and noise requirements and standards, hereinafter referred to as requirements, affecting the supplies to be delivered in accordance with ATPD 2131A. The FMTV trucks shall comply with Environmental Protection Agency emission regulations/standards for new motor vehicles and new motor vehicle engines in effect for calendar year 1998 at time of award.

      (b) In the event any of the foregoing requirements are changed, but compliance is optional on the part of the contractor, the contractor shall promptly notify the Government in writing; and the Procuring Contracting Officer shall have the right to elect whether the supplies yet to be accepted and delivered to the Government shall incorporate the optional changes or not. After receipt of this written notice the Procuring Contracting Officer shall provide timely written advice to the Contractor of the Government's election and, if applicable, the effective date of such change(s). If the Procuring Contracting Officer's election hereunder constitutes a change which causes an increase or decrease in the cost of or time required to perform the contract, Contractor compliance shall be subject to equitable adjustment pursuant to the Changes clause of this contract. Any change to the trucks mandated by law or regulation that had not been scheduled to take effect during the terms of the contract shall be subject to an equitable adjustment.

C.1.7 DAYS/MONTHS AFTER CONTRACT

C.1.7.1 Unless otherwise specified, "Days After Contract" refers to calendar days after contract.

C.1.7.2 Unless otherwise specified, "Months After Contract" refer to the months following award calculated from the date of award.

C.1.8 VEHICLE DESCRIPTION

C.1.8.1. Medium Tactical Vehicles (MTV)

               Model No.       Description                     NSN

C.1.8.1.1      M1083A1       Truck,Cargo: MTV                2320-01-447-3890
C.1.8.1.2      M1083A1       Truck,Cargo: MTV, w Winch       2320-01-447-3884
C.1.8.1.3      M1084A1       Truck,Cargo: MTV, w/MHE         2320-01-447-3887
C.1.8.1.4      M1085A1       Truck,Cargo: MTV, LWB           2320-01-447-3891
C.1.8.1.5      M1085A1       Truck,Cargo; MTV, LWB, w Winch  2320-01-447-3897
C.1.8.1.6      M1086A1       Truck,Cargo: MTV, LWB, w/MHE    2320-01-447-3895
C.1.8.1.7      M1088A1       Truck,Tractor: MTV              2320-01-447-3893
C.1.8.1.8      M1088A1       Truck,Tractor: MTV, w Winch     2320-01-447-3900
C.1.8.1.9      M1089A1       Truck,Wrecker: MTV, w Winch     2320-01-447-3892
C.1.8.1.10     M1090A1       Truck,Dump: MTV                 2320-01-447-3899
C.1.8.1.11     M1090A1       Truck,Dump: MTV, w Winch        2320-01-447-6344
C.1.8.1.12     M1092A1       Truck,Chassis: MTV              2320-01-447-3894
C.1.8.1.13     M1093A1       Truck,Cargo: MTV, AD            2320-01-447-3889
C.1.8.1.14     M1093A1       Truck,Cargo: MTV, AD, w Winch   2320-01-447-6442
C.1.8.1.15     M1094A1       Truck,Dump: MTV, AD             2320-01-447-3896
C.1.8.1.16     M1094A1       Truck,Dump: MTV, AD, w Winch    2320-01-447-3898
C.1.8.1.17     M1096A1       Truck,Chassis: MTV LWB          2320-01-447-3885

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C.1.8.1.18     M1095          Trailer, Cargo: MTVT,
                                  Two Axle, 5 Ton            2320-01-449-1776

C.1.8.2     Light Medium Tactical Vehicles (LMTVs)

               Model No.        Description                     NSN

C.1.8.2.1      M1078A1       Truck, Cargo: LMTV              2320-01-447-6343
C.1.8.2.2      M1078A1       Truck, Cargo: LMTV, w Winch     2320-01-447-3888
C.1.8.2.3      M1079A1       Truck, Van: LMTV, Van           2320-01-447-4938
C.1.8.2.4      M1079A1       Truck, Van: LMTV, w Winch       2320-01-447-4933
C.1.8.2.5      M1080A1       Truck, Chassis: LMTV            2320-01-447-6345
C.1.8.2.6      M1081A1       Truck, Cargo: LMTV, AD          2320-01-447-3882
C.1.8.2.7      M1081A1       Truck, Cargo: LMTV, AD, w Winch 2320-01-447-3883
C.1.8.2.8      M1082         Trailer, Cargo: LMTVT,
                                 One Axle, 2 1/2 Ton         2320-01-449-1775

C.1.9 DATA MANAGEMENT

C.1.9.1 TECHNICAL DATA AND REPORTS

C.1.9.1.1 Unless otherwise specified, the Contractor shall prepare technical data and reports in the format and scope specified in the applicable Data Item description (DD Form 1664) or described in the contract Scope of Work. The information shall be furnished to the Government in accordance with the Contract Data Requirements List (DD Form 1423) or described in the text of this contract. Unless otherwise stated, all technical data and reports shall be submitted by E-Mail or by other electronic means mutually agreed to by both parties. Data/reports submitted by E-mail shall not exceed 2 mega bytes (MB) in file size. Data/reports over 2 Mb shall be transmitted on a disk via regular mail. All proprietary data/export control data submitted by the Contractor shall be submitted via a computer disk.

C.1.9.1.2 The Contractor shall provide the Government with a monthly status report of all technical data and reports required under this contract. The report shall as a minimum list all technical data, reports, studies, analyses, minutes, etc., when they are required (e.g., monthly, one time), when the contractor delivered them, and the requiring office for the item provided. The report shall identify those items not delivered on time and shall provide a revised date for the delivery of the item. The Contractor shall include a reason for all items delivered late. This report shall be in contractor format and provided electronically to the Government no later than the 15th of the month. The first submittal of the report is the first month after contract award. This report shall be provided to the Procuring Contracting Officer, the Administrative Contracting Officer and to the Program Manager's Office (CDRL
A002).

C.1.9.2 PRODUCTION REPORTS

C.1.9.2.1 Production Progress reports as required by FAR 52.242-2, entitled, "Production Progress Report", shall be prepared in accordance with the instructions printed on the DD Form 375 or in Contractor's format. DCMC review, comments, and signature are required prior to distribution of the report. Government approval required if Contractor format is elected. In addition, the Production Progress Report shall include contractual/actual and projection sections as previously submitted under the FMTV DAAE07-92-C-R001 contract. The report shall be electronically submitted in EXCEL format capable of being sorted. The first report shall be submitted three (3) months prior to the first full month in which vehicle delivery is required. The report shall be submitted each month thereafter until a final report, so marked, is submitted at the close of the month during which the Contractor has made the final delivery of material under this contract (CDRL A003).

C.1.9.2.1.1 All report submittals shall be made not later than the eighth (8th) working day of the month following the month covered in the report. The report shall be sent by E-mail.

C.1.9.2.2 Production Status Report
The Contractor shall provide a copy of his internal weekly production status report. This report shall be the same as the one the Contractor uses to manage his own production status. This report will include the total number of vehicles / trailers by model that have cleared the following production milestones:
Production Line Start (Station #1), Production Line End (Station #18), through Camouflage Paint, into Product Assurance, Accepted by Government, and Shipped. This report shall be submitted electronically to the same addressees as the Production Progress Report - See C.1.9.2.1). The first submission of this report shall occur once the Contractor begins production of vehicles required under this contract (not test vehicles) (CDRL A004).

C.1.9.2.3 Vehicle Tracking Report
The Contractor shall prepare and deliver a Vehicle Tracking/Shipping Report spreadsheet. Reporting is required for all truck and trailer CLINs under this contract. The first report shall be submitted the day of first vehicle delivery and will be provided electronically. The report data shall be maintained current for each day's production as additive to the master file. The Contractor will determine the report format. The report will be made available in a mutually agreed upon program,

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such as EXCEL. The report will contain the following information, and will be capable of being sorted by any of the columns of information (CDRL A005).

Vehicle Serial No.
CLIN No.
Model
Registration No.
Engine Serial No.
Transmission Serial No.
Build Date
DD250 No.
DD250 Date
Govt. B/L Ship Date
Govt. B/L
Customer (Mark for)/Purpose (such as PM-JSTARS, 519 Bat/IOT&E Vehicle) MILSTRIP # (Document Number)
Total MILSTRIP Quantity
Ship to City/State
Method of Shipment (Rail/Truck)
Vehicle Type (production or prototype)
Contract Mod for shipping instructions

The Contractor shall also prepare and deliver a report for all vehicles returned to S&S, containing the following information:

Vehicle Serial No.
Model No.
Registration No.
Ship from City/State
Vehicle Type (production or prototype)

C.1.9.3 DATA ITEM DESCRIPTIONS

C.1.9.3.1 Copies of standard Data Item Descriptions invoked under this contract shall be provided as an attachment to this contract. Tailored Data Item Descriptions along with unique Data Item Descriptions unavailable through normal channels are also furnished with this contract as attachments. Tailored Data Item Descriptions are highlighted by the use of "(T)" following the data item description number, i.e., DI-E-1112 (T). Contractor data/reports under this contract shall be provided electronically to the maximum extent possible. Data shall be submitted by electronic mail, File Transfer Protocol (FTP) or other mutually agreed upon data transfer process.

C.1.10 MEETING/IPT REQUIREMENTS

C.1.10.1 AGENDAS

      The Contractor shall prepare agendas for ALL meetings in the contract in Contractor format. Agendas shall be submitted by E-mail 10 Calendar days prior to the meeting (CDRL A006).

C.1.10.2 MEETINGS

      The Contractor shall conduct (for planning purposes) the following monthly Integrated Product Team (IPT) meetings at his facility, unless otherwise notified by the Procuring Contracting Officer in writing; Engineering Management Review (EMR), Product Assurance & Test Management Review, Integrated Logistics Support Review, and Business Management/Contracts Review. There shall be Quarterly Management Review (QMR) meetings. These QMR's shall be held in conjunction with that particular month's IPT meetings. The review shall be combined into one, and shall last no more than two (2) days. A Post Award Conference shall be combined with the first monthly meeting after award of this contract.

C.1.10.3 MINUTES

      The Contractor shall prepare minutes of meetings listed in conjunction with the contract in Contractor format. Minutes, with list of attendees, shall be provided as identified in the DD Form 1423, by E-mail, in MS Word format, within ten (10) working days (CDRL A007).

C.1.10.4 The Contractor shall form IPT teams as necessary to interact with and support the Program Manager's office during the term of this contract.

C.1.11 STS Contractor

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C.1.11.1 There will be a separate contract for System Technical Support (STS)
for the FMTV program. The STS Contractor shall be invited to attend all IPT meetings. The STS Contractor shall be allowed access to the production facilities and plant as required for the purpose of interface between production and technical support. The Production Contractor shall be provided with notification of the intent for the STS Contractor to visit the production facilities, along with the point of contact and purpose of the visit by the Contracting Officer.

C.1.11.2 The FMTV Production Contractor shall provide the STS Contractor and the Government with a copy of any changes made by the FMTV Production Contractor.

C.2 PRODUCTION EFFORT

C.2.1 RFW/RFD/VECP REQUIREMENTS

C.2.1.1 The Contractor shall submit Requests for Deviation/Waiver (RFD/W) to affect a temporary hardware change to the product configuration. The Contractor may submit Value Engineering Change Proposals (VECPs) that impact the ATPD 2131A, ILS, MANPRINT, and Life cycle cost to affect permanent changes to the production hardware and where cost savings are applicable.

C.2.1.1.1 Submittal of Data
All changes (VECPs/RFDs/RFWs) that impact 2131A or the ILS/MANPRINT/Life cycle costs shall be submitted to the PCO for approval. Change documents, which do not affect the above items, shall be submitted, within fifteen (15) calendar days after preparation, to the PCO for concurrence in classification. The Contractor shall submit VECPs/RFDs/RFWs and effectivity certifications to the Government electronically. Data is to be submitted in CALS type 1 ? CCITT group 4 raster images or in JEDMICS CCITT 4. A "dh" file shall accompany all CALS data files. The "dh" index file can be created using IndexR software that can be downloaded from the following WEB page:
http://www.edms.redstone.army.mil/jmx_htm/jmxftp.html. File type information and extensions for indexing is on the WEB: http://206.3.148.4/cadtypes.html. See paragraph C.1.9.1 for electronic data submission requirements (CDRL A008).

C.2.1.1.2 Engineering Change Proposals
It is the Government's intent that only no-cost/cost reduction type changes will be generated under this contract. The Contractor will use RFWs/RFDs/VECPs as appropriate. From time to time ECPs developed by the STS Contractor or others shall be incorporated into this contract by contract modification. The STS Contractor will develop the formal ECP documents.

C.2.1.2 REQUEST FOR WAIVER/DEVIATIONS

C.2.1.2.1 Definitions:

      (a) DEVIATION - A Request for Deviation (RFD), which is submitted before commencing production of an item under contract, is a one-time request for authorization to deviate from a requirement of the FMTV Baseline Technical Data Package.

      (b) WAIVER - A Request for Waiver (RFW) which is submitted after producing a number of items that do not conform to a requirement of the FMTV Baseline Technical Data Package, is a request that the Government excuse the nonconformance and accept the nonconforming item. Waivers cover an item or group of items from a production run that are found, after production, not to conform.

C.2.1.2.2 When deviations or waivers to the FMTV Baseline Technical Data Package, or any other contract requirement are considered necessary by the Contractor, a RFD or RFW shall be submitted utilizing DD Form 1694 and prepared according to the instructions provided at Attachment 4. RFD/RFWs shall be annotated by the Contractor to reflect the anticipated production effectivity point by vehicle serial/registration number and date. Deviations and Waivers shall contain copies of affected drawings as well as any other supporting data necessary to fully understand the proposal and make a determination. RFDs/RFWs shall contain sufficient pricing data to support an equitable adjustment to the contract (CDRL A009).

C.2.1.3 Value Engineering Change Proposals (VECPs)
VECPs shall be prepared in accordance with the forms and instructions provided in Attachment 5 . The VECP shall address what effect the proposed change will have on the TDP, Performance, Manufacturing, Quality, Maintenance, Packaging, MANPRINT, Logistics, Safety, Transportability, Cost Savings, and Nuclear Survivability (if applicable). It must also address what effect the VECP will have on the current production, Fielding and Retrofit. For VECPs affecting interface control, you shall obtain concurrence from all interface parties and include such concurrences as part of the VECP package (CDRL A00A).

C.2.1.4 EFFECTIVITY CERTIFICATION

Changes resulting from VECPs/RFDs/RFWs will be incorporated to the production line upon notification of the Contracting Officer. Each VECP/RFD/RFW, shall be applied to the production line at a single cut in point (single vehicle),

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unless otherwise agreed to in the approving document, in their entirety. For each change document, the Contractor shall prepare and submit an effectivity cut-in certification (copy is provided at Attachment 6). The Contractor shall obtain DCMC verification before electronically submitting the effectivity form to the Government (CDRL A00B).

C.2.2 PACKAGING DEVELOPMENT REQUIREMENTS

C.2.2.1 PACKAGING DEVELOPMENT FOR VALUE ENGINEERING CHANGE PROPOSALS (VECP)

      The Contractor shall develop and provide a packaging impact statement for each VECP. The packaging impact statement shall include an Item Description Report for each affected item. The impact statement shall also include an alternate schedule for delivery of the packaging data if the data will not be available within ninety (90) days of approval of the VECP.

C.2.3 RESERVED

C.2.4 GOVERNMENT TESTING REQUIREMENT

C.2.4.1 The FMTV will be subjected to testing at Government test site(s) at Government expense for the purpose of verifying that the vehicles produced meet the requirements of the ATPD 2131A. An outline of this testing is contained in Section E.

C.2.4.2 The Contractor is encouraged to participate in the development of details of the Government test program by participating in Test Integration Working Group (TIWG) meetings. For purposes of this work effort, it should be anticipated that TIWGs will be held twice per year.

C.2.4.3 During and after the conduct of Government test, the Government will be conducting Scoring Conferences (once per test), Corrective Action Review Board
(CARB) meetings (once per test). The purposes of these meetings are to evaluate individual testing incidents, determine whether they are design or manufacturing related and compare test performance with ATPD 2131A reliability and maintainability requirements. The Contractor will be encouraged to provide the Government with analyses and observations to ensure that proper categorizing and fair evaluations are conducted.

C.2.5. RESERVED

C.2.6 THE ARMY MAINTENANCE MANAGEMENT SYSTEM (TAMMS)

C.2.6.1 EQUIPMENT CONTROL RECORDS

      The Contractor shall complete DA Form 2408-9, Equipment Control Records for each end item of equipment in accordance with Data Item Description DI-L-1400A and DA Pamphlet 738-750. The Contractor shall prepare the form to report shipment of the item from the acceptance point of the initial accountable Army consignee (CDRL A00C).

C.2.6.2 DISTRIBUTION

      Distribution of DA Form 2408-9 copies shall be as follows:

      a. LOGSA copy (copy #1) shall be submitted within three (3) working days to:

         Commander
         USAMC Logistic Support Activity
         ATTN: AMXLS-RRM
         Redstone Arsenal, AL 35898-7466

      b. IMMC copy (copy #2) shall be forwarded within three (3) working days to: Commander, U.S. Army Tank-automotive and Armaments Command, Attn:
AMSTA-IM-HMF, and for Trailers ATTN: AMSTA-IM-HMT, Warren, MI 48397-5000.

      c. Log book copy (copy #3) shall be placed in the book binder/equipment record folder and attached to the end item of equipment.

C.2.7 CONTRACTOR COST DATA REPORTING REQUIREMENTS

C.2.7.1 COST RELATED REPORTS

      The Contractor shall submit the cost related reports specified below. All reports shall be prepared in accordance with the data item descriptions.

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    Form            Title                           DID              CDRL

    DD 1921         Cost Data Summary Report        DI-F-6006        A00D

    DD 1921-1       Functional Cost Hour Report     DI-F-6007        A00E
    DD 1921-2       Progress Curve Report           DI-F-6008        A00F

    DD 1921-3       Plant-Wide Data Report          DI-F-6009        A00G

C.2.7.2 REPORT FORMAT

      Contractor Cost Data Reports (CCDRs) -- Cost Data Summary Report, Functional Cost Hour Report, Progress Curve Report, and Plant-Wide Data Report -- shall be submitted for the Work Breakdown Structure (WBS) elements specified by asterisks in the CCDR Plan (Attachment 7). The WBS through level 3 used in reporting shall be in accordance with the government provided WBS and WBS dictionary (Attachment 7). The Contractor shall extend the WBS as needed to represent the total contract work scope and will use as guidance MIL-HDBK-881, WBS for Defense Materiel Items. The Contractor shall report on only those elements in the WBS that are encompassed by the contract work scope, e.g. if a particular vehicle model is not being bought under this contract, it is excluded from the CCDRs. Reports are required after delivery and acceptance of the final vehicle of each program year. All reports must include estimates at completion
(EACs) for any reported elements where actual costs incurred are less than 100% of their respective EACs. The remarks section of the reports must include identificaiton of any accounting changes from one reporting period to the next.

      Each Cost Data Summary Report will include in the Remarks section the following data on these selected high dollar components. The cost and quantity columns will reflect what the Contractor bought from its vendors in the period covered by each report.

                                                Total             Total Quantity
Component              Applicable Models        Purchase Cost     Purchased
---------              -----------------        -------------     --------------

Transmission           All
Engine                 All LMTVs
Engine                 All MTVs
Axle, front            All
driving, steering
Axle, LMTV             All LMTVs
rear, driving
Axle, rear rear
 driving               All MTVs except tractor and wrecker
Axle, front            All MTVs except tractor and wrecker
  rear, driving


C.2.7.3 All CCDRs must be provided electronically, using the Accredited Standards Committee (ASC) X12 Electronic Data Interchange (EDI) 196 Transaction Set. The CCDR data shall be placed on DOS formatted diskettes with the data within the EDI Transaction 196 format. A paper copy shall be included with the first submission; only electronic submissions are required thereafter. The initial paper copy should be submitted to the government Program Management Office (SFAE-GCSS-W-MTV-B, Warren MI 48397-5000) and to the OSD CCDR Project Office (OSD/PA&E (WSCAD/RA), Crystal Gateway North, Suite 500, West Tower, 1111 Jefferson Davis Highway, P.O. Box 005, Arlington, VA 22202). The diskettes should be sent to the OSD CCDR Project Office. After OSD has established a Value Added Network and associated address for electronic submissions, the Government will notify the Contractor accordingly.

C.2.7.4 The Contractor shall prepare and submit a cost report for all CLIN's which are on a cost reimbursement basis (i.e., testing, test support, refurbishment)(CDRL A010). The report shall be in Contractor's format and shall include the following for each CLIN:

           1. Total cost to date
           2. Cost at completion

      The report shall be submitted quarterly (every 3 months) and shall begin when the Contractor starts incurring costs against any cost CLIN. The report shall be submitted within 20 days of the end of the quarter the report is for and shall include information for the last month of the quarter (i.e., report is for Apr, May, and Jun; it is due NLT 20 Jul and shall include data for Jun). The report shall be submitted to the following:


      PM-MTV (PM, Medium Tactical Vehicles)*
      Business Management Office (SFAE-GCSS-W-MTV-B)*
      Procuring Contracting Officer (AMSTA-AQ-MAA)
      Administrative Contracting Officer (DCMDW-RST)

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      * In the Contract Data Requirements List these two addresses are combined.

C.2.8    SYSTEM SAFETY

C.2.8.1  SAFETY ENGINEERING

      The Contractor shall continue the System Safety Engineering effort described in the System Safety Program Plan prepared for contract DAAE07-92-C-R001. The Contractor shall implement safety engineering principles in all system design activities performed under this contract. Changes shall not be made to degrade safety related design features developed or provided in previous contract actions. System design and operational procedures developed by the Contractor shall consider but not be limited to the following:

            a. Identifying hazards associated with the system by conducting safety analyses and hazard evaluations. Analysis shall include both operational and maintenance aspects of the vehicle along with potential interface problems with planned subsystems.

            b. Eliminating or reducing significant hazards by appropriate design or material selection.

            c. Controlling or minimizing hazards to personnel, which cannot be avoided or eliminated.

            d. Locating equipment components and controls so that access to them by personnel during operation, maintenance or adjustments shall not require exposure to hazards such as high temperature, chemical burns, electrical shock, cutting edges, sharp points, or concentrations of toxic fumes above established threshold limit values. All moving parts, mechanical power transmission devices, exhaust system components, pneumatic components and hydraulic components which are of such a nature or so located as to be a hazard to operating or maintenance personnel; shall be either enclosed or guarded. Protective devices shall not impair operational functions.

            e. Assuring that suitable warning and caution notes are included in instructions for operation, maintenance, assembly and repairs and distinct markings placed on hazardous components of equipment.

            f. Insuring that safety is considered for both operational and maintenance phases of the system.

            g. Assuring the system meets the Federal Motor Vehicle Safety Standards (FMVSS) and Federal Motor Carrier Safety Regulations (FMCSR).

C.2.8.2 SAFETY ASSESSMENT REPORT (SAR)

C.2.8.2.1 As a result of safety analyses, hazard evaluations, and independent Contractor testing, the Contractor shall update the previous Safety Assessment Report documenting the changes made to the system. The Safety Assessment Report
(SAR) shall identify all vehicle safety features, discuss all potential safety and health related problem areas and shall establish special procedures and/or precautions to be observed by Government test agencies and system users (CDRL
A00H).

C.2.8.2.2 RESERVED

C.2.8.2.3 In the event the system is modified or procedural changes made after the final SAR is submitted, the Contractor will update the SAR to reflect those modifications or changes.

C.2.8.3 RADIOACTIVE MATERIAL

      Radioactive material will not be utilized in this contract action.

C.2.9 ILS, MANPRINT, and Life Cycle Cost Information to be provided with all Contractor proposed changes (CDRL A00J).

C.2.9.1 For the purposes of evaluating the impact of changes to vehicle configurations, the assessment of ILS and MANPRINT should include, at a minimum impacts on: quantities and levels of MOS for operation and maintenance, training/training package, including training devices, equipment publications (e.g. manuals, lube orders), spare/repair parts allocations, parts commonality/standardization/interoperability, basic issue items list, list and quantity of expendable supplies, use of ground support equipment,/test program sets/TMDE/Special or common tools, maintenance facility requirements, scheduled maintenance requirements, reliability/maintainability effects, human factors, transportability, packaging/handling/storage needs and warranty provisions.

C.2.9.2 Life cycle costs are all costs incurred during the total life, from project initiation through termination. Includes costs for research and development, production, military construction, deployment and operating and support (maintenance, Petroleum-Oil-Lubricants, spare and repair parts, training of operators and maintainers, transportation, and other

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Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC
--------------------------------------------------------------------------------


crew-related expenses, etc.). The Contractor shall provide the impact of his proposed change on life cycle costs to include all items specified above. For those items where life cycle costs (LCC) cannot be readily identified, the specific impact of the change for that particular LCC area shall be identified in sufficient detail for the Government to perform the necessary analysis.

C.3 The Contractor shall on a monthly basis send logistics personnel to fielding sites to advise, assist, and coordinate technical manual input and other logistics support. This will take place after vehicles/trailers required under this contract have been handed off to the units. These personnel will also answer field queries and coordinate TM updates. During these visits the Contractor shall document what occurred (problems/resolutions) and provide a copy to the Government in Contractor format (CDRL A00K).

C.4 FMTV ENGINE DRIVESHAFT AND FLYWHEEL HOUSING FAILURE/PRODUCTION QUALIFICATION TEST (CONTRACT DAAE07-98-C-M018)
The Contractor shall proceed with contract vehicle production upon successful completion of the Production Qualification Test required under Contract DAAE07-98-C-M018.

C.4.1 Any production schedule delays and/or cost impacts due to the Production Qualification Test under Contract DAAE07-98-C-M018, which do not occur as planned and scheduled by the Government, are the responsibility of the Contractor.

C.4.2 The Contractor shall incorporate the FMTV Engine Driveshaft and Flywheel Housing remedy or "fix", which will be identified, successfully tested and approved under Contract DAAE07-92-C-R001, onto the vehicles produced under this contract. The Government agrees to pay up to xxxx per vehicle for materials required to incorporate the remedy or fix (flywheel housing and driveline) in this contract. The Contractor will submit a propsal for equitable adjustment of the material price after Contract DAAE07-98-C-M005 award.

C.5 Production Qualification Configuration Changes
The vehicles produced and delivered under this contract shall be the same configuration as vehicles produced and tested under contract DAAE07-98-C-M018. Changes that result from testing performed under Contract DAAE07-98-C-M018 shall be incorporated into all vehicles produced under this contract.

C.6 Authorization to Proceed with Full Production

      The Government will review test results after vehicles designated for RAM testing have accumulated 12,000 miles of the 20,000 miles planned. Validation of the FMTV driveshaft and flywheel housing fix as well as other changes that define the A1 configuration will be key elements to a successful review. The Contracting Officer may elect to authorize the Contractor to proceed with assembly of production vehicles after Government evaluation and assessment of the performance and reliability of test vehicles delivered under Contract DAAE07-98-C-M018.



                         *** END OF NARRATIVE C001 ***

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Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC
--------------------------------------------------------------------------------

SECTION D - PACKAGING AND MARKING

     Regulatory Cite             Title                                 Date
     ----------------            -----                                 ----
D-1    52.247-4004     MARKING REQUIREMENTS FOR EXPORT SHIPMENTS     JAN/1991
         (TACOM)

Notwithstanding other requirements in this contract with respect to marking of shipments, all shipments moving through air or water terminals to destinations outside the U.S.A. will be marked in accordance with the requirements of DOD 4500.32-R, Military Standard Transportation and Movement Procedures (MILSTAMP), and MIL-STD-129N, Military Standard Marking for Shipment and Storage. The Contractor agrees to use Government-supplied DD Forms 1387 (Military Shipment Labels) or DD Forms 1387-1 (Military Shipping Tags) for such shipments, as appropriate per the guidance in MIL-STD-129N, and agrees to comply with shipping and marking instructions issued by the Administrative Contracting Officer (ACO). The proper marking of export shipments as discussed herein must be accomplished in conjunction with the requirements of FAR 52.247-52, CLEARANCE AND DOCUMENTATION REQUIREMENTS--SHIPMENTS TO DOD AIR AND WATER TERMINAL TRANSSHIPMENT POINTS, which is referenced in Section D of this contract.

                                      ***

D.1 PRESERVATION AND PACKING - HARDWARE

D.1.1 HARDWARE - Each vehicle/trailer model shall be prepared for shipment and storage in accordance with MIL-V-62038 and the applicable Equipment Preservation Data Sheet that has been approved by TACOM packaging. Level of Protection shall be Level B (Drive-on, Drive-off).

D.1.2 SOFTWARE AND/OR TECHNICAL DATA - All software and/or technical data developed under this contract shall be packaged in accordance with standard commercial practices to assure arrival at destination in good condition.

D.2 MARKING

D.2.1 Marking of the vehicle/trailer shall be in accordance with MIL-STD-129 and the Equipment Preservation Data Sheet developed by the Contractor and approved by the Government under this contract.

D.2.2 Kits shall be marked in accordance with MIL-STD-129 and the applicable Special Packaging Instructions.

D.2.3 Software and technical data shall be marked with the name and address of the consignee and consignor and shall include the contract number.



                         *** END OF NARRATIVE D001 ***


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Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC
--------------------------------------------------------------------------------

SECTION E - INSPECTION AND ACCEPTANCE

      Regulatory Cite                 Title                             Date
      ---------------                 -----                             ----
E-1      52.246-2      INSPECTION OF SUPPLIES--FIXED-PRICE            AUG/1996
E-2      52.246-3      INSPECTION OF SUPPLIES - COST REIMBURSEMENT    APR/1984
E-3      52.246-5      INSPECTION OF SERVICES - COST-REIMBURSEMENT    APR/1984
E-4      52.246-16     RESPONSIBILITY FOR SUPPLIES                    APR/1984
E-5      52.246-4024   SUBSTITUTING COMMERCIAL TEST RESULTS FOR
                            REQUIRED CONTRACT TESTS                   SEP/1992
          (TACOM)

1. GENERAL. At your request, we may delete all or some of the Government or contractor conducted tests required by this contract, under the following conditions:

      a. You have (or your supplier has) previously supplied the identical item to us and we've accepted it, or:

      b. You have commercial test reports, performance data, analytical data, or vendor reports demonstrating that the item meets the contract requirements.

   2. HOW TO SUBMIT A TEST DELETION REQUEST.

      a. BEFORE CONTRACT AWARD - Submit your request along with your bid or proposal. Make sure that your bid or proposal includes an alternate price (that reflects how your basic price would change if we approved your request).

      b. AFTER CONTRACT AWARD - Send your requests to USA TACOM, Warren, MI 48397-5000, ATTN: AMSTA-AQ-MAA at least 45 days before you're scheduled to make delivery of the affected end item.

      c. ALL REQUESTS MUST -

         (1) identify the test(s) you want deleted;
         (2) state the basis for your request;
         (3) include a list of configuration changes made;
         (4) demonstrate that you meet the conditions in paragraph 1a or 1b above;
         (5) include proposed amount of equitable adjustment (if change is requested after award)

   3. SUPPORTING DATA. If we agree to delete a test or tests, you must keep the data you used to support your request for four years from the day we approved your request. You must provide us with this data if we ask for it.

   4. CONTRACT ADJUSTMENT. If we agree to delete a test or tests after contract award, we may negotiate an equitable adjustment in the contract price, under the Changes clause of this contract.

                                      ***

E-6       TACOM          SUPPLEMENTAL STATEMENT OF WORK: FASTENER      SEP/1992
                         QUALITY ASSURANCE REQUIREMENTS

   (a) This clause establishes quality assurance requirements for all threaded steel fasteners of Grade 5 and higher (as defined by SAE-J429) and metric fasteners with strength designations of 8.8 and higher (as defined by J-1199) that are to be used initems procured from either a Government or contractor owned Technical Data Package. It applies to fasteners received (i) from fastener manufacturers, (ii) from distributors, or (iii) as part of a subassembly for use in both new and repair items.

   (b) The contractor shall implement and maintain a fastener quality assurance program which:

      (i) Assures the homogeneity of fastener lots. A homogeneous fastener lot is defined as one in which all of the fasteners are of the same size, type, grade, plating and manufacturer.

      (ii) Ensures that individual fasteners are identified by a fastener manufacturer symbol (logo). The manufacturer's symbol (logo) shall be listed in MIL-HDBK 57, dated 29 Sep 89.

      (iii) Provides objective quality evidence that the fasteners to be furnished under this contract meet all technical requirements.

   (c) To determine the conformance of the fastener lots with the homogeneity and identification requirements, a sample from each lot of fasteners will be taken in accordance with MIL-STD-105, dated 10 May 89, Inspection Level II, AQL 1.0, or equivalent, except that lots shall be accepted with zero (0) defects (C=0) and rejected with one (1) or more defects. Each sample shall be examined for the following:

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Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

        (i) The grade and manufacturer symbol (logo) for each bolt in the lot sample shall be the same.

        (ii) Threads shall be examined to assure conformity to requirements.

        (iii) Plating (when specified) shall be examined to assure complete coverage.

    (d) Objective quality evidence that fasteners meet all technical requirements shall consist of either: ______

        (i) Favorable chemical, core hardness, plating and tensile test data provided by the manufacturer or supplier of a fastener lot which is directly traceable to that lot. Chemical tests shall include, as a minimum, percent by weight of the following elements: carbon, manganese, phosphorus and sulfur; or

        (ii) Favorable results of chemical and core hardness tests performed by the contractor or a subcontractor on sample(s) taken from the lot. Sampling for chemical, plating and core hardness testing shall be in accordance with MIL-STD-105, Level S-2, AQL 1.0 or equivalent. Chemical tests shall include, as a minimum, percent by weight of the following elements: carbon, manganese, phosphorus and sulfur.

    (e) For item(s) procured using a Government Technical Data Package, Grade
8.1 or 8.2 fasteners are not an acceptable substitute for Grade 8 fasteners.

    (f) Commercial items, defined as an end item or component of an end item whose sales volume to the general public is greater than 50% of the items produced, will be deemed to meet the requirements of this clause if the contractor has a current vendor control policy with regard to fasteners.

Note: During maintenance or repair, the Government will use Grade 8, zinc plated bolts from Government stocks as replacements for any Grade 5 or Grade 8.2 bolt used in commercial items.
                                (End of clause)

E-7            52.211-4030         SPECIAL TESTING REQUIREMENTS FOR CHEMICAL AGENT RESISTANT COATINGS         MAY/1989
               (TACOM)             (CARC) ON METALLIC SURFACES

    (a) Application: MIL-C-46168
                     MIL-C-53039

    (b) End-Item Paint Inspection: After the complete paint finish has been applied and cured* (See *Note, below), the _________________________ Contractor shall test and inspect two units per lot for (i) workmanship, (ii) total paint film thickness, and (iii) paint adhesion. Unless otherwise agreed to between the Contractor and the cognizant Government quality assurance representative, a lot ___ shall be defined as all units submitted for final Government acceptance at one time. The use of test panels in lieu of actual production units is prohibited. At final inspection, the cumulative total paint film thickness of pretreatment, primer, and topcoat shall at a minimum conform to the sum of the minimum thicknesses for individual elements of the paint finish as specified in Table I herein. Sufficient locations shall be spot-checked to ensure proper workmanship and paint thickness uniformity. The size and configuration of the unit as well as the number of vendors responsible for the paint finish of component parts shall be taken into consideration in determining the number of locations to be checked. The specific number of test locations shall be agreed to by the cognizant Government quality assurance representative in advance. In addition, two locations on each sample unit shall be selected to conduct the scribe tape test. The test locations shall be routinely varied among the following:

                  1. Directly adjacent to a weld
                  2. On or directly adjacent to a machine cut or sheared edge.
                  3. On any mechanically formed surface when lubricants/drawing compounds were used.
                  4. On paint touch-up areas.

    (c) The precise location for each scribe tape test shall be in an inconspicuous location that has been accepted by the cognizant Government quality assurance representative before the test is conducted.

    (d) Upon completion of the scribe tape test, the scribe marks shall be feathered into the adjacent area and touched up with the required top coat so that the tested area again conforms to the applicable minimum specified in Table I herein.

*Note: The complete paint finish is defined as the pretreatment, primer, and topcoat applied to the substrate. Curing of the complete paint finish is dependent upon temperature, humidity, and paint film thickness. The time necessary to achieve sufficient adhesion to pass the scribe tape test must be determined by each facility. For purposes of this test, curing at ambient temperature will take from 24 to 168 hours.

    (e) Test Methods: ____________

        1. Film Thickness. Film thickness shall be verified with a nondestructive film gage. The gage shall be suitable for ______________ measurements over the applicable substrate material and shall have sufficient accuracy to ensure compliance to the thickness

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 181 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

limitations. The gage shall be capable of being calibrated. If no other calibration specification or requirement is identified elsewhere in this contract, then the gage shall be calibrated in accordance with MIL-STD-45662.

    2. Scribe Tape Test. The following test procedure shall be followed. The test surface shall be sufficiently warm and ________________ dry to ensure adhesion of the tape. All dimensions cited in this Scribe Tape Test description are approximate:

        (a) Scribe four one-inch lines completely through the paint finish to the substrate, one sixteenth to three thirty-seconds of an inch apart.

        (b) Scribe four additional one-inch lines, completely through the paint finish, one sixteenth to three thirty-seconds of an inch apart, rotated 90 degrees with respect to the first set of lines. The resulting pattern shall contain nine squares.

        (c) Press a length of A-A-1830, A-A-884, or any commercially available tape with a minimum adhesion rating of 45 oz. per inch of width firmly over the scribed pattern, rubbing out all air pockets.

        (d) Wait 10 seconds, minimum. Grasp a free end of the tape and at a rapid speed strip it from the paint surface by pulling the tape back upon itself at 180 degrees.

(f) Interpretation of Test Results

    1. Film Thickness. All applicable surfaces shall have complete paint coverage. A minimum of 75% of the applicable surfaces of each test unit shall meet the minimum, cumulative dry film thickness requirements. Failure of either test unit shall result in rejection of the production lot that it represents.

    2. Scribe Tape Test (Adhesion). The removal of two or more complete squares of top coat, or top coat-primer-pretreatment coating, from either test unit constitutes test failure and the production lot from which it comes is rejected. Removal of overspray does not constitute test failure.

                               COATING THICKNESS
              SPECIFICATION                      DRY FILM THICKNESS (Mils)
               MIL-P-15328                             0.3 - 0.5
               MIL-P-23377                             1.0 - 1.5
               MIL-P-52192                             1.0 - 1.5
               MIL-P-53022                             1.0 - 1.5
               MIL-P-53030                             1.0 - 1.5
               MIL-C-46168                             1.8 minimum
               MIL-C-53039                             1.8 minimum.

Notice: The scribe tape test is designed to detect any deficiency in the paint application process that would affect the durability of the CARC finish. Typical causes of failure are:

    (1) Inadequate cleaning of the substrate.

    (2) Contamination of the surface between coatings.

    (3) Excessive paint film thickness in a single coating application.

    (4) Application of a coating over a previous coating which has not been adequately cured.

It is strongly recommended that the Contractor implement rigid in-process controls in conjunction with the best industrial painting practices to ensure that the performance requirements specified in this clause are met.
                                      ***

Inspection Point: ORIGIN

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 182 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

          (TACOM)

We will inspect the supplies as described elsewhere in this solicitation/contract and before acceptance. Fill-in the location, contractor's or subcontractor's plant, where origin inspection will occur.

CONTRACTOR'S PLANT:     5000 I-10 WEST       SEALY      AUSTIN     TX      77474
___________
                        (Address)         (City)     (County)  (State)   (Zip)

SUBCONTRACTOR'S PLANT:         N/A
                      ----------------------------------------------------
                                  (Name)

                      _________________________________________________________
                        (Address)         (City)     (County)  (State)   (Zip)

                                (End of Clause)

E-9            52.246-4029    ACCEPTANCE POINT: ORIGIN                  FEB/1998
               (TACOM)
Acceptance Point: ORIGIN

    We'll accept these supplies at the address or addresses designated in the Section E clause entitled INSPECTION POINT. When F.O.B. is destination and once we accept title to the supplies, we'll allow payment as long as you supply the proper evidence of shipment with the invoice. (See the Section I clause, FAR 52.247-48 - F.O.B. DESTINATION - EVIDENCE OF SHIPMENT and the Section I clause, FAR 52.246-16 - RESPONSIBILITY FOR SUPPLIES.).
                                      ***

E-10           52.246-4030    INSPECTION POINT: DESTINATION             AUG/1994
               (TACOM)
Inspection Point: DESTINATION

    We'll make our Procurement Quality Assurance inspection at the destination(s) listed in the Schedule. We'll be checking the supplies to make sure they conform with applicable drawings and specifications.
                                (End of clause)

E-11           52.246-4031    ACCEPTANCE POINT: DESTINATION             AUG/1994
               (TACOM)
Acceptance Point: DESTINATION

    We'll accept the supplies at the destination(s) listed in the Schedule.
                                (End of clause)

E.1 through E.6 Not Used

E.7            WELDING

E.7.1 WELDING DESIGN. The Contractor in performance of this contract shall ensure that all steel and aluminum weldments meet the design and fabrication requirements in American Welding Society (AWS) D 1.1-96 and (AWS) D1.2-96 or approved equivalent.

E.7.2 WELDING PROCEDURES. Prior to production you are responsible for developing welding procedures IAW American Welding Society (AWS) weld code requirements and submit your draft version to the procuring activity for approval (CDRL A00L). The use of pre-qualified weld joints as specified in AWS D1.1 does not preclude submittal of welding procedures. Repair welding of defective parts shall require Government approval and a written procedure identifying proper technique and approach to correct defective product. The Contractor at his option can utilize the UDLP/TACOM Ground Combat Welding codes for Qualifying and repair of non-ballistic or ballistic welding processes. The UDLP/TACOM Ground Combat welding Code can be obtained by written request to:

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 183 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

               Commander, US Army Tank-automotive and Armaments Command
               ATTN: AMSTA-TR-E/Materials
               Warren, MI 48397-5000

E.7.3 ALTERNATE WELDING STANDARDS. You may utilize alternate standards or codes once you or your suppliers have demonstrated that equivalent or better quality and performance can be obtained by their use. It is your responsibility to demonstrate such equivalence. If your component supplier will not release specific proprietary information, the Government reserves the right to conduct an on site review of your suppliers quality system and weld processes to verify his/her capability of producing acceptable welds. The Government reserves the right to approve/ disapprove the use of any and all such alternative weld standards, and specifications. The demonstrated equivalent shall be verified prior to fabrication of any production weldment.

E.7.4 WORKMANSHIP SPECIMENS. Prior to the start of production under this contract, you will validate your welding procedures by preparing workmanship specimens. To reduce redundant fabrication of weld workmanship specimens you may group them according to joint type, geometry, material thickness, position, type of process and strength, as approved by the PCO. You must fabricate all weld workmanship specimens using:

              (1) the lower limits of the declared range of factors for those materials meeting or exceeding a thickness of 0.125 inches; and

              (2) the higher limits of the declared range for those materials less than a thickness of 0.125 inches.

               If your workmanship specimens disclose the need for any changes or corrections to your written welding procedures, you will make all required updates and revisions to your procedures at no additional cost to us, and send a copy of your revised procedures to the PCO for incorporation into this contract (CDRL A00L).

E.7.5 PREVIOUSLY QUALIFIED PROCEDURES. If you previously qualified your welding procedures under another of our contracts, the PCO may waive the requirements of paragraphs E.7.2 and E.7.4 of this clause. You must submit such a request to the PCO in writing, identifying the previous contract(s) under which you qualified your procedures with us that produced acceptable workmanship specimens. You may use previously qualified weld procedures provided ALL the following requirements are met:

               (1) The weld joint was qualified and approved on a previous
                   Department of Defense contract,
               (2) You have certified welders and equipment,
               (3) You have not had a break in production for more than six months; and
               (4) A favorable quality history

               If you meet these requirements, and want approval to use previously qualified weld procedures, submit a written request to the PCO, attaching proof of previous qualifications and summary of your and/or your suppliers quality history (CDRL A00M).

E.7.6 WELDER QUALIFICATION. Before you or your suppliers (i) assign any welder or welding operator to perform manual, semi-automatic or automatic welding work, or (ii) using any automatic welding equipment for work covered by this contract, you MUST ensure that the all welding equipment used in the performance of this contract has been certified, and that your welders or welding operators have passed qualification testing, as prescribed by the applicable qualification standard identified in paragraphs E.7.2 or E.7.3 of this clause.

E.7.7 VISUAL WELD INSPECTION. During performance of this contract you will verify weld quality and workmanship using qualified inspectors trained to perform these inspection functions. Acceptable qualification of your inspectors may be based on:

               (a) current or previous certification as an AWS Certified Welding Inspector; or

               (b) current or previous certification by the Canadian Welding Bureau (CWB); or

               (c) inspection performed by an engineer or technician who is competent in the use of weld inspection techniques and equipment, on the basis of (i) formal training or (ii) experience, or both, in metals fabrication, inspection, and testing.

E.8            End-Item Paint Requirements:

E.8.1 The Contractor shall assure all painting operations and inspections comply with Mil-C-53072.

E.8.2 The drying time required for topcoat application of MIL-C-53072 paragraph 3.5 is to be considered met if the application topcoat is performed within the parameters provided by the topcoat and e-coat product suppliers. Current topcoat and e-coat vendor data and process recommendations will be maintained at the production facility.
E.9            QUALITY PROGRAM

E.9.1 The Contractor shall develop a quality program acceptable to the Government for all supplies and services to be

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Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

provided under this contract. The quality program shall, as a minimum, meet the requirements of ISO-9001 or an equivalent requirement. The requirements of ISO-9001 shall also apply at the place of vehicle in-process and final assembly. The quality program shall address software and hardware contractual requirements. The Contractor at the time of contract award shall have a documented quality manual/program plan for Government review and acceptance. The quality manual/program plan shall follow the guidance of ISO-9004 paragraph
5.3.2 Quality Manual. The plan shall be updated as required (CDRL A00N).

E.9.2 The Contractor shall have a supplier quality assurance program that defines the appropriate ISO-9000 or commercially equivalent quality program requirements for each supplier. The Contractors supplier quality assurance program shall assure each supplier has a documented quality program, that documents control plans for all FMTV product, conducts source inspection or receiving inspection and initiates investigations for manufacturing and test problems. The Contractor's plan shall include provisions for periodic audits (CDRL A00P).

E.9.3 Prime Contractor's documentation verifying their review and acceptance of the subcontractor quality assurance plan shall be made available for review upon Government request. If determined to be acceptable, the Prime Contractor will use the subcontractor's accepted system when conducting quality audits. Government audits will be at the direction of the Government Procuring Activity.

E.10           INSPECTION & TEST EQUIPMENT

E.10.1 Except as otherwise expressly provided for under this contract, the Contractor is responsible for the supply and maintenance of all inspection and test equipment necessary to assure that end item components conform to contract requirements. All Contractor furnished inspection equipment shall be available for use on or before the start of production. The Government shall not furnish any inspection equipment for this contract.

E.10.2 The Contractor shall make inspection equipment available to the Government Inspector during Government in-process or end item inspection. Upon completion of the inspection by the Government Inspector, all inspection equipment shall be returned to the Contractor.

E.11           FINAL ACCEPTANCE

E.11.1 The Contractor shall perform one hundred percent (100%) Final Inspection of the end item in accordance with the requirements of the applicable ATPD 2131A and current approved configuration utilizing the Government approved Final Inspection Record (FIR). The Contractor shall make available the FIR for the items in question. Deficiencies disclosed during inspection by the Contractor or the Government shall be described in writing on the Deficiency Sheet attached to the Final Inspection Record. If the Contractor determines that the Final Inspection Record is not appropriate for final inspection of the end item, for any reason, the Contractor must obtain approval from the Procuring Contracting Officer prior to employing any other form for this purpose (CDRL
A00Q).

E.11.2 All Contractor manufacturing and inspection documents used to validate work completed and product quality shall have an indication of acceptance by a Contractor controlled stamp.

E.12           FUEL QUANTITY/Windshield Washer Fluid

               Each truck, at the time offered for final acceptance to the Government, shall have a minimum of one half (1/2) tank of fuel, as indicated by the fuel quantity indicator on the truck's instrument panel. If acceptance and testing requires an excessive number of miles to be put on the vehicle, the Contractor shall assure the vehicle is shipped to the field with one half (1/2) tank of fuel. The Contractor shall also assure that the windshield washer reservoirs are filled with a commercially available windshield washer fluid prior to presenting the vehicle to the government. If the temperature of the vehicles final destination is -40 f. or below, the washer fluid must allow operation to -50 f.

E.13           QUALITY DEFICIENCY REPORTS

               The Contractor shall investigate, provide failure analysis and corrective action to all Quality Deficiency Response Reports, Standard Form 368, generated against supplies produced under this contract in accordance with OT-90-12220 (CDRL A00R). The Contractor shall provide a report of the investigation, probable cause and proposed corrective action to the Contracting Officer or his designated representative, within thirty (30) calendar days upon receipt of the Quality Deficiency Report, Standard Form 368. The Contractor shall arrange for transportation of the deficient items identified in the QDR. The cost of the transportation is the responsibility of the Contractor. All corrective actions taken by the Contractor shall be at no additional cost to the Government. The Government Procuring Contracting Officer must approve all corrective actions requiring configuration changes.

E.14 VEHICLE ACCEPTANCE

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 185 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

E.14.1 CONDITIONAL ACCEPTANCE - The Government at its sole discretion may conditionally accept vehicles at anytime; at no time is the Government required to conditionally accept vehicles.

E.14.2 CONDITIONAL ACCEPTANCE PRIOR TO FIRST ARTICLE APPROVAL - Prior to successful completion of the First Article Test requirements, any acceptance of vehicles shall be conditional. At the time of conditional acceptance prior to First Article Approval the Contractor may invoice up to ninety percent (90%) of the base vehicle unit price. The Government at its sole discretion may, based on contract performance, increase the invoice percentage above the ninety percent (90%) limitation.

E.14.3         FINAL ACCEPTANCE - Final acceptance of vehicles shall not occur:
until (1) all First Article Approval requirements have been successfully completed and the Contractor so notified by a Procuring Contracting Officer letter and (2) all deficiencies on any accepted vehicles are corrected to the satisfaction of the Government.
E.15 CARE AND STORAGE OF CONDITIONALLY AND FINALLY ACCEPTED VEHICLES PRIOR TO SHIPMENT

               In the event that the Government does not elect to ship ? Conditionally or Finally Accepted? production vehicles, the Contractor shall be responsible for the care and storage of all vehicles until shipment by the Government for a period of up to 60 days. To assure that the vehicles remain in an acceptable condition, the Contractor shall develop a storage exercise and maintenance plan and submit it by e-mail to TACOM with a Quality Assurance Identifier 90 DAC. As a minimum, the storage plan shall include an inspection schedule, vehicle exercise schedule, as well as a description of the inspections, vehicle exercises, and a reference to all applicable procedures and work instructions. Lessons learned from the storage of vehicles during contract DAAE07-92-C-R001 shall be addressed in the plan (CDRL A00S).

E.16           FIRST ARTICLE REQUIREMENTS

E.16.1 First Article Requirements for this contract consist of Production Qualification Testing which will be conducted under contract DAAE07-98-C-M018.

E.17           RESERVED

E.18           REQUIREMENTS APPLICABLE TO Follow-on Production Test VEHICLES

               (a) This contract contains requirements for Follow-on Production Testing.

               (b) The Test vehicles, representative of the production deliveries shall be furnished to the Government test site(s) listed in the respective paragraphs. Transportation charges from the Contractor's plant to and from the test sites shall be the sole responsibility of the Contractor.

               (c) Under no circumstances shall any test vehicle be shipped from the Contractor's facility to the test sites until:

      (1) A complete inspection has been performed on each vehicle by a Government team consisting of (i) a formally designated representative of the Administrative Contracting Officer or (ii) a designated TACOM representative.

      (2) All deficiencies disclosed by this Government inspection have been corrected by the Contractor and approved by the Government, as evidenced by the DD Form 250, signed by an authorized Government representative before shipment.

E.19           RESERVED

E.20           SYSTEM SUPPORT PACKAGE

E.20.1 SYSTEM SUPPORT PACKAGE LIST - The Contractor shall prepare and provide a System Support Package list(s) by E-mail, for EACH test required to the Government ninety (90) days prior to delivery of vehicles to Government test sites in accordance with DI-ILSS-80522 (CDRL A00T). The System Support Package listing shall define the required support elements: for example; all spare parts required, technical representatives, parts storage containers or trailers required, technical manuals and other items that are required to successfully complete testing.

E.20.2 SYSTEM SUPPORT PACKAGE - The Contractor shall assemble, furnish and ship (to include packing, packaging and transportation) the System Support Package(s) to EACH designated test site(s) prior to the start of a test. to the extent possible, the Contractor will take into account when estimating the items below (a through f), utilizing existing assets left over from the PQT test under Contract DAAE07-98-C-M018(especially tools). The System Support Package shall consist of items listed on the System Support Package list, but is not limited to, the following:

               (a) Spare/repair parts utilized during past test. All items required to support the service intervals defined in the technical manuals

               (b) Peculiar common/special tools and Test, Measurement, and Diagnostics Equipment.

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 186 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

               (c) Training and support of test site personnel.

               (d) Personnel requirements quantity by Military Occupational Specialty.

               (e) Basic Issue Items.

               (f) List and quantity of expendable supplies such as Petroleum, Oil and Lubricants.

E.20.3 REPLACEMENT ITEMS - Replacement items required to continue testing, which are not identified and not furnished with the System Support package or were not furnished in sufficient quantities, shall be provided by the Contractor within twenty-four (24) hours after notification of the shortage. (72 hours for Alaska)

E.20.4 TOOLS AND TEST EQUIPMENT - The Contractor shall identify and utilize existing Government tools and test equipment to the maximum extent feasible.

E.21           CONTRACTOR TEST SUPPORT

E.21.1 The Contractor shall be responsible for furnishing repair parts and technical support for the vehicles at all the Government test sites identified in Section E of this contract during FPT.

E.21.2 Contractor technical support shall include technical representation at the Government test site throughout the test period. The Government will provide storage facilities for Contractor furnished repair parts at the test site.

E.21.3 The Contractor shall provide field service representatives at all Government test sites who shall advise and make recommendations to orient and instruct key Government personnel with respect to operations, maintenance, repair and parts supply for the equipment furnished under this contract. When requested by the Government the Contractor shall perform all general support and depot maintenance level of repair at each test site.

E.21.4 The Contractor shall perform all maintenance during FPT. The Contractor shall provide the Government data collector any errors/inconsistencies discovered in technical manuals or publications during this maintenance.

E.22           TEST DEFICIENCIES

E.22.1 A failure is defined as an event, or state, in which the system or a component of the test set does not or would not, perform as specified in the vehicle/system specifications.

E.22.2 A defect is defined as a nonconformance to a technical requirement. Defects are classified as critical, major and minor. As defined in ATPD 2131A.

E.22.3 In the event of vehicle/component system test failure, the Government reserves the right to retest the vehicle/system upon correction of the defect(s) by the Contractor to the complete extent and duration specified in the test program, or to such lesser extent as the Procuring Contracting Officer shall consider appropriate in his/her sole discretion. The Contractor shall be responsible for delays in the program test period resulting from vehicle/component defects for failure to adequately or timely furnish parts support, and the Government shall have the right to extend the specified program test period accordingly.

E.22.4 The Contractor, when directed by the Procuring Contracting Officer, shall correct on-site any defect of the system, which occurs during testing. Delays caused by defective test items shall not be a basis for adjustment of the contract delivery schedule or the contract price.

E.22.5 Deficiencies found during or as a result of First Article and Follow-on Production Testing, shall be prima facie evidence that all vehicles/components already produced prior to completion of First Article and Follow-on Production Testing are similarly deficient. Such deficiencies on all vehicles/components shall be corrected by the Contractor at no additional cost to the Government.

E.23           TEST INCIDENT REPORTS/FAILURE ANALYSIS & CORRECTIVE ACTION REPORT

E.23.1 The Contractor shall be responsible for accessing the test site computer databases (Army Test Incident Reporting System (ATIRS)) for all Test Incident Report data during Government required tests. Upon receipt of a Test Incident Report (TIR), the Contractor shall assess the failure and shall furnish a failure analysis with the proposed corrective action as set forth in these contract provision and contract provisions E.19 and E.26. Receipt is defined as the day the Test Incident Report (TIR) is posted to the database. The Failure Analysis and Corrective Action responses shall be prepared by the Contractor with the type of information described in DI-RELI-81315 (CDRL A00U) and provided in the ASCII format data stream identified at Attachment 8 to the contract. A diskette identifying the data stream shall be provided the Contractor from the Government. The

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 187 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

only Contractor entry in Data Block 100 shall be "OPEN". No Contractor entries are required in Data Blocks 02, 103, 104, and 105. The required Contractor indication of "Interim" or "Final" required in E.23.3 and E.23.4 shall be entered as the first word in Data Block 121 of the data file - Status/Description of Corrective Action. Data Block "0" shall be the Corrective Action Number /Revision Number, Data Block "3" shall be the Test Project Number, and Data Block "4" shall be the Test Incident Report Number. Failure Analysis and Corrective Action Reports (FACARs) shall be "e" mailed and diskette deliverable as identified in CDRL A00U.

E.23.1.1 Labeling of diskette shall include Contractor identification, test site, TIR/FACAR numbers included and vehicle system/model. Information contained in each "e" mail shall include only that information contained in the ASCII data stream identified above. The "e" mail submission of FACAR's shall be in the main "e" mail message area and shall not be provided as attachments to an "e" mail message. Further, there shall be no extraneous information or headers in the "e" mail submissions. The first line in the "e" mailed FACAR shall be the first line of information required by the data file at Attachment 8. Failure analysis and corrective action reports shall be in numerical sequence by TIR/FACAR number. Each "e" mail and diskette submission shall be identical in FACARS addressed. FACARs covering multiple failures/incidents shall identify each TIR number affected. In addition to the above requirements, FACARS for critical incidents shall be furnished on hard copy in accordance with CDRL A00U.

E.23.1.2 The Contractor may provide FACAR supporting information/documentation "hard copy" (supplier data, test data, certifications, drawings, etc.) which are to be considered part of a Failure Analysis and Corrective Action Report. Each Failure Analysis and Corrective Action Report shall include specific detailed identification of this supporting documentation. If the Contractor is providing this supporting documentation the first word in block/field number 120 of the data stream shall be "Support". Supporting information/documentation shall be delivered to addresses provided in CDRL A00U. Supporting information/documentation shall be identified with the applicable Failure Analysis and Corrective Action Report number. Supporting information/documentation shall further be provided in folders suitable for filing ("legal" size folders shall not be utilized) and folders shall be identified on the folder tab/label with Contractor identification, applicable FACAR number, and variant. Each folder shall address/include only one FACAR.

E.23.2 Pretest "dry runs?, a minimum of three, consisting of Contractor accessing the test site computer data base (Army Test Incident Reporting System, ATIRS) for Test Incident Reports (TIR's) and corresponding (fictitious information) FACAR(s) submissions shall be accomplished to assure system compatibility and smooth processing of "e" mailed data and diskette deliverables. "Dry Run" FACARs shall include information in all applicable fields identified in the data file requirements.

E.23.3 INTERIM FACAR RESPONSES - Interim FACARs shall be provided by the Contractor within the following specified time frames:

               a. Critical Defect - 48 hours after Government notification.
               b. Major Defect - 20 days after Government notification.
               c. Minor Defect - Interim response optional.
               d. Informational - No interim response required.

               The interim response shall provide the status of the Contractors investigation, and proposed date for submission of the final response. The interim status shall be updated every 30 days subsequent to the initial submission of the interim response. The TACOM CARB members may agree with the Contractor to extend or modify the time period for subsequent interim responses.

E.23.4 Final Responses - Final responses are required for all TIRs (Critical, Major, and Minor), within forty five (45) calendar days after receipt unless modified as stated above. The Contractor shall provide responses to all "informational" Test Incident Reports if those reports identify any shortcoming, deficiency, and/or any non-compliance with the specification or contractual requirements. The Contractor will indicate the corrective action status, either "Final" or "Interim," on each FACAR. The CARB will evaluate each FACAR and determine if it is closed or open. The Government will provide the closure criteria for those FACAR?s

E.24           TEST VEHICLE MODIFICATION

E.24.1 All desired changes to test vehicle hardware or software shall be initiated by a Test Vehicle Modification Request Form. The Government will review and process this form within two (2) working days after receipt. Once the hardware modification has been validated during testing the Contractor shall initiate a, Waiver or Deviation IAW Section C.

E.24.2 The form shall be in Contractor format; a copy of which shall be provided to the TACOM Quality Assurance Representative (AMSTA-TR/E-FMTV) for review and comment at the quality assurance post award conference (CDRL A00V).

E.25           DISPOSITION OF TEST VEHICLES/KITS

               Following successful completion of testing, the Contractor has the option to submit the vehicles and kits used during Follow-on Production Testing as contract items or provide new units. If the Contractor elects to submit the test vehicles/kits, the test kits and vehicles must be repaired and modified to the latest approved configuration (Drawing,

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 188 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

Specification, new tolerances) prior to submission as contract items. The test vehicle refurbishment criteria established under contract DAAE07-92-C-R001 will be the utilized. If the Contractor elects to submit new vehicles/kits he shall do so at no additional cost in the contract price.

E.26           Follow-on Production Testing

E.26.1 Follow-on Production Testing - During the performance of this contract, the Government shall conduct Follow-on Production Testing in accordance with ATPD 2131A to verify the quality and performance of continuing production vehicles are consistent with the approved First Article Test vehicles. Such testing shall consist of ten thousand (10,000) miles per test vehicle for approximately one hundred fifty (150) days duration. The Government shall randomly select vehicles for follow-on production testing. In the event of vehicle test deficiencies, the Government reserves the right to retest the vehicle(s) upon correction of defects by the Contractor to the extent necessary to successfully meet test requirements. Additional testing shall be conducted at the Contractor's expense. The Government may select up to eight (8) vehicles and trailers each program year: four (4) MTVs, two (2) LMTVs, (1) LMTV trailer and
(1) MTV trailer. There will be two (2) Follow-on Production Test per program year, utilizing three (3) variants per test. The first Follow-on Production Test
(FPT) shall be conducted on (TBD) selected from the first month of (FMTV A1) production. Each year after the 2nd program year the FPT shall be separately priced options.

E.26.2 TEST DEFICIENCIES - Failure of FPT vehicles as the result of any deficiency during or as a result of such testing shall be cause for rejection of such vehicles and any vehicles produced subsequent to the selection of the FPT vehicles, including all vehicles since the previous FPT selection or in the case of the first Follow-on Production Test, since Production Qualification Test completion, until evidence has been provided by the Contractor that corrective action has been taken to eliminate the deficiency. Any deficiency found during, or as a result of, these tests shall be prima facie evidence that all vehicles not yet accepted are similarly deficient, unless evidence satisfactory to the Procuring Contracting Officer is furnished by the Contractor that they are not similarly deficient. Such deficiencies on all vehicles shall be corrected by the Contractor at no cost to the Government, including the cost of any additional testing which may be required.

E.27           CONTROL TESTS
               The control test will be conducted IAW ATPD 2131A section 4 paragraph 4.5.

E.28           RESERVED

E.29           RESERVED

E.30           RESERVED

E.31           CANCELLED SPECIFICATIONS AND STANDARDS

               Specifications and standards referenced in the FMTV TDP may be used to satisfy requirements even after the referenced documents are canceled. Replacement specifications and standards may also be used to satisfy FMTV TDP requirements in lieu of the canceled document. Document replacement must be noted in the canceled and/or replaced documents. A technical evaluation shall be applied to determine the nearest equivalent requirement IAW new specifications or standards. The Contractor shall document any necessary interpretation and shall make this available to the government upon request. The process used by the Contractor shall be submitted to the Administrative Contracting Officer for review and concurrence thirty (30) days after contract award. This process shall follow the guidelines contained in DFARS 211.273 entitled Substitutions for military or Federal specifications and standards (CDRL A00W).

E.32           CERTIFICATIONS TO ATPD 2131A PERFORMANCE REQUIREMENTS

               Fifteen Days prior to presenting test vehicles to the Government for acceptance the Contractor shall provide all certifications required by ATPD 2131A to the Government in accordance with DI-MISC-80678 (CDRL A00X). The certifications and testing required shall be resubmitted to the Government if changes are made to the hardware and systems subsequent to the original certification.

E.33           ATPD 2131A TEST ASSUMPTIONS

E.33.1 FMTV LMTV Cargo, M1078A1 and LMTV Chassis, M1081 A1, QCI tests associated with ATPD 2131A paragraph 3.2.1.11.2, 4.7.10.2, 3.2.1.11.3, and
4.7.10.3 shall be accomplished while unloaded on a 22% grade. All other variants shall be tested unloaded on a 30% grade during QCI. During Control Tests (CT), the M1078A1 shall be tested while on a 30% grade.

E.33.2 ATPD 2131A paragraph 4.7.60 QCI and CT tests shall be performed as indicated in the vehicle Final Inspection Record (FIR) at ambient temperatures.

E.33.3 The Contractor is not required to locate or develop a slope for the 27% slope required by paragraph 3.2.1.1.

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 189 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

E.33.4 The American Association Railroads Certification will meet the requirements for certifying to the Military Standard Rail Impact Certification requirements of 3.2.8.4 and 4.7.31.5.

E.33.5 If the released drawings in the Government Baseline TDP fail to meet the requirements of paragraph 3.2.8.5, A.4.1, and H.4.1, it will be the responsibility of the Government to correct.

E.33.6 The cooling system will be tested and evaluated for compliance to paragraph 3.4.1.2 but failure to meet the specified numbers will become the responsibility of the Government to correct.

                         *** END OF NARRATIVE E001 ***

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 190 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor: STEWART AND STEVENSON SERVICES INC SECTION F - DELIVERIES OR PERFORMANCE

               REGULATORY CITE                    Title                             Date
                              -------------------------------------------------  ---------
F-1            52.242-15      STOP-WORK ORDER                                     AUG/1989
F-2            52.242-15      STOP WORK ORDER (AUG 1989)--ALTERNATE I (APR 1984)  APR/1984
F-3            52.242-17      GOVERNMENT DELAY OF WORK                            APR/1984
F-4            52.247-29      F.O.B. ORIGIN                                       JUN/1988
F-5            52.247-34      F.O.B. DESTINATION                                  NOV/1991
F-6            52.247-48      F.O.B. DESTINATION--EVIDENCE OF SHIPMENT            JUL/1995
F-7            52.247-52      CLEARANCE AND DOCUMENTATION REQUIREMENTS--
                              SHIPMENTS TO DOD AIR OR                             APR/1984
                              WATER TERMINAL TRANSSHIPMENT POINTS
F-8            52.247-58      LOADING, BLOCKING, AND BRACING OF FREIGHT CAR
                              SHIPMENTS                                           APR/1984
F-9            52.247-59      F.O.B. ORIGIN--CARLOAD AND TRUCKLOAD SHIPMENTS      APR/1984
F-10           52.211-16      VARIATION IN QUANTITY                               APR/1984

    (a) A variation in the quantity of any item called for by this contract will not be accepted unless the variation has been caused by conditions of loading, shipping, or packing, or allowances in manufacturing processes, and then only to the extent, if any, specified in paragraph (b) below.

    (b) The permissible variation shall be limited to:
        ZERO percent increase; and
        ZERO percent decrease.

This increase or decrease shall apply to THE TOTAL CONTRACTUAL QUANTITY.
                                (End of clause)

F-11           52.247-4005    SHIPMENT OF SUPPLIES AND DETENTION OF CARRIERS      OCT/1994
               (TACOM)        EQUIPMENT


    (a) Unless otherwise directed, shipment items under this contract in following order of priority:

        (1) Government Bill(s) of Lading or US Postal Services;

        (2) Commercial Bill(s) of Lading converted to Government Bill(s) of Lading at destination;

        (3) Prepaid Commercial Bill(s) of Lading with transportation charges entered as a separate item on the invoice; or

        (4) As otherwise instructed when the contract prohibits use of Government funds for transportation costs.

(b) The Contractor will request:

        (1) Government Bills of Lading and

        (2) Routing and other instructions, including MILSTAMP (Military Standard Transportation and Movement Procedure), as to the methods of shipment to be followed by the Contractor, or

        (3) Authorization to ship Commercial Bills of Lading to be converted to Government Bills of Lading at destination from the transportation office, administering DCMC, ten days before the materiel is ready for shipment. The Contractor must prepare and address the forms as directed by the Administrative Contracting Officer (ACO) or

    (c) The Contractor and subcontractor(s) must allow prompt and convenient access of carrier's equipment to loading docks or platforms where the contract items supplies will be loaded. Any charges for detention of carrier's equipment shall be for the account of the Contractor, except when the detention is required or caused by the Government.
                                      ***

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 191 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor: STEWART AND STEVENSON SERVICES INC SECTION G - CONTRACT ADMINISTRATION DATA

                                                                             JOB
LINE     PRON/             OBLG                                             ORDER     ACCOUNTING  OBLIGATED
ITEM     AMS CD     ACRN   STAT    ACCOUNTING CLASSIFICATION                NUMBER    STATION     AMOUNT
----     ------     ----   ----    -------------------------                ------    -------     ------
0001AA  J085R210J0   AA     2      21 82035000085R5R01P51106825CZ S20113    8GMFMV    W56HZV       $***
     51106866

0021AA  J085R166J0   AA     1      21 82035000085R5R01P51106825CZ S20113    8GMFMV    W56HZV       $***
     51106866

1009AA  J085R209J0   AA     2      21 82035000085R5R01P51106825CZ S20113    8GMFMV    W56HZV       $***
     51106866

1009AB  J085R185J0   AB     2      21 82035000085R5R01P51106831E1 S20113    8GMFMV    W56HZV       $***
     51106866

1010AA  J085R171J0   AA     2      21 82035000085R5R01P51106825CZ S20113    8GMFMV    W56HZV       $***
     51106866

1010AB  J085R18601   AB     2      21 82035000085R5R01P51106831E1 S20113    8GMFMV    W56HZV       $***
     51106866

1012AA  J085R187J0   AB     2      21 82035000085R5R01P51106831E1 S20113    8GMFMV    W56HZV       $***
     51106866
                                                                                                  --------
                                                                                       TOTAL       $***
Army                 AA            21 82035000085R5R01P51106825CZ S20113      W56HZV               $***
Army                 AB            21 82035000085R5R01P51106831E1 S20113      W56HZV               $***
                                                                                                  --------
                                                                                       TOTAL       $***

               Regulatory Cite                  Title                     Date
                              -------------------------------------     --------
G-1            52.242-4016    COMMUNICATIONS                            FEB/1985
               (TACOM)
Communications on technical matters pertaining to the contract shall be direct between the contractor and the Technical Representative. Communications for the Technical Representative shall be addressed to:

                                 Commander
                                 U.S. Army Tank-automotive and Armaments Command
                                 ATTN: SFAE-GCSS-W-MTV
                                 Warren, MI 48397-5000

G-2            252.201-7000   CONTRACTING OFFICER'S REPRESENTATIVE      DEC/1991
               (TACOM)
      (a) Definition.

               Contracting Officer's Representative means an individual designated in accordance with subsection 201.602-2 of the ____________________________________ Defense Federal Acquisition Regulation
Supplement and authorized in writing by the contracting officer to perform specific technical or administrative functions.

    (b) If the Contracting Officer designates a contracting officer's representative (COR), the Contractor will receive a copy of the written designation. It will specify the extent of the COR's authority to act on behalf of the contracting officer. The COR is not authorized to make any commitments or changes that will affect price, quality, quantity, delivery, or any other term or condition of the contract.
                                      ***
G.1 PERFORMANCE BASED PAYMENTS (This does not apply to CLINs 0020, 0021, 0022, 0023, 0024, 0025, 0026, 0027, 0028, and 0029)

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 192 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

G.1.1          Scope.

G.1.1.1 This contract provides for Government financing to the Contractor in the form of Performance Based Payments. This provision identifies the payment events and success criteria necessary to make payments in accordance with the provisions of FAR 32.1000, Performance-Based Payments and FAR 52.232-32.

G.1.2          Performance Payments

G.1.2.1 Detailed procedures for performance based payments will be mutually developed and agreed to between the Contractor and the Administrative Contracting Officer. That agreement will be documented by a Contractor Performance Billing Procedure and will, as a minimum, define a procedure that identifies performance payment billings to the Contract ACRN level by each vehicle invoiced.

G.1.2.2        Payments for Non-Vehicle CLINs (CLINs 0001, 0002, 0003, 0004, and
0005). TVS shall certify monthly that the recurring/sustaining effort has been completed. Payment for that effort shall occur monthly based on the total CLIN value divided by the period of performance as evidenced by Administrative Contracting Officers acceptance of the DD Form 250.

G.1.2.3 Performance Based Payments for Vehicle CLINs. Prior to vehicle acceptance, performance payments shall be made on each vehicle produced against the following four (4) performance events required by the then-current Master Production Schedule (MPS). The MPS will be continually updated on a monthly basis to reflect the Contractors current performance plan for the following three (3) month period. Liquidation shall occur upon acceptance of the vehicle as evidenced by Government acceptance of the DD Form 250 for each vehicle in accordance with FAR 52.232-32 (d).

G.1.2.3.1 Event 0001 - Is based on the planning, qualification, selection and placement of purchase orders to support the procurement of long lead and common component materials to support the MPS planned build of each vehicle through Station 18. This event occurs six (6) months prior to each Station 18 planned build.

G.1.2.3.2 Event 0002 - is based on the pre-production labor necessary to support each planned vehicle build. i.e., ME/IE, E-Coat, and Bll kit assembly. This event occurs three (3) months prior to each Station 18 planned build.

G.1.2.3.3 Event 0003 - is based on material receipt 60 days in advance of Station 18 planned build for each vehicle or materials that have been scheduled in, not received, but committed to the extent that termination liability would be 100%. This event occurs two (2) months prior to each Station 18 planned build.

G.1.2.3.4 Event 0004 - is based on each Station 18 actual vehicle build completion.

G.1.3          Success Criteria for Payment.

G.1.3.1 The contractor shall be entitled to a performance payment of the above events based on the following criteria.

G.1.3.1.1 Event 0001 - Success criteria is based on the Contractor's placement of purchase orders to support Station 18 build in accordance with the then-current MPS. The Contractor will supply Administrative Contracting Officer with documentation verifying orders placed as evidenced by Material Requirements Plan (MRP) Report identified in the Performance Payment Billing Procedures on an as requested basis. This event will be performance-billed at 10% of each vehicle CLIN price. This event is severable from all other events and can be billed at the time the event is completed without regard to completion of any other event. However, billings shall not exceed the planned monthly build through Station 18.

G.1.3.1.2 Event 0002 - Success criteria is based on the Contractors ability to plan, organize and manage all pre-production activities in order to effect a smooth transition from parts procurement to vehicle acceptance by the Government as evidenced by MRP Report identified in the Performance Payment Billing Procedures. This event will be performance-billed at 10% of each vehicle CLIN price. This event is severable from all other events and can be billed at the time the event is completed without regard to completion of any other event. However, billings shall not exceed the planned monthly build through Station 18.

G.1.3.1.3 Event 0003 - Success criteria is based on continued receipt of materials to support the build of vehicles through Station 18. This event occurs 60 days prior to planned Station 18 build and will be verified by the Contractor's material receiving report which will reflect either receipt of materials or commitment to be received prior to Station 18 build as evidenced by MRP Report identified in the Performance Payment Billing Procedures. This event will be performance-billed at 60% of each vehicle CLIN price. This event is cumulative and cannot be billed until events 0001 and 0002 are complete. However, billings shall not exceed the planned monthly build through Station 18.

G.1.3.1.4 Event 0004 - Success criteria is based on Station 18 actual vehicle build at 95% (or more) of the value of the Bill of Material (BOM) completion for PY 1 and PY 2, and 98% (or more) BOM value completion for subsequent PY's. Unless circumstances as described in paragraph G.1.4 are in effect, this will be verified by the Contractors Schedule S Report (verification of dynamometer completion) which will be made available to the Government within 48 hours of Station 18 vehicle

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 193 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

completion. This event will be performance-billed at 10% of each vehicle CLIN price. This event is cumulative and cannot be billed until events 0001 through 0003 are complete. However, billings shall not exceed the planned monthly build through Station 18.

G.1.4          Liquidation

G.1.4.1 The final event is DD Form 250 acceptance by the Government and will constitute the final 10% of the CLIN price and any withholds, if applicable. This event will liquidate previous performance payments (max. 90% of CLIN value) against each vehicle delivered. If no performance payments have been made, the Contractor is entitled to 100% payment of that vehicle at time of final DD-Form-250 acceptance by the Government.

G.1.5          Performance Delays

G.1.5.1 Except for an adjustment for Default, delays in delivery attributed to Force Majeure events (acts of nature, war, strike, etc.) may result in an adjustment to the affected portion of work but shall not cause interruption of otherwise eligible performance based payments and shall not become a basis for recovery of previously, properly disbursed performance based payments. All other delays shall be administered in accordance with FAR 32.1007 or the changes provisions of this Contract.

G.1.6          Performance Payment Adjustments

G.1.6.1 Performance events, amounts and success criteria may be adjusted by mutual agreement on an on-going basis if a contract action or the contractor's performance has significantly affected the performance payment schedule. Except for an adjustment for default, adjustments under this provision shall not become the basis for recovery of previously, properly disbursed performance based payments.

G.1.7          Master Production Schedule (MPS)

G.1.7.1 Entitlement to Performance-Based Payments is solely on the basis of the successful performance criteria specified in G.1.3 above and, as such, the parties agree that the MPS is critical to the success of this Contract (and Performance-Based Payments). Changes to the MPS (whether Contractor or Government initiated) are critical and may impact price and schedule. In addition to FAR 52.243-1, Changes-Fixed Price, the Parties agree that any significant change to the FMTV A1 Baseline Configuration, regardless of origin, will be treated as schedule sensitive and shall be given the utmost attention with respect to changing the MPS. Should it become necessary to change the content of the configuration baseline, the "effectively" date of each change will be mutually determined by the parties thereby allowing the Contractor and the Contractors supplier time to ship in new or replaced materials to accommodate the revised MPS .

                         *** END OF NARRATIVE G001 ***

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 194 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

SECTION H - SPECIAL CONTRACT REQUIREMENTS

          REGULATORY CITE                              Title                                          Date
                             --------------------------------------------------------------------   --------
H-1       252.203-7002       DISPLAY OF DOD HOTLINE POSTER                                          DEC/1991
H-2       252.204-7000       DISCLOSURE OF INFORMATION                                              DEC/1991
H-3       252.205-7000       PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS              DEC/1991
H-4       252.211-7000       ACQUISITION STREAMLINING                                               DEC/1991
H-5       252.223-7006       PROHIBITION ON STORAGE AND DISPOSAL OF TOXIC AND HAZARDOUS MATERIALS   APR/1993
H-6       252.225-7001       BUY AMERICAN ACT AND BALANCE OF PAYMENTS PROGRAM                       JAN/1994
H-7       252.225-7002       QUALIFYING COUNTRY SOURCES AS SUBCONTRACTORS                           DEC/1991
H-8       252.225-7009       DUTY-FREE-ENTRY--QUALIFYING COUNTRY END PRODUCTS AND SUPPLIES          JAN/1997
H-9       252.225-7010       DUTY-FREE ENTRY--ADDITIONAL PROVISIONS                                 JAN/1997
H-10      252.225-7028       EXCLUSIONARY POLICIES AND PRACTICES OF FOREIGN GOVERNMENTS             DEC/1991
H-11      252.227-7037       VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA                   NOV/1995
H-12      252.231-7000       SUPPLEMENTAL COST PRINCIPLES                                           DEC/1991
H-13      252.231-7001       PENALTIES FOR UNALLOWABLE COSTS                                        APR/1993
H-14      252.242-7004       MATERIAL MANAGEMENT AND ACCOUNTING SYSTEM                              SEP/1996
H-15      252.246-7000       MATERIAL INSPECTION AND RECEIVING REPORT                               DEC/1991
H-16      252.246-7001       WARRANTY OF DATA                                                       DEC/1991
H-17      252.249-7001       NOTIFICATION OF SUBSTANTIAL IMPACT ON EMPLOYMENT                       DEC/1991

H-18      52.242-4020        REQUIRED VERIFICATION OF DESTINATIONS                                  FEB/1985
          (TACOM)

The Contractor will verify destinations set forth in this contract at the time
Government Bills of Lading or Commercial Bills or Lading are requested, or at the time that Commercial Bills of Lading are issued. Verification will be requested through the Administrative Contracting Officer (AC0) to the US Army
Tank-automotive and Armaments Command, Attn: AMSTA-AQ-MAA, Warren, MI
48397-5000.

                                       ***

H-19      252.227-7036       DECLARATION OF TECHNICAL DATA CONFORMITY                               JAN/1997

    (a) All technical data delivered under this contract shall be accompanied by the following written declaration:

        The Contractor, , hereby declares that, to the best of its knowledge and belief, the ______________________________ technical data delivered herewith under Contract No. DAAE07- are complete, accurate, and comply with all ___________________ requirements of the contract.

____________________ __________________________________________________
        Date                Name and Title of Authorized Official

This written certification shall be dated and the certifying official (identified by name and title) shall be duly authorized to bind the Contractor by the certification.

    (b) The Contractor shall identify, by name and title, each individual (official) authorized by the Contractor to certify in writing that the technical data are complete, accurate, and comply with all requirements of the contract. The Contractor hereby authorizes direct contact with the authorized individual responsible for certification of technical data. The authorized individual shall be familiar with the Contractor's technical data conformity procedures and their application to the technical data to be certified and delivered.

    (c) Technical data delivered under this contract may be subject to reviews by the Government during preparation and prior to acceptance. Technical data are also subject to reviews by the Government subsequent to acceptance. Such reviews may be conducted as a function ancillary to other reviews, such as in-process reviews or configuration audit reviews. (End of clause)

H-20      252.227-7037        VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA        NOV/1995
(a) Definition. The terms used in this clause are defined in the Rights in Technical Data--Noncommercial Items clause of this ______
contract.

    (b) Contracts for commercial items--presumption of development at private expense. Under a contract for a commercial item,
______________________________________________________________________________
component, or process, the Department of Defense shall presume that a Contractor's asserted use or release restrictions are justified on the basis that the item, component, or process was developed exclusively at private expense. The Department shall not challenge such assertions unless information the Department demonstrates that the item, component, or process was not developed exclusively at private expense.

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 195 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

    (c) Justification. The Contractor or subcontractor at any tier is responsible for maintaining records sufficient to _____________ justify the validity of its markings that impose restrictions on the Government and others to use, duplicate, or disclose technical data delivered or required to be delivered under the contract or subcontract. Except under contracts for commercial items, the Contractor or subcontractor shall be prepared to furnish to the Contracting Officer a written justification for such restrictive markings in response to a challenge under paragraph (e) of this clause.

(d) Prechallenge Request for Information.

    (1) The Contracting Officer may request the Contractor or subcontractor to furnish a written explanation for any restriction asserted by the Contractor or subcontractor on the right of the United States or others to use technical data. If, upon review of the explanation submitted, the Contracting Officer remains unable to ascertain the basis of the restrictive marking, the Contracting Officer may further request the Contractor or subcontractor to furnish additional information in the records of, or otherwise in the possession of or reasonably available to, the Contractor or subcontractor to justify the validity of any restrictive marking on technical data delivered or to be delivered under the contract or subcontract (e.g., a statement of facts accompanied with supporting documentation). The Contractor or subcontractor shall submit such written data as requested by the Contracting Officer within the time required or such longer period as may be mutually agreed.
    (2) If the Contracting Officer, after reviewing the written data furnished pursuant to paragraph (d)(1) of this clause, or any other available information pertaining to the validity of a restrictive marking, determines that reasonable grounds exist to question the current validity of the marking and that continued adherence to the marking would make impracticable the subsequent competitive acquisition of the item, component, or process to which the technical data relate, the Contracting Officer shall follow the procedures in (e) of this clause.
    (3) If the Contractor or subcontractor fails to respond to the Contracting Officer's request for information under paragraph (d)(1) of this clause, and the Contracting Officer determines that continued adherence to the marking would make impracticable the subsequent competitive acquisition of the item, component, or process to which the technical data relates, the Contracting Officer may challenge the validity of the marking as described in paragraph (e) of this clause.

    (e) Challenge. _________

        (1) Notwithstanding any provision of this contract concerning inspection and acceptance, if the Contracting Officer determines that a challenge to the restrictive marking is warranted, the Contracting Officer shall send a written challenge notice to the Contractor or subcontractor asserting the restrictive markings. Such challenge shall--

               (i) State the specific grounds for challenging the asserted restriction;
               (ii) Require a response within sixty (60) days justifying and providing sufficient evidence as to the current validity of the asserted restriction; and
               (iii) State that a DoD Contracting Officer's final decision, issued pursuant to paragraph (g) of this clause, sustaining the validity of a restrictive marking identical to the asserted restriction, within the three-year period preceding the challenge, shall serve as justification for the asserted restriction if the validated restriction was asserted by the same Contractor or subcontractor (or any licensee of such Contractor or subcontractor) to which such notice is being provided; and
               (iv) State that failure to respond to the challenge notice may result in issuance of a final decision pursuant to paragraph (f) of this clause.

        (2) The Contracting Officer shall extend the time for response as appropriate if the Contractor or subcontractor submits a written request showing the need for additional time to prepare a response.

        (3) The Contractor's or subcontractor's written response shall be considered a claim within the meaning of the Contract Disputes Act of 1978 (41 U.S.C. 601, et seq.), and shall be certified in the form prescribed by FAR 33.207, regardless of dollar amount.

        (4) A Contractor or subcontractor receiving challenges to the same restrictive markings from more than one Contracting Officer shall notify each Contracting Officer of the existence of more than one challenge. The notice shall also state which Contracting Officer initiated the first in time unanswered challenge. The Contracting Officer initiating the first in time unanswered challenge after consultation with the Contractor or subcontractor and the other Contracting Officers, shall formulate and distribute a schedule for responding to each of the challenge notices to all interested parties. The schedule shall afford the Contractor or subcontractor an equitable opportunity to respond to each challenge notice. All parties will be bound by this schedule.

    (f) Final Decision When Contractor or Subcontractor Fails to Respond. Upon a failure of a Contractor or subcontractor to ________________________________________________________________ submit any response to the challenge notice, other than a failure to respond under a contract for commercial items, the Contracting Officer will issue a final decision to the Contractor or subcontractor in accordance with the disputes clause of this contract pertaining to the validity of the asserted restriction. This final decision shall be issued as soon as possible after the expiration of the time period of paragraph (e)(1)(ii) or (e)(2) of this clause. Following the issuance of the final decision, the Contracting Officer will comply with the procedures in (g)(2)(ii) through (iv) of this clause.

    (g) Final Decision When Contractor or Subcontractor Responds.
________________________________________________________

        (1) If the Contracting Officer determines that the Contractor or subcontractor has justified the validity of the restrictive markings, the Contracting Officer shall issue a final decision to the Contractor or subcontractor sustaining the

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 196 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

validity of the restrictive markings, and stating that the Government will continue to be bound by the restrictive markings. This final decision shall be issued within sixty (60) days after receipt of the Contractor's or subcontractor's response to the challenge notice, or within such longer period that the Contracting Officer has notified the Contractor or subcontractor that the Government will require. The notification of a longer period for issuance of a final decision will be made within sixty (60) days after receipt of the response to the challenge notice.

            (2)(i) If the Contracting Officer determines that the validity of the restrictive marking is not justified, the Contracting Officer shall issue a final decision to the Contractor or subcontractor in accordance with the Disputes clause of this contract.233-1. Notwithstanding paragraph (e) of the Disputes clause, the final decision shall be issued within sixty (60) days after receipt of the Contractor's or subcontractor's response to the challenge notice, or within such longer period that the Contracting Officer has notified the Contractor or subcontractor that the Government will require. The notification of a longer period for issuance of a final decision will be made within sixty
(60) days after receipt of the response to the challenge notice.

            (ii) The Government agrees that it will continue to be bound by the restrictive marking for a period of ninety (90) days from the issuance of the Contracting Officer's final decision under (g)(2)(i) of this clause. The Contractor or subcontractor agrees that, if it intends to file suit in the United States Claims Court it will provide a notice of intent to file suit to the Contracting Officer within ninety (90) days from the issuance of the Contracting Officer's final decision under (g)(2)(i) of this clause. If the Contractor or subcontractor fails to appeal, file suit, or provide a notice of intent to file suit to the Contracting Officer within the ninety (90) day period, the Government may cancel or ignore the restrictive markings, and the failure of the Contractor or subcontractor to take the required action constitutes agreement with such Government action.

            (iii) The Government agrees that it will continue to be bound by the restrictive marking where a notice of intent to file suit in the United States Claims Court is provided to the Contracting Officer within ninety (90) days from the issuance of the final decision under (g)(2)(i) of this clause. The Government will no longer be bound, and the Contractor or subcontractor agrees that the Government may strike or ignore the restrictive markings if the Contractor or subcontractor fails to file its suit within one (1) year after issuance of the final decision. Notwithstanding the foregoing, where the head of an agency determines, on a nondelegable basis, that urgent or compelling circumstances will not permit waiting for the filing of a suit in the United States Claims Court, the Contractor or subcontractor agrees that the agency may, following notice to the Contractor or subcontractor, authorize release or disclosure of the technical data. Such agency determination may be made at any time after issuance of the final decision and will not affect the Contractor's or subcontractor's right to damages against the United States where its restrictive markings are ultimately upheld or to pursue other relief, if any, as may be provided by law.

            (iv) The Government agrees that it will be bound by the restrictive marking where an appeal or suit is filed pursuant to the Contract Disputes Act until final disposition by an agency Board of Contract Appeals or the United States Claims Court. Notwithstanding the foregoing, where the head of an agency determines, on a nondelegable basis, following notice to the Contractor that urgent or compelling circumstances will not permit awaiting the decision by such Board of Contract Appeals or the United States Claims Court, the Contractor or subcontractor agrees that the agency may authorize release or disclosure of the technical data. Such agency determination may be made at any time after issuance of the final decision and will not affect the Contractor's or subcontractor's right to damages against the United States where its restrictive markings are ultimately upheld or to pursue other relief, if any, as may be provided by law.

        (h) FINAL DISPOSITION OF APPEAL OR SUIT.
            (1) If the Contractor or subcontractor appeals or files suit and if, upon final disposition of the appeal or suit, the Contracting Officer's decision is sustained--

               (i) The restrictive marking on the technical data shall be canceled, corrected, or ignored; and

               (ii) If the restrictive marking is found not to be substantially justified, the Contractor or subcontractor, as appropriate, shall be liable to the Government for payment of the cost to the Government of reviewing the restrictive marking and the fees and other expenses (as defined in 28 U.S.C. 2412(d)(2)(A)) incurred by the Government in challenging the marking, unless special circumstances would make such payment unjust.

        (2) If the Contractor or subcontractor appeals or files suit and if, upon final disposition of the appeal or suit, the Contracting Officer's decision is not sustained--

               (i) The Government shall continue to be bound by the restrictive marking; and

               (ii) The Government shall be liable to the Contractor or subcontractor for payment of fees and other expenses (as defined in 28 U.S.C. 2412(d)(2)(A)) incurred by the Contractor or subcontractor in defending the marking, if the challenge by the Government is found not to have been made in good faith.

        (i) Duration of Right to Challenge. The Government may review the validity of any restriction on technical data, delivered ______________________________ or to be delivered under a contract, asserted by the Contractor or subcontractor. During the period within three (3) years of final payment on a contract or within three (3) years of delivery of the technical data to the Government, whichever is later, the Contracting Officer may review and make a written determination to challenge the restriction. The Government may, however,

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 197 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

challenge a restriction on the release, disclosure, of use of technical data at any time if such technical data (1) are publicly available; (2) have been furnished to the United States without restriction; or (3) have been otherwise made available without restriction. Only the Contracting Officer's final decision resolving a formal challenge by sustaining the validity of a restrictive marking constitutes validation as addressed in 10 U.S.C. 2321.

    (j) Decision Not to Challenge. A decision by the Government, or a determination by the Contracting Officer, to not __________________________ challenge the restrictive marking or asserted restriction shall not constitute validation. __________

    (k) Privity of Contract. The Contractor or subcontractor agrees that the Contracting Officer may transact matters under ___________________ this clause directly with subcontractors at any tier that assert restrictive markings. However, this clause neither creates nor implies privity of contract between the Government and subcontractors.

    (l) Flowdown. The Contractor or subcontractor agrees to insert this clause in contractual instruments with its ________ subcontractors or suppliers at any tier requiring the delivery of technical data, except contractual instruments for commercial items or commercial components.

                                (End of Clause)

H-21      52.216-4008    STATUS OF FUNDS ON COST REIMBURSEMENT CONTRACTS/CLINS       JUN/1989
          (TACOM)

The Contractor shall review the funding as it relates to work performed on the cost reimbursement Contract Line Item Numbers (CLINs) under this contract and shall provide to the Procuring Contracting Officer (PCO) a written determination of what, if any, funds are excess to requirements (leaving a reasonable amount for final overhead rate negotiations and other reasonably predicted requirements) and are available for deobligation. This review shall be coordinated with the Administrative Contracting Officer (ACO) and the written determination shall be accomplished within 120 days of completion of performance under the CLIN. The report shall be prepared in terms of dollars available per Purchase Request Order Number (PRON) unless requested otherwise by the PCO.

                                      ***

H-22      52.229-4003    FEDERAL RETAILERS EXCISE TAX ADJUSTMENTS       JAN/1989
          (TACOM)

    (a) Because the final destination for all vehicles to be furnished under this contract may not be known at time of contract award, the final number of vehicles that will be fielded outside the continental United States may also be unknown. The destinations cited in the solicitation are for evaluation purposes only, and may not represent the final contractual quantity to be shipped within the United States. (See FAR Subpart 25.101 and FAR Subpart 29.202 (b).)

    (b) Notwithstanding the above, the Contractor must submit a fixed price for vehicles to be furnished under this contract which, pursuant to FAR 52.229-3 FEDERAL, STATE, AND LOCAL TAXES or FAR 52.229-4 FEDERAL, STATE, AND LOCAL TAXES (NONCOMPETITIVE CONTRACT), includes all applicable federal, state, and local taxes, including Federal Retailers Excise Tax (FRET). FRET applies to vehicles furnished under this contract that will be shipped to destinations within the United States, but will not apply to vehicles exported outside the United States within six months of the date of final acceptance by the Government. Should tax be paid on any vehicles which are subsequently exported by the Government prior to first use, the Contractor has a duty to pursue a refund, upon notice of such export by the Government, if such notice is provided any time within three years of final acceptance.

    (c) The Contractor is required to identify in the Schedule (Secton B) of this contract the total dollar amount included in the unit price of each vehicle that represents the Contractor's FRET liability for such vehicles(s), to be shipped to destinations within the United States.

    (d) It is understood and agreed that in the event that vehicles originally expected to be fielded within the United States are eventually shipped for export outside the United States prior to use or further manufacture, or if vehicles originally expected to be shipped for export outside the United States (and whose unit prices contain no amount for FRET) are later shipped for fielding within the United States, this contract will be modified to make the appropriate adjustment in the unit price of such vehicles to reflect the Contractor's actual FRET obligation. Such adjustment shall be calculated based upon (i) the information set forth in Sections B, H, and K of this contract, if the Contractor has provided such information; or, if not, (ii) the formula set forth in paragraph (e) below, and the unit price(s) set forth in Section B of this contract.

    (e) Federal Retailers Excise Tax is computed pursuant to 26 USC 4051, 4052, and 4216 and related Internal Revenue Regulations. The basic computational formula is as follows:

(a) Retail Sale Price of Vehicle (Total price excluding FRET)    $ XX,XXX (a)
(b) Multiply by Tax Rate (12%)                                    x    12%(b)
(c) TOTAL PRICE for FRET-Applicable Vehicles                     $ XX,XXX (c)

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 198 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC

NOTE 1: The amount inserted on line (a) above, is the total sales price exclusive of FRET. Internal Revenue Regulation 48.4216 _________ makes it clear that the Federal Retailers Excise Tax is NOT part of the sales price but rather, is an amount added to the sales ___ price to arrive at a tax-inclusive amount. If you are asked to bid on a vehicle without FRET, this amount (line a) should correspond with your without-FRET bid price.

NOTE 2: The amount computed on line (e) above is the amount to be inserted in the space provided in Section 2, CONTRACTOR IDENTIFICATION OF AMOUNT OF FEDERAL RETAILERS EXCISE TAX PER VEHICLE, for each vehicle CLIN of this solicitation.

    (f) The offeror must identify, immediately below, the non-taxable items whose total is set forth in line (b) of the basic computational formula for Federal Retailers Excise Tax, in paragraph (e) above.

_________________________________________________________________________
                 NON-TAXABLE ITEM       :            SET AMOUNT
                  (Description)         :         (See 26 USC 4052)
    ___________________________________ : $__________________________________
    ___________________________________ : $__________________________________
    ___________________________________ : $__________________________________

    (g) If the Contractor determines before bid opening (sealed bids) or contract award (RFPs) that FRET is inapplicable to vehicles to be fielded within the United States, the Contractor shall immediately furnish written evidence in support of this determination, to include a photocopy of the IRS ruling, to the Procuring Contracting Officer (PCO). The Contractor must ensure that any evidence submitted applies to the current acquisition and bears the risk if such written evidence is later determined to be inapplicable by the IRS.

    (h) It is understood and agreed that pursuant to paragraph (g) of both FAR 52.229-3 and FAR 52.229-4, the Contractor agrees to petition the IRS for private rulings to clarify tax applicability, if requested to do so by the Contracting Officer.

    (i) The requirements of this clause are in addition to, and not in limitation of, any other requirements of law or of this contract. Amounts provided by the Contractor regarding included Federal Retailers Excise Tax may be utilized by the Government to facilitate any adjustments in addition to changes in destination, regarding Contractor liability for Federal Retailers Excise Tax.

                                      ***

H-23      52.229-4004         CONTRACTOR REPRESENTATION OF BASIS FOR    MAY/1997
          (TACOM)             ADJUSTMENT IN CONTRACT PRICE DUE TO CHANGE IN
                              FEDERAL RETAILERS EXCISE TAX LIABILITY AFTER
                              CONTRACT AWARD

    (a) The purpose of this clause is to prescribe procedures for Contractor representation of net Federal Retailers Excise Tax (FRET) adjustments required to be made to the contract price as a result of after-imposed Federal Tax or after-relieved Federal _________________________ _______________________ Tax as
those terms are defined in the clause, FEDERAL, STATE, AND LOCAL TAXES, located in Section 4 of this contract. ___

    (b) As detailed in subparagraphs (c)-(d) of this clause, the Contractor shall notify the Procuring Contracting Officer (PCO) promptly of all matters relating to FRET which may reasonably be expected to require an increase or decrease in the contract price in excess of xxxx.

    (c) Within 120 days after a change in FRET liability for contracted items calls for an adjustment in the contract price (or such greater period of time as the parties may mutually agree upon) the Contractor shall forward a statement as specified in DOD FAR Supplement 52.233-7000 signed by a representative with binding contractual authority which states the following for each supply-item CLIN :

               (1) The detailed tax basis and method of calculation for federal retailers excise tax for the former liability amount and the adjusted FRET liability amount due to an after-imposed or after-relieved tax. _____________
______________

               (2) The amount previously included in the contract price for FRET liability and a warrant in writing that an amount for a newly imposed federal excise retailers tax or rate increase was not included in the contract price as a contingency reserve or otherwise.
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        (3) The amount paid by the Contractor to the IRS for FRET (plus interest and penalty as applicable) for each contract CLIN supply item which is subject to a FRET change, and any and all amounts refunded by the IRS (plus interest and penalty amounts as applicable). Net adjustments to the IRS should clearly reflect the debits and credits included in the overall calculations.

        (4) The Contractor's statement shall be submitted with sufficient supporting evidence to permit the Government to verify the accuracy of the statement through audit review as expressed in the contract clause entitled AUDIT in Section I of the contract. The supporting evidence shall conform to generally accepted accounting principles and practices, inclusive of compliance with applicable Cost Accounting Standards.

    (d) All FRET adjustments (inclusive of interestand penalty amounts when applicable) which are to be credited to the Government under the terms of the contract's FEDERAL, STATE, AND LOCAL TAXES clause shall bear interest at the rate stated in the FAR 52.232-17 INTEREST clause commencing thirty days after receipt by the Contractor from the IRS.

    (e) The requirements of this clause are in addition to, and not in limitation of, the requirements of any other contract clause.

                                      ***

H-24      52.246-4026         LOCAL ADDRESS FOR DD FORM 250 FEB/1998
          (TACOM)

    (a) The contractor must provide two copies of each Material Inspection and Receiving Report (DD 250) pertaining to this __________ contract, to the addresses given below, using one of the following methods:

    (1) The FIRST COPY can be sent by fax to this number:

                    (810) 574-7306

          Or the first copy can be sent through the ordinary mail, to:

                    US Army Tank-automotive and Armaments Command
                    Acquisition Center - ATTN: AMSTA-AQ-MA
                    Warren, MI 48397-5000

    (2) The SECOND COPY can be sent using either regular mail or e-mail, to the attention of the buyer identified on the face of this contract.

    (b) These copies meet the requirements for the Purchasing Office copy and the Army Inventory Control Manager copy listed in tables 1 and 2 of DFARS Appendix F.
                                      ***
H.1 CONTINUOUS IMPROVEMENT

               The Contractor is encouraged to employ a management system which emphasizes the DOD management philosophy of continuous process improvement in order to meet the high quality levels required for this acquisition and future acquisitions for weapon systems, equipment and data. Continuous improvement of processes includes definition and understanding of processes, process performance measurement, collection and analysis of data, and process optimization/corrective action. Continuous improvement of technical and administrative processes related to requirements definition, design, development, manufacturing, quality assurance, RAM and testing is encouraged DOD 4245.7-M (with change 1) Chapter 1, Introduction for Total Quality Management Critical Path Template, may be used as a guide.

H.2            ENVIRONMENTAL PROTECTION AGENCY SECURITY EXEMPTION

               The Contractor shall be required within ninety (90) days of contract award, to submit a letter to the Environmental Protection Agency through TACOM requesting the transfer of TACOM's National Security Exemption.

H.3            ISSUES OF DOCUMENTS

               All documents of the issue listed in the contract and identified in the Defense Index of Specifications and Standards (DODISS) printed July 1,1997, form a part of this contract to the extent applicable, unless specifically stated otherwise.

H.4            ENGLISH LANGUAGE REQUIREMENT

               During the life of this contract, the following shall be presented and maintained in the English language unless specified otherwise by the Procuring Contracting Officer:
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      (a) All deliverable data items.

      (b) All correspondence records and files.

      (c) All in-process reviews, start-of-work meetings, or any other meeting required by the effort under this contract.

      (d) All technical manuals, publications, lists and maintenance charts.

      (e) All Contractor data compiled during test.

      (f) All decals and information affixed to the vehicle (i.e., oil fill capacity, transmission shifting patterns, stenciling).

H.5 CANCELLATION CEILINGS

H.5.1 Pursuant to this paragraph, the Contractor shall be paid a cancellation charge not to exceed the amounts shown below in the event the program year(s) after the first program year is canceled. All option CLINs are excluded from the cancellation ceiling.

              Program Year(s) Canceled              Dollar Amount
              ------------------------              -------------
                   2 through 4                         $***
                   3 through 4                         $***
                   4                                   $***

H.6 EQUIPMENT WARRANTY - SYSTEMIC DEFECT, HAND-OFF AND PASS-THROUGH

SUMMARY: The purpose of this clause is to obtain a systemic defect warranty, Hand-Off warranty and obtain any pass-through warranties available.

SYSTEMIC DEFECT WARRANTY: The systemic warranty is for a period of 18 months from the date of shipment for purposes of fielding and applies to all supplies. The Contractor is responsible to correct all deficiencies and effect all repairs wherever the end items/supplies are located.

HAND-OFF WARRANTY: Under the Hand-Off warranty, the Contractor shall be liable for the correction of all failures/defects from acceptance of the vehicles up to and including vehicle Hand-Off to the user, as evidenced by entry into the user's hand receipt or property book. The Contractor will provide supplies to the repair location within 72 hours of notification. If the Contractor is unable to meet the 72 hour requirement, the Hand-Off site will be notified of any delay and the Contractor's anticipated ship date. CONUS requirements will be shipped to the repair location, including Alaska and Hawaii. OCONUS requirements will be shipped to a Government selected APO or CONUS Port of Embarkation. The Government will perform the labor and the Contractor will reimburse the Government at a labor rate of xxxx per hour, multiplied by the actual number of labor hours involved in the correction, not to exceed the labor hours identified in the Maintenance Allocation Chart, as applicable for such services. No reimbursable claim for labor under xxxx will be submitted by the Government (each claim). The contractor shall not be responsible for transportation damage.

PASS-THROUGH WARRANTY: The Contractor will identify and administer all pass-through warranties. All pass-through warranties will begin at the time specified by the Contractor's suppliers. NOTE: The above are the only warranties desired. We do not desire a "GS/DEPOT" supplies warranty or a "Bumper to Bumper" Warranty.

H.6.1 DEFINITIONS

H.6.1.1 "Acceptance", means the act of an authorized representative of the Government by which the Government assumes for itself, or as an agent of another, ownership of existing and identified supplies, or approves specific services rendered, as partial or complete performance of the contract. Acceptance for purpose of this clause means date of shipment for purposes of fielding.

H.6.1.2 "Supplies", means all assemblies, sub-assemblies, hang-ons, down parts to the lowest level (to include nuts, bolts, washers, etc.). This is inclusive of all assemblies, sub-assemblies, hang-on's, ancillary items and down parts that comprise an end item.

H.6.1.3 "Defects", means any condition or characteristic in the supplies that is not in compliance with the requirements of the approved FMTV A1 configuration TDP.


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H.6.1.4 "Failure", means any condition or characteristic in the supplies that is not in compliance with the requirements of the approved FMTV A1 configuration
TDP.

H.6.1.5 "Systemic Defect", means any condition or characteristic in supplies which occur, with a frequency, pattern or sameness to indicate a logical regularity of occurrence and would justify multiple vehicle corrective action.

H.6.1.6 "Correction", means the repair or replacement of defective/failed supplies.

H.6.1.7 "Essential Performance Requirements", means the operating capabilities or maintenance and reliability characteristics of the system that are determined to be necessary for the system to fulfill military requirements, for which the system is procured, in accordance with the requirements of Section 3.2 of ATPD 2131A excluding Paragraph 3.2.2.3.2 entitled Corrosion Control, including the latest revisions.

H.6.1.8 Not used.

H.6.1.9 "End Item", means an assemblage of supplies that comprises a complete system, i.e., a Truck is an end item, a Trailer is an end item.

H.6.2 WARRANTY

H.6.2.1 SYSTEMIC DEFECT, HAND-OFF AND PASS-THROUGH

H.6.2.1.1 Notwithstanding inspection and acceptance by the Government of the end items and services provided under the contract or any provision of this contract concerning the conclusiveness thereof, the Contractor hereby warrants that the supplies are free from systemic defects in Material and Workmanship, conform to the performance and manufacturing requirements specifically delineated in this contract/specification and will conform to the essential performance requirements defined above. The warranty is the same for both CONUS and OCONUS.

H.6.2.1.2 The duration of the "Systemic Warranty" will be for a period of eighteen (18) months. The warranty will start upon acceptance of the end item as defined in this clause. However, if a systemic defect occurs during he warranty period that could impair personnel safety, or otherwise deadline equipment, the Contractor agrees to extend the term of the warranty for affected end items by a period of time equal to the time from formal notification of claims until the time required to complete the necessary corrections.

H.6.2.1.3 The duration of the "Hand-Off Warranty" is from acceptance of the vehicles up to and including vehicle hand-off to the user (Soldier), as evidenced by entry into the user's (Soldier's) hand receipt or property book.

H.6.2.1.4 All pass-through warranties will start at the time specified by the Contractor's suppliers.

H.6.2.2 SYSTEMIC WARRANTY - Under this warranty, when a systemic defect has been determined to have occurred, the Government may presume that all parts produced under like circumstances are similarly defective and, dependent upon the Government's review of the failure data, may require their correction. Produced under like circumstance means components grouped by production lots, manufactured dates, or other common factor delivered under the contract, whether installed on vehicles or delivered individually. The Contractor is responsible to correct all Systemic Defects, regardless of the dollar amount, wherever the end items/supplies are located.

H.6.2.3 HAND-OFF WARRANTY - Under this warranty, the Contractor shall be liable for the correction of all failures/defects from acceptance of the vehicles up to and including vehicle hand-off to the user (Soldier), as evidenced by entry into the user's (Soldier's) hand receipt or property book. All supplies shall be provided by the contractor to the hand-off site within 72 hours after notification of defects or failures discovered during vehicle deprocessing. If the Contractor is unable to meet the 72 hour requirement, the Hand-Off site will be notified of any delay and the anticipated Contractor ship date. CONUS requirements will be shipped to the repair location, including Alaska and Hawaii. OCONUS requirements will be shipped to a Government provided APO or CONUS Port of Embarkation. The Contractor may be notified telephonically, or in writing (includes electronic mail) by the Government or the Government's Representative. All labor to correct Hand-Off defects will be performed by the Government or the Government's Representative. The Contractor shall reimburse the Government for all labor at a rate of xxxxx per hour, multiplied by the actual number of labor hours expended to perform correction, not to exceed the labor hours identified in the Maintenance Allocation Chart, as applicable for such services. No reimbursable claim under xxxx will be submitted by the Government (each claim). The contractor will not be responsible for any damages occurring during transportation.

H.6.2.4 PASS-THROUGH WARRANTY - To the extent the Contractor's suppliers normally provide a commercial or trade practices warranty, the Contractor shall pass the identical warranty to the Government. The Contractor shall be responsible for administering all pass-through warranties to the terms of the supplier warranty. Pass-through warranties will start at the time specified by the Contractor's suppliers. The Contractor shall provide copies of all Suppliers warranty information to the Government no later than 180 days after contract award. All remedies which the Government may seek as the result of such

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pass-through warranties will be brought against the Contractor and the
Contractor shall administer such remedies in accordance with the supplier warranty terms and conditions.

H.6.3 NOTIFICATION

H.6.3.1 CONTRACTOR CORRECTION OPTION

H.6.3.1.1 SYSTEMIC DEFECT - Notification of a systemic defect shall be in writing from the Contracting Officer. The written notification shall constitute the formal notification of a systemic warranty claim and the date of the notification shall initiate the time period for Contractor action under this warranty clause. The notification of a systemic warranty claim shall include evidence in support of each claim.

H.6.3.1.2 HAND-OFF - For the Hand-Off warranty, the Contractor may be notified verbally, or in writing (includes electronic mail) by an authorized Government official, or the Government's Representative.

H.6.3.1.3 PASS-THROUGH - For the pass-through warranty, the Contractor will be notified in writing (includes electronic mail) by an authorized Government Official, or the Government's Representative.

H.6.3.1.4 The verbal or written notification shall constitute the formal notification of warranty claim and the date of the notification shall initiate the time period for Contractor action under this warranty clause.

H.6.3.1.5 The notification for Hand-Off or pass-through warranties shall include, but not necessarily be limited to: furnishing of the applicable equipment serial number, operating hours or miles on the equipment, part numbers or National Stock Numbers of the defective supplies, and the circumstances surrounding the defects. For systemic defects, the Government shall provide reasonable evidence in support of each claim of systemic defect.

H.6.3.2 GOVERNMENT CORRECTION OPTION

      When the Government effects Hand-Off warranty correction, the Contractor shall provide supplies to the repair location for Government correction within 72 hours of notification. If the Contractor is unable to meet the 72 hour requirement, the Hand-Off site will be notified of any delay and the anticipated Contractor ship date. CONUS requirements will be shipped to the repair location, including Alaska and Hawaii. OCONUS requirements will be shipped to a Government selected APO or CONUS Port of Embarkation. The Government shall complete the required correction and then shall notify the Contractor in writing of the reimbursement required for labor totaling xxxx or more (each claim). The cost of labor shall be computed at the rate of xxxxx per hour multiplied by the actual number of labor hours required to effect correction, not to exceed the labor hours identified in the Maintenance Allocation Chart, as applicable for such services.

H.6.4 REMEDIES

H.6.4.1 CONTRACTOR CORRECTION OPTION

H.6.4.1.1 When the Contractor is notified to provide replacement supplies for the Hand-Off warranty, the Contractor shall provide supplies to the latest configuration. Ownership of the parts being replaced and disposition of that material resides with the contractor, provided request of such parts is made in accordance with the requirements of paragraphs H.6.5.1. The warranty shall include the furnishing of such replacement supplies, at no cost to the Government, F.O.B. Destination for the repair location in CONUS or F.O.B. Port of CONUS Embarkation to the "Mark For" OCONUS address. Replacement supplies shall be provided to the Hand-Off site within 72 hours of the verbal or written notification (includes electronic mail) from the Government or it's representative. If the Contractor is unable to meet the 72 hour requirement, the Hand-Off site will be notified of any delay and the anticipated Contractor ship date.

H.6.4.1.2 When the Contractor is directed to correct the systemic defect, the Contractor shall correct defective/failed supplies in the field, at the unit location, or at the Contractor's/vendor's facility as directed by the authorized Government official. The Contractor shall bear the expense for any transportation costs, if the defective/failed supplies are sent for correction to the Contractor's or Vendor's facility. When the Contractor corrects the systemic defect(s), such correction -including any repair - shall be at the Contractor's expense. Correction of the systemic defect(s), shall commence within thirty (30) calendar days of root cause failure determination.

H.6.4.2 GOVERNMENT CORRECTION OPTION

H.6.4.2.1 GOVERNMENT ELECTION - When the Government corrects a defect under the Hand-Off Warranty, the Contractor shall provide supplies to the Hand-Off location within 72 hours of verbal or written (includes electronic mail) notification from the Government or the Government's Representative and shall reimburse the Government for the cost of the labor, inclusive of the cost for end item disassembly and reassembly. The cost of labor shall be computed at the rate of xxxxx per hour multiplied by the actual number of labor hours incurred by the Government, not to exceed the labor hours identified in the Maintenance Allocation Chart, as applicable for such services. No reimbursable claim under xxxx will be submitted by the Government (each claim). If

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the Contractor is unable to meet the 72 hour requirement, the Hand-Off site will be notified of any delay and the anticipated Contractor ship date.

H.6.4.2.2 REIMBURSEMENT PROCEDURES - The Contractor shall forward payment quarterly, for all reimbursable warranty claims submitted by the Government during the previous quarter. Payment shall be sent to SFAE-GCSS-W-MTV-B (MTV PM Office), with checks made payable to "The Treasurer of the United States". A list identifying the user's warranty claim number, date of claim, amount of each claim broke out by parts and labor, and contract number under which each claim arose will be maintained. A copy of the list marked with the identifying check numbers shall be provided to the ACO and AMSTA-IM-OPIL concurrent with payment.

H.6.4.3 GOVERNMENT NOTICE REQUIREMENT - In order to avail itself of any rights or remedies under this provision (H.6) the Government shall notify the Contractor of its warranty claims no later than sixty (60) days after the Systemic Defect/Hand-Off/Suppliers (Pass-Through) warranty has expired with respect to warranty claims resulting from defects, systemic defects or failures identified by the Government during the warranty period.

H.6.5 CONTRACTOR RIGHTS AND REMEDIES

H.6.5.1 Ownership of the parts being replaced resides with the Contractor. Defective/failed supplies at the Hand-Off site will be released to the Contractor's Technical Service Representative at that facility. If the Hand-Off site is not represented by a Contractor Technical Service Representative, disposition for the defective/failed supplies will accompany the replacement parts. Defective/failed supplies identified under the systemic defect warranty must be returned to a Contractor representative at the vehicle location or shipped back to the Contractor in the replacement part carton/containers. All freight charges for the return of defective/failed supplies is the responsibility of the Contractor. Failure to return the defective/failed supplies by the Government or the Government's representative either to the Contractor Technical Service Representative or to the return address provided by the Contractor provides cause for the Contractor to receive reimbursement for the replacement part.

H.6.5.2 The warranty shall not apply to failure due to foreign object damage, damage or failure to perform caused by misuse or abuse of the end item, damage due to improper packing, handling and storage, combat damage, failure due to improper installation, failure due to operation outside the specific installation and operating limits of the performance specification or by the Government's failure to perform standard military maintenance or service on the vehicle as set forth in the authorized maintenance documents for the FMTV system. The Contractor shall not be liable for consequential end item damages resulting from a defect, systemic defect, or failure under this clause of supplies delivered under this contract during the Hand-Off and Systemic warranty period.

H.6.5.3 The Contractor will effect corrective action immediately upon determination of a defect in material or workmanship and if it is later determined that the Contractor did not breach the warranty defined herein, the Contractor's sole remedy shall be limited to an equitable adjustment pursuant to the "Changes" clause of the contract. Failure to agree to such an equitable adjustment shall be a dispute concerning the question of fact within the meaning of the "Disputes" clause.

H.6.6 GOVERNMENT RIGHTS AND REMEDIES

H.6.6.1 The rights and remedies provided in this clause shall not be affected in any way by the terms and conditions of the contract concerning the conclusiveness of inspection and acceptance.

H.6.6.2 The rights and remedies in this clause are in addition to, and do not limit, any rights afforded to the Government by any other clause of this contract.

H.6.6.3 The rights and remedies shall survive final payment, unless extinguished under the terms of this clause.

H.6.6.4 This warranty shall not, in any way, be voided by Government performed maintenance, repair or replacement of any supplies, accomplished in accordance with standard military maintenance procedures. To the extent the Contractor's suppliers may not allow Government performed maintenance during the warranty period of any Pass-Through Warranty, the Contractor will identify those suppliers and conditions to the Government.

H.6.6.5 In no event shall the Government be responsible for any extension or delays in the scheduled deliveries or period of performance under this contract as a result of the Contractor's obligation to replace or correct defective/failed supplies, nor shall there by any adjustment of the delivery schedule or period of performance unless provided by supplemental agreement.

H.6.6.6 Not used.

H.6.7 GENERAL WARRANTY MATTERS

H.6.7.1 Not used.

H.6.7.2 The Contractor shall provide a monthly warranty status report to AMSTA-IM-HMF, in accordance with DI-MISC-80733. The Contractor may submit the report electronically. (CDRL A00Y)


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H.6.8 WARRANTY PROVISIONS FOR FMS VEHICLES

H.6.8.1 FMTV vehicles acquired under this contract shall be subject to the warranty requirements stipulated in this provision (H.6), except as noted below.

H.6.8.2 All FMS warranty claim notifications shall be made in writing from the Contracting Officer.

H.6.8.3 Reimbursement of FMS warranty claims shall be provided by a separate check from reimbursement checks for U.S. Government customers. The Contractor shall identify the Contract Line Item Number (CLIN) and the FMS Case Designator for each FMS warranty reimbursement. Copies of FMS warranty reimbursements shall be sent to AMSTA-AQ-MAA, AMSTA-IM-OPIL and AMSTA-IM-BP.

H.6.8.4 All Supplies will be provided directly to the FMS Customer selected CONUS Port of Embarkation within 30 calendar days of receipt of the notification by the Contractor.

H.6.9 WARRANTY LIABILITY CEILING

      The warranty clause for this contract contains three parts: hand-off, pass-through, and systemic. The Contractor's maximum liability for the hand-off and systemic parts of this warranty are limited to - - - - - - -. The pass-through part of this warranty has no maximum liability except as stated in the vendor's commercial or trade practice warranty. In the event the Government exercises any option for additional vehicle quantities, the Contractor's maximum liability shall be increased by .35% of the option vehicle per unit price.

H.7 ESSENTIALITY/MATERIALITY OF DELIVERY SCHEDULE

H.7.1 For purposes of the Performance-Based Payments clause, FAR 52.232-32, it is agreed and understood that the vehicle and data delivery schedule is a material requirement of this contract. The Government may reduce or suspend progress payments in the event the Contractor becomes delinquent in deliveries or where it is evident that delivery will not be timely because of the Contractor's failure to make progress.

H.8 RESERVED

H.9 GOVERNMENT'S RIGHT TO FURNISH PROPERTY

H.9.1 In addition to the Government Furnished Property described under Provision
H.10 below, the Government reserves the right to furnish to the Contractor other items of Government property or increase the quantity of property specified. The Contractor shall promptly take such action as the Contracting Officer may direct with respect to such additional property.

H.9.2 In the event the Government exercises its rights under this paragraph, the parties will agree to equitably adjust the contract price and/or delivery schedule or performance dates in accordance with the procedures provided for in the "CHANGES" clause of this contract. Failure to agree to an equitable adjustment shall be a dispute concerning a question of fact within the meaning of the clause entitled, "DISPUTES".

H.9.3 All property furnished pursuant to this paragraph shall be subject to the provisions of the "GOVERNMENT PROPERTY" clause of this contract.

H.10 GOVERNMENT FURNISHED PROPERTY/EQUIPMENT/INFORMATION

H.10.1 The Government shall furnish the following Government property, equipment and/or information under this contract to the Contractor.

H.10.1.1 DA Form 2408-9 entitled "Equipment Control Records" and DA Form 1970 entitled "Equipment Utilization Record" will be furnished in quantities to meet each vehicle delivery under this contract, the first form will be delivered at least thirty (30) days before shipment of the first production vehicle. The DD Form 2408-9 is to be completed in accordance with the instructions at Section
C.2.6.1. The Contractor shall promptly notify the Procuring Contracting Officer and Administrative Contracting Officer when less than a ninety (90) day supply of these forms are on hand.

H.10.1.2 The Government will provide the following manuals for stowage by the Contractor on the vehicles. The Contractor shall notify the Procuring Contracting Officer and Administrative Contracting Officer when the supply on hand falls below the quantity required to support the next ninety (90) days of vehicle production.

              LMTV AND MTV TRUCK MANUALS

         (1) Operator's Manual
         (2) Hand Receipt

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      (3) Warranty Technical Bulletin

H.10.1.3 The Government will provide the Vehicle Weight Classification Sign Kit(s) as referenced in Paragraph 3.3.2.1 of the FMTV System Specification for installation on the vehicles. The Contractor shall promptly notify the Government (Procuring Contracting Officer and Administrative Contracting Officer) when the quantity of kits falls below what is required to meet the next ninety (90) days of production.

H.11 PAYMENT FOR PROGRAM YEAR SUPPORT & DATA ITEMS

H.11.1 The Government agrees to pay for Program Year Support as a separately priced item from the vehicle pricing. This Program Year Support is defined as all Contractor support necessary to support production and delivery of vehicles. The Contractor may invoice the cost for this in accordance with the provisions set forth elsewhere in this contract. It is agreed and understood that the cost of Program Year Support included the cost of data generated by the Contractor as well as delivered/provided to the Government.

H.11.2 Payment for Program Year data items will not be separately priced and is included in the cost for Program Year Support for each Program Year. In the event the contractor does not deliver any or all of the data required by the contract, the Government may withhold or suspend Performance-Based Payments until the delinquent data is delivered. Data Item(s) more than one hundred twenty (120) days delinquent shall result in up to ten percent (10%) withhold (at the discretion of the ACO) of the total amount paid for Program Year Support, until the delinquent data is delivered; unless otherwise agreed to in writing by the Procuring Contracting Officer.

H.12 OPTIONS

H.12.1 OPTION TO INCREASE QUANTITY VEHICLES

H.12.1.1 This provision is applicable to the base vehicle quantity for each of the following program years and up to the percentages stated:

           TRUCKS

        Program Year 1         100% of the 1st PY requirement (H.12.1.4.1)
        Program Year 2         100% of the 2nd PY requirement (H.12.1.4.2)
        Program Year 3         100% of the 3rd PY requirement (H.12.1.4.3)
        Program Year 4         100% of the 4th PY requirement (H.12.1.4.4)
        Option Year            See H.12.1.4.5

H.12.1.2 The Government reserves the right to increase the base quantity of vehicles set forth in any CLIN by an additional quantity not to exceed the percentage stated above, unless the parties otherwise agree.

H.12.1.3 The Government has the unilateral right to exercise options and may exercise the option in one (1) or more increments with no limit on quantity per option exercise.

H.12.1.4 The option expiration date(s) are as follows:

H.12.1.4.1 Program Year One Options: The Prices for the option are listed in Section B. Upon award of the first Program Year, the option is exerciseable for the first ninety days of the contract.

H.12.1.4.2 Program Year Two Options: The Prices for the option are listed in Section B. Upon award of the second Program Year, the option is exercisable as follows:

Total Number of Vehicles/   Percent           Last Date To Exercise Option
Trailers Available          Available   W/O Follow-on Year   With Follow-on Year

1435                          100%            Jul 99               Jan 00
                               67%            Aug 99               Feb 00
                               33%            Sep 99               Mar 00
                                0%            Oct 99               Apr 00

H.12.1.4.3 Program Year Three Options: The Prices for the option are listed in Section B. Upon award of the third Program Year, the option is exercisable as follows:

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Total Number of Vehicles/   Percent            Last Date To Exercise Option
Trailers Available          Available   W/O Follow-on Year   With Follow-on Year

2354                          100%            Aug 00              Nov 00
                               80%            Sep 00              Dec 00
                               60%            Oct 00              Jan 01
                               40%            Nov 00              Feb 01
                               20%            Dec 00              Mar 01
                                0%            Jan 01              Apr 01

H.12.1.4.4 Program Year Four Options: The Prices for the option are listed in Section B. Upon award of the fourth Program Year, the option is exercisable as follows:

Total Number of Vehicles/   Percent             Last Date To Exercise Option
Trailers Available          Available   W/O Follow-on   Year With Follow-on Year

2640                          100%             Nov 01               N/A
                               80%             Dec 01               N/A
                               60%             Jan 02               N/A
                               40%             Feb 02               N/A
                               20%             Mar 02               N/A
                                0%             Apr 02               N/A

H.12.1.4.5 Optional Program Year:

H.12.1.4.5.1 Optional Program Year vehicles/trailers: The option for the optional program year must be exercised no later than 31 May 02 in order to avoid a break in production by the Contractor. The optional program year call-up shall be an all or none call-up of 2400 vehicles and 520 trailers. The mix and quantity of the vehicles and trailers is contained in Section B.

H.12.1.4.5.2 Additional vehicle/trailer option: The Government shall have the unilateral right to add up to 2880 vehicles/trailers after the call-up of the optional year. The mix shall be proportional to the mix and quantity of the optional program year call-up. This option may be exercised incrementally as stated in paragraph H.12.1.3 above. The option is exercisable as follows:

Total Number of Vehicles/  Percent            Last Date To Exercise Option
Trailers Available         Available   W/O Follow-on Year   With Follow-on Year

2880                         100%            Apr 03                N/A
                              80%            May 03                N/A
                              60%            Jun 03                N/A
                              40%            Jul 03                N/A
                              20%            Aug 03                N/A
                               0%            Sep 03                N/A

H.12.1.4.5.3 Optional Program Year Support and Data: Concurrent with the call-up of the optional program year vehicles/trailers (paragraph H.12.1.4.5.1), the Government shall call-up the Program Support and Data. The cost of this effort is contained in Section B.

H.12.1.5 Unless the parties agree otherwise, deliveries of vehicles exercised by an option under this contract shall not result in any breaks in the monthly production.

H.12.1.6 Deliveries: The parties otherwise agree, deliveries of each quantity of vehicles added by the exercise of an option shall commence twelve (12) months after the exercise of the option and shall be completed within twelve (12) thereafter to the schedule provided by the Government at the time the option is exercised. In no event shall the optional program year additional options delivery timeframe exceed the total contract performance period.

H.12.1.7 The parties agree that within each of the option years the Government will have the right to exercise options for up to, ten (10) each, of the following vehicles:

           M1080A1    Truck, Chassis LMTV
           M1092A1    Truck, Chassis MTV
           M1096A1    Truck, Chassis MTV LWB

H.12.2 OPTION TO PURCHASE VEHICLES PAINTED OTHER THAN CAMOUFLAGE

H.12.2.1 The Government reserves the right to purchase at time of contract award or program year call-up or upon option of a vehicle; vehicles painted either tan color 686A (Chip number 33446, Fed Std 595), green color 383 (Chip number 34094, Fed Std

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595), or sand color (Chip 30372, Fed Std 595), in lieu of the camouflage pattern, at the prices set forth in Section B and adjusted upward or downward for the painting as specified therein.

H.12.3 Follow-on Production Testing
The Government shall have the option to call-up additional Follow-on Production Testing as described in paragraph E.26.1. The Government may unilaterally exercise the option for follow-on testing in increments or in total for each program year beyond year two (2). Listed below by program year and option year are the number of Follow-on Production Testing available for exercise. The Government shall exercise the options at least sixty (60) days prior to the applicable Follow-on Production Test. The option is exercisable through the end of the contract including the option period. The price for the Follow-on Production Tests is contained within Section B.

          Program Year/Option        Number of Follow-on Production Tests

          Third Program Year         Two (2)
          Fourth Program Year        Two (2)
          Option Year                Two (2)

H.12.4 Arctic Kits

      The Government has the right to add the price of up to four hundred (400) Arctic Kits to the price of vehicles in Program Years Two (2) and Three (3). At the time of call-up for those Program Years, the Government will include the price for the Arctic Kits to the vehicles the Contractor will manufacture for those years. The price for the Arctic Kits is contained in Section B. This option is valid through the call-up period for Program Year Three (3).

H.13 VEHICLE CARE AND STORAGE

      The Contractor shall perform from the date of manufacture through the date of shipment, exercise and maintenance of the vehicles every thirty days in accordance with the Contractor's storage and maintenace plan approved by the Government under contract DAAE07-92-C-R001 or as modified and approved by the Government (see also H.15).

H.14 FOREIGN MILITARY SALES (FMS) EXPENSES--ADMINISTRATIVE EXPENSE

H.14.1 The U.S. Government may exercise the option or options under the option clause to fulfill Foreign Military Sales commitments undertaken by the U.S. Government on behalf of a foreign country.

H.14.2 The Government and Stewart & Stevenson agreed in the negotiations and definitization of modification PZ0147 under Contract DAAE07-92-C-R001, that Stewart & Stevenson was entitled to FMS expenses totaling ----------. The Government and Stewart & Stevenson further agreed that the Government would include a charge of ------ per vehicle to FMS customers for the first 774 vehicles sold.

H.14.3 The Government and Stewart & Stevenson also agreed that the remaining FMS Administrative Expense that has not been recovered under Contract
DAAE07-92-C-R001 vehicles and the additional FMS expenses recognized under Contract DAAE07-97-D-X009 will be charged to subsequent contracts at the rate of ---- for the next 566 FMS vehicles sold, less any FMS vehicles sold under Contract DAAE07-97-D-X009.

H.15 LIMITATION OF PRICE AND CONTRACTOR OBLIGATIONS

H.15.1 Funds available for performance are described at Paragraph H.16. The amount of funds available at award is not considered sufficient for the performance required for any program year other than the First Program Year. When additional funds are available for the full requirements of the next succeeding program year, the Contracting Officer shall, not later than the date specified in the Schedule (unless a later date is agreed to), so notify the Contractor in writing. The Contracting Officer shall also modify the amount of funds described in the Schedule as available for contract performance. This procedure shall apply for each successive program year.

H.15.2 The Government is not obligated to the Contractor for any amount over that described in the Schedule as available for contract performance.

H.15.3 The Contractor is not obligated to incur costs for the performance required for any program year after the first until written notification is received from the Contracting Officer of an increase in the availability of funds. If so notified, the Contractor's obligation shall increase only to the extent contract performance is required for the additional CLINs for which funds are made available.

H.15.4 If this contract is terminated under the "Termination for Convenience of the Government" clause, "total contract price" in that clause means the amount available for performance of this contract, as in Paragraph H.15.1 above, plus the amount

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established as the cancellation ceiling. "Work under the contract" in that clause, means the work under program year requirements for which funds have been made available. If the contract is terminated for default, the Government's rights under this contract shall apply to the entire multiyear requirements.

H.15.5 Notification to the Contractor of an increase or decrease in the funds available for performance of this contract under another clause, i.e., and "Option" or "Changes" clause shall not constitute the notification contemplated by Paragraph H.15.1, above.

H.16 AVAILABILITY OF FUNDS

H.16.1 Pursuant to the Special Provision H.15 entitled "Limitation of Price and Contractor Obligation"; funds are available for the performance of this contract in the following amount:

                                                   CALL-UP DATE

FIRST Program Year (FY 98 Funding):    $***           Award
SECOND Program Year (FY 99 Funding):   $***          Nov 98
THIRD Program Year (FY 00 Funding):    $***          Nov 99
FOURTH Program Year (FY 01 Funding):   $***          Jan 01
                                      -------
TOTAL:                                 $***

      The amount of funds which will be set forth above at the time of award is not sufficient for performance of the Second, Third, or Fourth Program Year requirements.

H.16.2 If the Second Program Year is not canceled, and unless a later period is agreed to by the parties, the Contracting Officer shall notify the Contractor in writing of an increase in the amount set forth in Paragraph H.15.1 for performance of the requirements for the Second Program Year. The Government shall have the right to unilaterally call-up the Program Year requirement.

H.16.3 If the Third Program Year is not canceled, and unless a later period is agreed to by the parties, the Contracting Officer shall notify the Contractor in writing of an increase in the amount set forth in Paragraph H.15.1 for performance of the requirements for the Third Program Year. The Government shall have the right to unilaterally call-up the Program Year requirement.

H.16.4 If the Fourth Program Year is not canceled, and unless a later period is agreed to by the parties, the Contracting Officer shall notify the Contractor in writing of an increase in the amount set forth in Paragraph H.15.1 for performance of the requirements for the Fourth Program Year. The Government shall have the right to unilaterally call-up the Program Year requirement.

H.17 CANCELLATION OF ITEMS

H.17.1 "Cancellation", as used in this clause, means that the Government is canceling its requirements for all items in program years subsequent to that in which notice of cancellation is provided. Cancellation shall occur, by the date or within the time period specified in paragraph H.16, (unless a later date is agreed to) if the Contracting Officer; (1) notifies the Contractor that funds are not available for contract performance of the succeeding program year requirement or (2) fails to notify the Contractor that funds are available for performance of the succeeding program year requirement.

H.17.2 Except for cancellation under this clause or termination under the "Default" clause, any reduction made by the Contracting Officer in the requirements of this contract shall be considered a termination under the "Termination for Convenience of the Government" clause.

H.17.3 If cancellation under this clause occurs, the Contractor will be paid a cancellation charge not over the cancellation ceiling specified in the Schedule as applicable at the time of cancellation.

H.17.4 The cancellation charge will cover only (1) costs: (i) incurred by the prime Contractor and/or subcontractor, (ii) reasonably necessary for performance of the contract, and (iii) that would have been equitably amortized in the unit prices for the entire multiyear contract period but, because of the cancellation, are not so amortized, and (2) a reasonable profit on the costs.

H.17.5 The cancellation charge shall be computed and the claim made for it as if the claim were being made under the "Termination for Convenience of the Government" clause of this contract. The Contractor shall submit the claim promptly, but no later than one (1) year from the date (1) of notification of the nonavailability of funds; or, (2) specified in the Schedule by which notification of the availability of additional funds for the next succeeding program year is required to be issued, whichever is earlier, unless extensions in writing are granted by the Procuring Contracting Officer.


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H.17.6 The Contractor's claim may include--

H.17.6.1 Reasonable nonrecurring costs (see FAR 15.8) which are applicable to and normally would have been amortized in all items to be furnished under the multiyear requirements.

H.17.6.2 Allocable portions of the costs of facilities acquired or established for the conduct of work, to the extent that it is impracticable for the Contractor to use the facilities in its commercial work and if the costs are not charged to the contract through overhead or otherwise depreciated.

H.17.6.3 Costs incurred for the assembly, training, and transportation to and from the job site of a specialized work force; and

H.17.6.4 Costs not amortized by the unit price solely because the cancellation has precluded anticipated benefits of Contractor or subcontractor learning.

H.17.7 The claim shall not include--

H.17.7.1 Labor, material, or other expenses incurred by the Contractor or subcontractors for performance of the canceled work;

H.17.7.2 Any cost already paid to the Contractor;

H.17.7.3 Anticipated profit on the canceled work; or

H.17.7.4 For service contracts, the remaining useful commercial life of facilities. "Useful commercial life" means the commercial utility of the facilities rather than their physical life with due consideration given to such factors as location of facilities, their specialized nature, and obsolescence.

H.17.8 This contract includes an "option" clause. The Contractor agrees not to include in the price for option quantities any costs of a startup or nonrecurring nature, that have been fully provided for in the unit price of the base quantities of the program year. The Contractor further agrees that the prices offered for option quantities shall reflect only those recurring costs, and a reasonable profit necessary to furnish the additional option quantities. Failure to exercise an option shall not be considered to be a "cancellation" for purpose of this clause.

H.18 ESSENTIALITY/MATERIALITY OF DELIVERY SCHEDULE
For purposes of the Performance-Based Payments clause, FAR 52.232-32, it is agreed and understood that the vehicle and data delivery schedule is a material requirement of this contract. The Government may reduce or suspend progress payments in the event the Contractor becomes delinquent in deliveries or where it is evident that delivery will not be timely because of the Contractor's failure to make progress.

H.19 REIMBURSEMENT FOR FEDERAL EXCISE TAX EXPENSES

H.19.1 The vehicle contract line item numbers (CLINs) in Section B of this contract will identify the amount of Federal Retail Excise Tax liability that is applicable to that model and represents the unit ceiling amount for any Federal Retail Excise reimbursement. The Federal Retail Excise Tax applicable to each vehicle will not be included in the vehicle CLIN price but will, instead, be included in a separate FEDERAL RETAIL EXCISE TAX REIMBURSEMENT CLIN. FEDERAL RETAIL EXCISE TAX REIMBURSEMENT CLINs will reimburse the Contractor the actual amount of Federal Retail Excise Tax paid by the Contractor to the Internal Revenue Service, as evidenced by quarterly retail excise tax returns (Form 720), and subject to the unit ceiling amount for each model.

H.19.2 The Contractor will submit incremental invoices to the Contracting Officer for reimbursement of Federal Retail Excise Tax actually paid to the Internal Revenue Service or deposited for that purpose (CDRL A00Z). The incremental invoice request shall contain a copy of either Federal Tax Deposits (Form 8109-B) and Quarter Tax Return (Form 720) to reconcile deposits made to actual tax liability if reimbursement is requested more frequently than quarterly, or Quarterly Tax Returns only (Form 720) if reimbursement is requested on a quarterly basis. Since the Federal Tax Deposits for excise taxes used in connection with Form 720, as well as the Quarterly Tax Return itself, are for the total excise tax liability paid by the Contractor, without regard to individual Contractors nor distinguishable as military or commercial, the Contractor must provide sufficient supporting data to enable identification of the part of Federal Tax Deposits or Quarterly Tax amounts that are attributable to vehicle models under this contract. Failure to adequately identify those deposits or payments attributable to vehicles delivered under this contract may result in delays in reimbursement with any such delay being the sole responsibility of the Contractor. Reimbursement requests shall be submitted no less frequently than on a quarterly basis. All reimbursement requests shall be submitted to the Contracting Officer no later than ten (10) days after the due date for the submission of deposits or the due date for submission of Quarterly returns. Concurrent with the submittal of incremental invoices for reimbursement, and in addition to the supporting data required above, the Contractor shall submit a report indicating the total number of vehicles sold during the period, the number of total number of vehicles sold under this contract and the total number of vehicles exported during the period. Vehicles sold under this contract shall also be identified by: (1) CLIN, (2) Quantity,
(3) Vehicle Serial
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Number, (4) Document Number, (5) Gross Vehicl Weight, (6) Destination, and (7)
Amount of Federal Retail Excise Tax paid or deposited for that vehicle.

H.19.3 In the event that the Government reimburses the Contractor for Federal Retail Excise Tax on a vehicle that was initially shipped to a CONUS destination but which vehicle is subsequently exported within six (6) months of the date of final acceptance, the Contractor agrees, consistent with the Federal, State and Local Taxes clause, to pursue a refund from the Internal Revenue Service, if tax has been paid, or refund the tax amounts, if not paid or if only included in a periodic deposit, within thirty (30) days of receipt of such refund (in the case of taxes paid) or notice of export (in the case of funds not paid or only included in a periodic deposit). The Government shall provide the required certification for Proof of Export to the Contractor to support such request for refund or return of taxes not yet paid.

H.19.4 In the event that the parties disagree on the amount of reimbursement for Federal Retail Excise Tax, the issue shall be resolved through the Disputes Clause.

H.20           DEPARTMENT OF DEFENSE ACTIVITY ADDRESS CODE

               The Department of Defense Activity Address Code (DODAAC) for use under this contract is TBD.

H.21           SMALL AND SMALL DISADVANTAGE BUSINESS CONCERN SUBCONTRACTING PLAN

               The Small and Small Disadvantage Business Plan, submitted by the Contractor in response to solicitation DAAE07-98-R-M001 and in the possession of the parties hereto is incorporated by reference.

H.22           REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFEROR

               The Representations, Certifications and other Statements of Offeror, submitted in response to solicitation DAAE07-98-R-M001 and in the possession of the parties hereto, is incorporated by reference.

H.23 NO-COST INCORPORATION OF ENGINEERING CHANGE PROPOSALS, WAIVERS AND DEVIATIONS AND CONTRACTOR GENERATED CHANGES

H.23.1         Any Contractor generated changes (waivers, deviations, etc.)
incorporated into the contract shall be at no additional cost to the Government, except as stated in Section C.

H.23.2 Those approved Engineering Changes (exclusive of VECPs) applicable to supplies to be delivered under this contract for which the estimate provided by the Contractor or the final negotiated amount applicable to the current and all following multi-year vehicle quantities, if applicable, reflects a total +/- ________ shall be incorporated at no cost to either party. In addition, those approved major waivers and deviations applicable to all supplies to be delivered under this contract for which the estimate provided by the contractor or the final negotiated amount, if applicable, reflects a reduction in work performed to produce the waiver or deviation material or reduction in value to the Government of _______ or less shall be incorporated at no cost to either party. The Contractor shall provide data and analysis satisfactory to the PCO demonstrating reduction in work performed and/or reduction in value to the Government at the time the waivers and deviations are submitted for approval. Failure by the Contractor to provide adequate evidence supporting its no cost analysis for waivers and deviations shall be cause for disapproval of these requests. All Contractor estimates shall be subject to validation by the PCO before no cost agreement is implemented. After validation, the PCO has the right to incorporate the engineering change, waiver, or deviation by means of a unilateral modification to the contract. This clause
H.23.2 applies to Government ECPs, VECPs, RFWs and RFDs.

H.24           PARTNERING

H.24.1 In an effort to most effectively accomplish the objectives of this contract, it is proposed that the Government and the Contractor and its major subcontractors engage in the partnering process.

H.24.2 Participation in the Partnering process is based on a mutual commitment between the Government and Stewart & Stevenson Services, Inc. to work cooperatively as a Team to identify and resolve problems and facilitate contract performance. The primary objective of the process is providing the American soldier with the highest quality supplies/services on time and at a reasonable price. Partnering requires the parties to look beyond the strict bounds of the contract in order to formulate actions that promote their common goals and objectives. It is a relationship that is based upon open and continuous communication, mutual trust and respect, and the replacement of the "us versus them" mentality of the past with a "win-win" philosophy for the future. Partnering also promotes synergy, creative thinking, pride in performance, and the creation of a shared vision for success.

H.24.3 The establishment of this Partnering arrangement does not affect the legal responsibilities or relationship of the parties cannot be used to alter, supplement or deviate from the terms of the contract. The Contracting Officer shall execute any changes to the contract in writing. Implementation of this Partnering relationship will be based on the AMC Model partnering Process, as well as the principles and procedures set forth in the AMC Partnering Guide.
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H.24.4         The Contractor shall not include any anticipated costs associated with the implementation of the Partnering process in this contract.

H.25           RESERVED

H.26           REOPENER CLAUSE FOR LMTV VAN AND ARCTIC KITS

H.26.1 The Government and Contractor agree that the prices in the Bill of Material for the LMTV Van Body-Part Number 12421503, LMTV Van-Heater Kit-Part Number, LMTV Van-Air Conditioner Part Number, Arctic Swing Fire Kit-Part Number 57K1973, Arctic Cab Heater Kit-Part Number 57K1971, and Arctic Cargo Cover Kit-Part Number 57K1908 are ceiling prices and have been included in the vehicle prices contained in Section B. It is further agreed to that the Contractor will submit to the Government within thirty days of contract award a proposal in accordance with FAR Part 15, to definitize these prices. It is agreed that the Government and Contractor shall complete the evaluation of these ceiling prices and agree to modify the vehicle prices no later than ninety days after contract award. The parties agree that if the negotiations do not begin within ninety days, the provisions of paragraph H.26.2 may be invoked. The Contractor agrees that the ceiling prices are subject to downward price adjustment only and that the Government shall not recognize any cost increases for the aforementioned Bill of Material items. In the event the Contractor is unable to submit a firm proposal for the LMTV Van and Arctic Kits within the timeframe specified above; or, the Government and Contractor are unable to complete evaluation and negotiations within the timeframe specified, the timeframes are subject to revision by the mutual agreement of the parties.

H.26.2 If agreement on a definitive price for the LMTV Van and Arctic Kits is not reached by the target date in paragraph H.26.1 above, or any extension agreed to by the parties, the Contracting Officer may, with the approval of the Head of the Contracting Activity, determine a reasonable price in accordance with FAR 15.8 and Part 31 of the FAR, subject to appeal by the Contractor as provided in the Disputes clause of this contract.

H.27           ATTACHMENT 2 CEILING PRICE

H.27.1 Attachment 2 of the contract, entitled "FMTV Baseline Technical Data Package", dated 30 Sep 98, is the list of ECPs and Deviations/Waivers that are not included in the vehicle unit prices stated in Schedule B of this contract. Therefore the list of ECPs and Deviations/Waivers is incorporated into this contract at a not to exceed ceiling price of: ________. The Contractor will submit a cost proposal in accordance with FAR Part 15 for all items contained on the list of ECPs and Deviations/Waivers not later than sixty (60) days after award of this contract. The parties agree to complete negotiations within one hundred twenty days (120) after receipt of the Contractor's proposal. Prior to definitization of this list the maximum amount of Government liability shall be _______, which represents 50% of the ceiling price.

H.28 LIMITATION OF GOVERNMENT LIABILITY PRIOR TO SUCCESSFUL COMPLETION OF PRODUCTION QUALIFICATION TESTING (PQT)

               (a) In performing this multiyear contract, and despite any long lead requirements, the Contractor is not authorized to make any expenditures or incur any obligations exceeding the available funding for program years one and two prior to the contractor's successful completion of the vehicle Production Qualification Testing (PQT)under contract DAAE07-98-C-M018.

               (b) Notwithstanding any other cancellation provisions contained in this contract, the maximum amount for which the Government shall be liable if this multiyear contract is terminated due to the failure of the contractor to successfully complete vehicle PQT is $*** ($*** PY1 and $*** PY2).

H.29           WAIVER OF SUBMISSION OF CERTIFIED COST OR PRICING DATA

               In accordance with FAR 15.403-1 the Government has approved a Waiver for the Submission of Certified Cost and Pricing Data as required by FAR 15.403-4 only for the award of Contract DAAE07-98-C-M005, to Stewart and Stevenson Services Tactical Vehicle Systems Division and any subcontract expected to exceed the cost or pricing data theshold, with the exception of Marion Composites.

                         *** END OF NARRATIVE H001 ***

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 212 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC
--------------------------------------------------------------------------------

SECTION I - CONTRACT CLAUSES

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: N/A

(End of clause)

       Regulatory Cite                    Title                           Date
       --------------- ----------------------------------------------   --------
I-1      52.202-1      DEFINITIONS                                      OCT/1995
I-2      52.203-3      GRATUITIES                                       APR/1984
I-3      52.203-5      COVENANT AGAINST CONTINGENT FEES                 APR/1984
I-4      52.203-6      RESTRICTIONS ON SUBCONTRACTOR SALES TO THE       JUL/1995
                       GOVERNMENT
I-5      52.203-7      ANTI-KICKBACK PROCEDURES                         JUL/1995
I-6      52.203-8      CANCELLATION, RESCISSION AND RECOVERY OF FUNDS   JAN/1997
                       FOR ILLEGAL OR IMPROPER ACTIVITY
I-7      52.203-10     PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER  JAN/1997
                       ACTIVITY
I-8      52.203-12     LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN      JUN/1997
                       FEDERAL TRANSACTIONS
I-9      52.204-4      PRINTING/COPYING DOUBLE-SIDED ON RECYCLED PAPER  JUN/1996
I-10     52.209-6      PROTECTING THE GOVERNMENT'S INTEREST WHEN        JUL/1995
                       SUBCONTRACTING WITH CONTRACTORS DEBARRED,
                       SUSPENDED, OR PROPOSED FOR DEBARMENT
I-11     52.211-5      MATERIAL REQUIREMENTS OCT/1997
I-12     52.211-15     DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS     SEP/1990
I-13     52.215-2      AUDIT AND RECORDS - NEGOTIATIONS                 AUG/1996
I-14     52.215-8      ORDER OF PRECEDENCE--UNIFORM CONTRACT FORMAT     OCT/1997
I-15     52.215-10     PRICE REDUCTION FOR DEFECTIVE COST OR PRICING    OCT/1997
                       DATA
I-16     52.215-11     PRICE REDUCTION FOR DEFECTIVE COST OR PRICING    OCT/1997
                       DATA--MODIFICATIONS
I-17     52.215-12     SUBCONTRACTOR COST OR PRICING DATA               OCT/1997
I-18     52.215-13     SUBCONTRACTOR COST OR PRICING DATA --            OCT/1997
                       MODIFICATIONS
I-19     52.215-14     INTEGRITY OF UNIT PRICES (ALTERNATE I,           OCT/1997
                       (OCT 1997))
I-20     52.215-15     TERMINATION OF DEFINED BENEFIT PENSION PLANS     OCT/1997
I-21     52.215-18     REVERSION OR ADJUSTMENT OF PLANS FOR             OCT/1997
                       POSTRETIREMENT BENEFITS (PRB) OTHER THAN PENSIONS
I-22     52.215-19     NOTIFICATION OF OWNERSHIP CHANGES                OCT/1997
I-23     52.216-7      ALLOWABLE COST AND PAYMENT                       FEB/1998
I-24     52.216-8      FIXED FEE                                        MAR/1997
I-25     52.219-8      UTILIZATION OF SMALL, SMALL DISADVANTAGED,       JUN/1997
                       AND WOMEN-OWNED SMALL BUSINESS CONCERNS
I-26     52.219-9      SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED       AUG/1996
                       SMALL BUSINESS SUBCONTRACTING PLAN
I-27     52.219-9      SMALL, SMALL DISADVANTAGED, AND WOMEN-OWNED      AUG/1996
                       SMALL BUSINESS SUBCONTRACTING PLAN (ALT II)
                       (MAR 1996)
I-28     52.219-16     LIQUIDATED DAMAGES - SUBCONTRACTING PLAN         OCT/1995
I-29     52.222-1      NOTICE TO THE GOVERNMENT OF LABOR DISPUTES       FEB/1997
I-30     52.222-4      CONTRACT WORK HOURS AND SAFETY STANDARDS ACT--   JUL/1995
                       OVERTIME COMPENSATION
I-31     52.222-20     WALSH-HEALEY PUBLIC CONTRACTS ACT                DEC/1996
I-32     52.222-26     EQUAL OPPORTUNITY                                APR/1984
I-33     52.222-28     EQUAL OPPORTUNITY PREAWARD CLEARANCE OF          APR/1984
                       SUBCONTRACTS
I-34     52.222-35     AFFIRMATIVE ACTION FOR SPECIAL DISABLED AND      APR/1984
                       VIETNAM ERA VETERANS
I-35     52.222-36     AFFIRMATIVE ACTION FOR HANDICAPPED WORKERS       APR/1984
I-36     52.222-37     EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS  JAN/1988
                       AND VETERANS OF THE VIETNAM ERA
I-37     52.223-2      CLEAN AIR AND WATER                              APR/1984
I-38     52.223-3      HAZARDOUS MATERIAL IDENTIFICATION AND MATERIAL   JAN/1997
                       SAFETY DATA
I-39     52.223-5      POLLUTION PREEVENTION AND RIGHT-TO-KNOW          MAR/1997
                       INFORMATION
I-40     52.223-6      DRUG FREE WORKPLACE                              JAN/1997
I-41     52.223-14     TOXIC CHEMICAL RELEASE REPORTING                 OCT/1996
I-42     52.225-10     DUTY-FREE ENTRY                                  APR/1984
I-43     52.225-11     RESTRICTIONS ON CERTAIN FOREIGN PURCHASES        OCT/1996
I-44     52.226-1      UTILIZATION OF INDIAN ORGANIZATIONS AND          SEP/1996
                       INDIAN-OWNED ECONOMIC ENTERPRISES
I-45     52.227-1      AUTHORIZATION AND CONSENT                        JUL/1995
I-46     52.227-2      NOTICE AND ASSISTANCE REGARDING PATENT AND       AUG/1996
                       COPYRIGHT INFRINGEMENT
I-47     52.227-3      PATENT INDEMNITY                                 APR/1984
I-48     52.227-9      REFUND OF ROYALTIES                              APR/1984
I-49     52.227-12     PATENT RIGHTS--RETENTION BY THE CONTRACTOR       JAN/1997
                       (LONG FORM)

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 213 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC
--------------------------------------------------------------------------------

I-50      52.229-4       FEDERAL, STATE, AND LOCAL TAXES                JAN/1991
                         (NONCOMPETITIVE CONTRACT)
I-51      52.229-5       TAXES--CONTRACTS PERFORMED IN U.S.             APR/1984
                         POSSESSIONS OR PUERTO RICO
I-52      52.230-2       COST ACCOUNTING STANDARDS                      APR/1996
I-53      52.230-6       ADMINISTRATION OF COST ACCOUNTING STANDARDS    APR/1996
I-54      52.232-1       PAYMENTS                                       APR/1984
I-55      52.232-8       DISCOUNTS FOR PROMPT PAYMENT                   MAY/1997
I-56      52.232-9       LIMITATION ON WITHHOLDING OF PAYMENTS          APR/1984
I-57      52.232-11      EXTRAS                                         APR/1984
I-58      52.232-17      INTEREST                                       JUN/1996
I-59      52.232-20      LIMITATION OF COST                             APR/1984
I-60      52.232-23      ASSIGNMENT OF CLAIMS                           JAN/1986
I-61      52.232-25      PROMPT PAYMENT                                 MAY/1997
I-62      52.232-32      PERFORMANCE-BASED PAYMENTS                     MAY/1997
I-63      52.232-33      MANDATORY INFORMATION FOR ELECTRONIC FUNDS     AUG/1996
                         TRANSFER PAYMENT
I-64      52.233-1       DISPUTES                                       OCT/1995
I-65      52.233-3       PROTEST AFTER AWARD                            AUG/1996
I-66      52.233-3       PROTEST AFTER AWARD -- ALTERNATE I (AUG 1996)  JUN/1995
I-67      52.242-1       NOTICE OF INTENT TO DISALLOW COSTS             APR/1984
I-68      52.242-2       PRODUCTION PROGRESS REPORTS                    APR/1991
I-69      52.242-3       PENALTIES FOR UNALLOWABLE COSTS                OCT/1995
I-70      52.242-10      F.O.B. ORIGIN--GOVERNMENT BILLS OF LADING OR   APR/1984
                         PREPAID POSTAGE
I-71      52.242-12      REPORT OF SHIPMENT (REPSHIP)                   JUL/1995
I-72      52.242-13      BANKRUPTCY                                     JUL/1995
I-73      52.243-1       CHANGES--FIXED-PRICE                           AUG/1987
I-74      52.243-2       CHANGES--COST-REIMBURSEMENT                    AUG/1987
I-75      52.243-6       CHANGE ORDER ACCOUNTING                        APR/1984
I-76      52.243-7       NOTIFICATION OF CHANGES                        APR/1984
I-77      52.244-1       SUBCONTRACTS (FIXED-PRICE CONTRACTS)           OCT/1997
I-78      52.244-2       SUBCONTRACTS (COST-REIMBURSEMENT AND LETTER    OCT/1997
                         CONTRACTS) ALT I (AUG 1996)
I-79      52.244-5       COMPETITION IN SUBCONTRACTING                  DEC/1996
I-80      52.245-2       GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS)    DEC/1989
I-81      52.245-5       GOVERNMENT PROPERTY (COST-REIMBURSEMENT,       JAN/1986
                         TIME-AND-MATERIAL, OR LABOR- HOUR CONTRACTS)
                         (91-DEV-44) (Army Procurement Alert Bullletin
                         #97-009)
I-82      52.245-19      GOVERNMENT PROPERTY FURNISHED AS-IS            APR/1984
I-83      52.246-24      LIMITATION OF LIABILITY--HIGH-VALUE ITEMS      FEB/1997
I-84      52.247-1       COMMERCIAL BILL OF LADING NOTATIONS the        APR/1984
                         notation set forth in paragraph (a) of the
                         clause applies in this contract.` The agency
                         name in line one of the notation shall read:US
                         ARMY TANK-AUTOMOTIVE & ARMAMENTS COMMAND
I-85      52.247-63      PREFERENCE FOR U.S.-FLAG AIR CARRIERS          JAN/1997
I-86      52.248-1       VALUE ENGINEERING --the Contractor shall       MAR/1989
                         submit an original and NINE copies of each
                         VE proposal submitted in response to this clause
I-87      52.249-2       TERMINATION FOR CONVENIENCE OF THE GOVERNMENT  SEP/1996
                         (FIXED-PRICE)
I-88      52.249-6       TERMINATION (COST-REIMBURSEMENT)               SEP/1996
I-89      52.249-8       DEFAULT (FIXED-PRICE SUPPLY AND SERVICE)       APR/1984
I-90      52.249-14      EXCUSABLE DELAYS                               APR/1984
I-91      52.253-1       COMPUTER GENERATED FORMS                       JAN/1991
I-92      252.204-7003   CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT   APR/1992
I-93      252.209-7000   ACQUISITION FROM SUBCONTRACTORS SUBJECT TO     NOV/1995
                         ON-SITE INSPECTION UNDER THE INTERMEDIATE-RANGE
                         NUCLEAR FORCES (INF) TREATY
I-94      252.215-7000   PRICING ADJUSTMENTS                            DEC/1991
I-95      252.215-7002   COST ESTIMATING SYSTEM REQUIREMENTS            DEC/1991
I-96      252.219-7003   SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED     APR/1996
                         SMALL BUSINESS  SUBCONTRACTING PLAN (DOD
                         CONTRACTS)
I-97      252.225-7012   PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES    FEB/1997
I-98      252.225-7014   PREFERENCE FOR DOMESTIC SPECIALTY METALS       FEB/1997
I-99      252.225-7016   RESTRICTION ON ACQUISITION OF BALL AND         JUN/1997
                         ROLLER BEARINGS
I-100     252.225-7025   RESTRICTION ON ACQUISITION OF FORGINGS         JUN/1997
I-101     252.225-7026   REPORTING OF CONTRACT PERFORMANCE OUTSIDE      NOV/1995
                         THE UNITED STATES
I-102     252.225-7031   SECONDARY ARAB BOYCOTT OF ISRAEL               JUN/1992

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 214 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC
--------------------------------------------------------------------------------
I-103     252.227-7014    RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE AND JUN/1995
                          NONCOMMERCIAL COMPUTER SOFTWARE DOCUMENTATION
I-104     252.227-7015    TECHNICAL DATA - COMMERCIAL ITEMS             NOV/1995
I-105     252.227-7016    RIGHTS IN BID OR PROPOSAL INFORMATION         JUN/1995
I-106     252.227-7017    IDENTIFICATION AND ASSERTION OF USE, RELEASE, JUN/1995
                          OR DISCLOSURE RESTRICTIONS
I-107     252.227-7019    VALIDATION OF ASSERTED RESTRICTIONS--COMPUTER JUN/1995
                          SOFTWARE
I-108     252.227-7025    LIMITATIONS ON THE USE OR DISCLOSURE OF       JUN/1995
                          GOVERNMENT-FURNISHED INFORMATION MARKED WITH
                          RESTRICTIVE LEGENDS
I-109     252.227-7030    TECHNICAL DATA--WITHHOLDING OF PAYMENT        OCT/1988
I-110     252.227-7034    PATENTS--SUBCONTRACTS                         APR/1984
I-111     252.232-7006    REDUCTION OR SUSPENSION OF CONTRACT           AUG/1992
                          PAYMENTS UPON FINDING OF FRAUD
I-112     252.233-7000    CERTIFICATION OF CLAIMS AND REQUESTS FOR      MAY/1994
                          ADJUSTMENT OR RELIEF
I-113     252.242-7000    POSTAWARD CONFERENCE                          DEC/1991
I-114     252.242-7003    APPLICATION FOR U.S. GOVERNMENT SHIPPING      DEC/1991
                          DOCUMENTATION/INSTRUCTIONS
I-115     252.243-7001    PRICING OF CONTRACT MODIFICATIONS             DEC/1991
I-116     252.244-7000    SUBCONTRACTS FOR COMMERCIAL ITEMS AND         FEB/1997
                          COMMERCIAL COMPONENTS (DoD CONTRACTS)
I-117     252.245-7001    REPORTS OF GOVERNMENT PROPERTY                MAY/1994
I-118     52.215-21       REQUIREMENTS FOR COST OR PRICING DATA OR      OCT/1997
                          INFORMATION OTHER THAN COST OR PRICING
                          DATA--MODIFICATIONS ```(ALTERNATE II
                          (OCT 1997) AND ALTERNATE III (OCT 1997))

(A)  EXCEPTIONS FROM COST OR PRICING DATA.

     (1) In lieu of submitting cost or pricing data for modifications under this contract, for price adjustments expected to exceed the threshold set forth at FAR 15.403-4 on the date of the agreement on price or the date of the award, whichever is later, the Contractor may submit a written request for exception by submitting the information described in the following subparagraphs. The Contracting Officer may require additional supporting information, but only to the extent necessary to determine whether an exception should be granted, and whether the price is fair and reasonable--

          (i) Identification of the law or regulation establishing the price offered. If the price is controlled under law by periodic rulings, reviews, or similar actions of a governmental body, attach a copy of the controlling document, unless it was previously submitted to the contracting office.

          (ii) Information on modifications of contracts of subcontracts for commercial items.

               (A) If--

               (1) the original contract or subcontract was granted an exception from cost or pricing data requirements because the price agreed upon was based on adequate price competition, or prices set by law or regulation, or was a contract or subcontract for the acquisition of a commercial item, and

               (2) the modification (to the contract or subcontract) is not exempted based on one of these exceptions, then the Contractor may provide information to establish that the modification would not change the contract or subcontract from a contract or subcontract for the acquisition of a commercial item to a contract or subcontract for the accquisition of an item other than a commercial item.

               (B) For a commercial item exception, the Contractor shall provide, at a minimum, information on prices at which the same item or similar items have previously been sold that is adequate for evaluating the reasonableness of the price of the modification. Such information may include--

                    (1) For catalog items, a copy of or identification of the catalog and its date, or the appropriate pages for the offered items, or a statement that the catalog is on file in the buying office to which the proposal is being submitted. Provide a copy or describe current discount policies and price lists (published or unpublished), e.g., wholesale, original equipment manufacturer, or reseller. Also explain the basis of each offered price and its relationship to the established catalog price, including how the proposed price relates to the price or recent sales in quantities similar to the proposed quantities.

                    (2) For market-priced items, the source and date or period of the market quotation or other basis for market price, the base amount, and applicable discounts. In addition, describe the nature of the market.

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 215 of 221
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Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC
--------------------------------------------------------------------------------

                    (3) For items included on an active Federal Supply Service Multiple Award Schedule contract, proof that an exception has been granted for the schedule item.

                    (4) The Contractor grants the Contracting Officer or an authorized representative the right to examine, at any time before award, books, records, documents, or other directly pertinent records to verify any request for an exception under this clause, and the reasonableness of price. For items priced using catalog or market prices, or law or regulation, access does not extend to cost or profit information or other data relevant solely to the Contractor's determination of the prices to be offered in the catalog or marketplace.

     (b) REQUIREMENTS FOR COST OR PRICING DATA. If the Contractor is not granted an exception from the requirement to submit cost or pricing data, the following applies:

          (1) The Contractor shall submit cost or pricing data and supporting attachments in accordance with Table 15-2 of FAR 15.408.

          (2) As soon as practicable after agreement on price, but before contract award (except for unpriced actions), the Contractor shall submit a Certificate of Current Cost or Pricing Data, as prescribed by FAR 15.406-2.

     (c) When the proposal is submitted, also submit one copy each to: (1) the Administrative Contracting Officer, and (2) the Contract Auditor.

     (d) Submit the cost portion of the proposal via the following electronic media: EXCEL 5.0.

                                (End of clause)

I-119     52.222-2  PAYMENT FOR OVERTIME PREMIUMS                       JUL/1990

     (a) The use of overtime is authorized under this contract if the overtime premium cost does not exceed ZERO or the overtime premium is paid for work--

          (1) Necessary to cope with emergencies such as those resulting from accidents, natural disasters, breakdown of production equipment, or occasional production bottlenecks of a sporadic nature;

          (2) By indirect-labor employees such as those performing duties in connection with administration, protection, transportation, maintenance, standby plant protection, operation of utilities, or accounting;

          (3) To perform tests, industrial processes, laboratory procedures, loading or unloading of transportation conveyances, and operations in flight or afloat that are continuous in nature and cannot reasonably be interrupted or completed otherwise; or

          (4) That will result in lower overall costs to the Government.

     (b) Any request for estimated overtime premiums that exceeds the amount specified above shall include all estimated overtime for contract completion and shall--

          (1) Identify the work unit; e.g., department or section in which the requested overtime will be used, together with present workload, staffing, and other data of the affected unit sufficient to permit the Contracting Officer to evaluate the necessity for the overtime;

          (2) Demonstrate the effect that denial of the request will have on the contract delivery or performance schedule;

          (3) Identify the extent to which approval of overtime would affect the performance or payments in connection with other Government contracts, together with identification of each affected contract; and

          (4) Provide reasons why the required work cannot be performed by using multishift operations or by employing additional personnel.

                                (End of clause)

I-120     52.225-10      DUTY-FREE ENTRY                                APR/1984

     (a) Except as otherwise approved by the Contracting Officer, no amount is or will be included in the contract price for any duties on supplies specifically identified in the Schedule to be accorded duty-free entry.

     (b) Except for supplies listed in the Schedule to be accorded duty-free entry, and except as provided under any other clause of this contract or in paragraph (c) below, the following procedures apply:

          (1) The Contractor shall notify the Contracting Officer in writing of any purchase of foreign supplies (including, without limitation, raw materials, components, and intermediate assemblies) in excess of -1- that are to be imported into the customs territory of the United States for delivery to the Government or for incorporation into end items to be delivered under this contract. The notice shall be furnished to the Contracting Officer at least 20 days before the importation and shall identify (i) the foreign supplies, (ii) the estimated amount of duty, and (iii) the country of origin.

          (2) If the Contracting Officer determines that these supplies should be entered duty-free, the Contracting Officer

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 216 of 221
                     PIIN/SIIN  DAAE07-98-C-M005       MOD/AMD

Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC
--------------------------------------------------------------------------------

shall notify the Contractor within ten days.

          (3) Except as otherwise approved by the Contracting Officer, the contract price shall be reduced by (or the allowable cost shall not include) the amount of duty that would be payable if the supplies were not entered duty-free.

     (c) Paragraph (b) above shall not apply to purchases of foreign supplies if
(1) they are identical in nature with items purchased by the Contractor or any subcontractor in connection with its commercial business and (2) segregation of these supplies to ensure use only on Government contracts containing duty-free entry provisions is not economical or feasible.

     (d) The Contractor warrants that all supplies for which duty-free entry is to be claimed are intended to be delivered to the Government or incorporated into the end items to be delivered under this contract, and that duty shall be paid to the extent that these supplies, or any portion of them, are diverted to non-Governmental use, other than as scrap or salvage or as a result of a competitive sale authorized by the Contracting Officer.

     (e) The Government agrees to execute any required duty-free entry certificates for items specified in this contract or approved by the Contracting Officer and to assist the Contractor in obtaining duty-free entry of the supplies.

     (f) All shipping documents covering the supplies to be entered duty-free shall consign the shipments to the contracting agency in care of the Contractor and shall include the delivery address of the Contractor (or contracting agency, if appropriate). The documents shall bear the following information:

          (1) Government prime contract number.

          (2) Identification of carrier.

          (3) The notation UNITED STATES GOVERNMENT, US ARMY TANK-AUTOMOTIVE AND ARMAMENTS COMMAND, Duty-free entry to be claimed pursuant to Item No(s)(from Tariff Schedules), Tariff Schedules of the United States (19 U.S.C. 1202). Upon arrival of shipment at port of entry, District Director of Customs, please release shipment under 19 CFR 142 and notify (cognizant _____________ contract administration office) for execution of Customs Forms 7501 and 7501-A and any required duty-free entry certificates. _________________________________

          (4) Gross weight in pounds (if freight is based on space tonnage, state cubic feet in addition to gross shipping weight).

          (5) Estimated value in United States dollars.

     (g) The Contractor agrees to instruct the foreign supplier to consign the shipment as specified in (f) above, to mark all packages with the words UNITED STATES GOVERNMENT, and the title of the contracting agency, and to accompany the shipment with at least two copies of the bill of lading (or other shipping document) for use by the District Director of Customs at the port of entry.

     (h) The Contractor agrees to notify in writing the cognizant contract administration office immediately upon notification from the Contracting Officer that duty-free entry will be accorded (or, if the duty-free supplies were listed in the contract Schedule, upon award by the Contractor to the overseas supplier). The notice shall identify (1) the foreign supplies, (2) the country of origin, (3) the contract number, and (4) the scheduled delivery date(s).

     (i) The Contractor agrees to insert the substance of this clause in any subcontract under which--

          (1) There will be imported into the customs territory of the United States supplies identified in the Schedule as supplies to be accorded duty-free entry; or

          (2) Other foreign supplies in excess of -2- may be imported into the customs territory of the United States.

                                (End of clause)

I-121     52.243-7       NOTIFICATION OF CHANGES                        APR/1984

     (a) Definitions. Contracting Officer, as used in this clause, does not include any representative of the Contracting ___________ ___________________ Officer. Specifically authorized representative (SAR), as used in this clause, means any person the Contracting Officer has so ____________________________________________ designated by written notice (a copy of which shall be provided to the Contractor) which shall refer to this subparagraph and shall be issued to the designated representative before the SAR exercises such authority.

     (b) Notice. The primary purpose of this clause is to obtain prompt reporting of Government conduct that the Contractor ______ considers to constitute a change to this contract. Except for changes identified as such in writing and signed by the Contracting Officer, the Contractor shall notify the Administrative Contracting Officer in writing promptly, within THIRTY calendar days from the date that the Contractor identifies any Government conduct (including actions, inactions, and written or oral communications) that the Contractor regards as a change to the contract terms and conditions. On the basis of the most accurate information available to the Contractor, the notice shall state--

          (1) the date, nature, and circumstances of the conduct regarded as a change;

          (2) The name, function, and activity of each Government individual and Contractor official or employee involved in or knowledgeable about such conduct;

          (3) The identification of any documents and the substance of any oral communication involved in such conduct;

CONTINUATION SHEET   Reference No. of Document Being Continued   Page 217 of 221
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Name of Offeror or Contractor:  STEWART AND STEVENSON SERVICES INC
--------------------------------------------------------------------------------

          (4) In the instance of alleged acceleration of scheduled performance or delivery, the basis upon which it arose;

          (5) The particular elements of contract performance for which the Contractor may seek an equitable adjustment under this clause, including--

               (i) What contract line items have been or may be affected by the alleged change;

               (ii) What labor or materials or both have been or may be added, deleted, or wasted by the alleged change;

               (iii) To the extent practicable, what delay and disruption in the manner and sequence of performance and effect on continued performance have been or may be caused by the alleged change;

               (iv) What adjustments to contract price, delivery schedule, and other provisions affected by the alleged change are estimated; and

          (6) The Contractor's estimate of the time by which the Government must respond to the Contractor's notice to minimize cost, delay or disruption of performance.

     (c) CONTINUED PERFORMANCE. Following submission of the notice required by
(b) above, the Contractor shall diligently continue performance of this contract to the maximum extent possible in accordance with its terms and conditions as construed by the Contractor, unless the notice reports a direction of the Contracting Officer or a communication from a SAR of the Contracting Officer, in either of which events the Contractor shall continue performance; provided, however, that if the Contractor regards ________ the direction or communication as a change as described in (b) above, notice shall be given in the manner provided. All directions, communications, interpretations, orders, and similar actions of the SAR shall be reduced to writing promptly and copies furnished to the Contractor and the Contracting Officer. The Contracting Officer shall promptly countermand any action which exceeds the authority of the SAR.

     (d) GOVERNMENT RESPONSE. The Contracting Officer shall promptly, within THIRTY calendar days after receipt of notice, respond to the notice in writing. In responding, the Contracting Officer shall either--

          (1) Confirm that the conduct of which the Contractor gave notice constitutes a change and when necessary direct the mode of further performance;

          (2) Countermand any communication regarded as a change;

          (3) Deny that the conduct of which the Contractor gave notice constitutes a change and when necessary direct the mode of further performance; or

          (4) In the event the Contractor's notice information is inadequate to make a decision under (1), (2), or (3) above, advise the Contractor what additional information is required, and establish the date by which it should be furnished and the date thereafter by which the Government will respond.

(e) EQUITABLE ADJUSTMENTS.

          (1) If the Contracting Officer confirms that Government conduct effected a change as alleged by the Contractor, and the conduct causes an increase or decrease in the Contractor's cost of, or the time required for, performance of any part of the work under this contract, whether changed or not changed by such conduct, an equitable adjustment shall be made--

               (i) In the contract price or delivery schedule or both; and

               (ii) In such other provisions of the contract as may be affected.

          (2) The contract shall be modified in writing accordingly. In the case of drawings, designs or specifications which are defective and for which the Government is responsible, the equitable adjustment shall include the cost and time extension for delay reasonably incurred by the Contractor in attempting to comply with the defective drawings, designs or specifications before the Contractor identified, or should have identified, such defect. When the cost of property made obsolete or excess as a result of a change confirmed by the Contracting Officer under this clause is included in the equitable adjustment, the Contracting Officer shall have the right to prescribe the manner of disposition of the property. The equitable adjustment shall not include increased costs or time extensions for delay resulting from the Contractor's failure to provide notice or to continue performance as provided, respectively, in (b) and (c) above.

     NOTE: The phrases CONTRACT PRICE and COST wherever they appear in the clause, may be appropriately modified to apply to cost-reimbursement or incentive contracts, or to combinations thereof.

                                (End of clause)

I-122     52.203-6       RESTRICTIONS ON SUBCONTRACTOR SALES TO THE     JUL/1995
                         GOVERNMENT

     (a) Except as provided in (b) below, the Contractor shall not enter into any agreement with an actual or prospective subcontractor, nor otherwise act in any manner, which has or may have the effect of restricting sales by such subcontractors directly to the Government of any item or process (including computer software) made or furnished by the subcontractor under this
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contract or under any follow-on production contract.

     (b) The prohibition in (a) above does not preclude the Contractor from asserting rights that are otherwise authorized by law or regulation.

     (c) The Contractor agrees to incorporate the substance of this clause, including this paragraph (c), in all subcontracts under this Contract which exceed $________.

                                (End of clause)

I-123     52.223-11           OZONE-DEPLETING SUBSTANCES                JUN/1996

(a) Definition

     OZONE-DEPLETING SUBSTANCE, as used in this clause, means any substance designated as Class I by the Environmental Protection Agency (EPA) (40 CFR Part
82), including but not limited to chlorofluorocarbons, halons, carbon tetrachloride, and methyl chloroform; or any substance designated as Class II by EPA (40 CFR Part 82), including but not limited to hydrochlorofluorocarbons.

     (b) The Contractor shall label products which contain or are manufactured with ozone-depleting substances in the manner and to the extent required by 42 U.S.C. 7671j(b), (c), and (d) and 40 CFR Part 82, Subpart E, as follows:

     WARNING: Contains (or manufactured with, if applicable)
___________________________ * _________________________, a substance(s) which harm(s) public health and environment by destroying ozone in the upper atmosphere.

     *The Contractor shall insert the name of the substance(s).

                                (End of clause)

I-124     52.234-1       INDUSTRIAL RESOURCES DEVELOPED UNDER           DEC/1994
                         DEFENSE PRODUCTION ACT TITLE III

     (a) Definitions. TITLE III INDUSTRIAL RESOURCE means materials, services, processes, or manufacturing equipment (including the processes, technologies, and ancillary services for the use of such equipment) established or maintained under the authority of Title III, Defense Production Act (50 U.S.C. App. 2091-2093). TITLE III PROJECT CONTRACTOR means a contractor that has received assistance for the development or manufacture of an industrial resource under 50 U.S.C. App. 2091-2093, Defense Production Act.

     (b) The Contractor shall refer any request from a Title III project contractor for testing and qualification of a Title III industrial resource to the Contracting Officer.

     (c) Upon direction of the Contracting Officer, the Contractor shall test Title III industrial resources for qualification. The Contractor shall provide the test results to the Defense Production Act Office, Title III Program, located at Wright Patterson Air Force Base, Ohio 45433-7739.

     (d) When the Contracting Officer modifies the contract to direct testing pursuant to this clause, the Government will provide the Title III industrial resource to be tested and will make an equitable adjustment in the contract for the costs of testing and qualification of the Title III industrial resource.

     (e) The Contractor agrees to insert the substance of this clause, including paragraph (e), in every subcontract issued in performance of this contract.

                                (End of clause)

I-125     52.252-6       AUTHORIZED DEVIATIONS IN CLAUSES               APR/1984

     (a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of (DEVIATION) after the date of the clause.

     (b) The use in this solicitation or contract of any DoD FAR Supplement (DFARS) (48 CFR 2) clause with an authorized deviation is indicated by the addition of (DEVIATION) after the name of the regulation.

                                (End of clause)

I-126     252.225-7015   PREFERENCE FOR DOMESTIC HAND OR MEASURING      DEC/1991
                         TOOLS

     The Contractor agrees to deliver under this contract only hand or measuring tools produced in the United States or its possessions.

                                (End of clause)
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I-127 252.247-7023 TRANSPORTATION OF SUPPLIES BY SEA NOV/1995

(a) Definitions.

As used in this clause--

          (1) COMPONENTS means articles, materials, and supplies incorporated directly into end products at any level of manufacture, fabrication, or assembly by the Contractor or any subcontractor.

          (2) DEPARTMENT OF DEFENSE (DoD) means the Army, Navy, Air Force, Marine Corps, and defense agencies.

          (3) FOREIGN FLAG VESSEL means any vessel that is not a U.S.-flag vessel.

          (4) OCEAN TRANSPORTATION means any transportation aboard a ship, vessel, boat, barge, or ferry through international waters.

          (5) SUBCONTRACTOR means a supplier, materialman, distributor, or vendor at any level below the prime contractor whose contractual obligation to perform results from, or is conditioned upon, award of the prime contract and who is performing any part of the work or other requirement of the prime contract. However, effective May 1, 1996, the term does not include a supplier, materialman, distributor, or vendor of commercial items or commercial components.

          (6) SUPPLIES means all property, except land and interests in land, that is clearly identifiable for eventual use by or owned by the DoD at the time of transportation by sea.

               (i) An item is clearly identifiable for eventual use by the DoD if, for example, the contract documentation contains a reference to a DoD contract number or a military destination.

               (ii) SUPPLIES includes (but is not limited to) public works; buildings and facilities; ships; floating equipment and vessels of every character, type, and description, with parts, subassemblies, accessories, and equipment; machine tools; material; equipment; stores of all kinds; end items; construction materials; and components of the foregoing.

          (7) U.S.-FLAG VESSEL means a vessel of the United States or belonging to the United States, including any vessel registered or having national status under the laws of the United States.

     (b) The Contractor shall employ U.S.-flag vessels in the transportation by sea of any supplies to be furnished in the performance of this contract. The Contractor and its subcontractors may request that the Contracting Officer authorize shipment in foreign-flag vessels, or designate available U.S.-flag vessels, if the Contractor or a subcontractor believes that--

          (1) U.S.-flag vessels are not available for timely shipment;

          (2) The freight charges are not inordinately excessive or unreasonable; or

          (3) Freight charges are higher than charges to private persons for transportation of like goods.

     (c) The Contractor must submit any request for use of other than U.S.-flag vessels in writing to the Contracting Officer at least 45 days prior to the sailing date necessary to meet its delivery schedules. The Contracting Officer will process requests submitted after such date(s) as expeditiously as possible, but the Contracting Officer's failure to grant approvals to meet the shipper's sailing date will not of itself constitute a compensable delay under this or any other clause of this contract. Requests shall contain at a minimum--

          (1) Type, weight, and cube of cargo;

          (2) Required shipping date;

          (3) Special handling and discharge requirements;

          (4) Loading and discharge points;

          (5) Name of shipper and consignee;

          (6) Prime contract number; and

          (7) A documented description of efforts made to secure U.S.-flag vessels, including points of contact (with names and telephone numbers) with at least two U.S.-flag carriers contacted. Copies of telephone notes, telegraphic and facsimile message or letters will be sufficient for this purpose.

     (d) The Contractor shall, within 30 days after each shipment covered by this clause, provide the Contracting Officer and the Division of National Cargo, Office of Market Development, Maritime Administration, U.S. Department of Transportation, Washington, DC 20590, one copy of the rated on board vessel operating carrier's ocean bill of lading, which shall contain the following information--

          (1) Prime contract number;
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          (2) Name of vessel;

          (3) Vessel flag of registry;

          (4) Date of loading;

          (5) Port of loading;

          (6) Port of final discharge;

          (7) Description of commodity;

          (8) Gross weight in pounds and cubic feet if available;

          (9) Total ocean freight in U.S. dollars; and

          (10) Name of the steamship company.

     (e) The Contractor agrees to provide with its final invoice under this contract a representation that to the best of its knowledge and belief--

          (1) No ocean transportation was used in the performance of this contract;

          (2) Ocean transportation was used and only U.S.-flag vessels were used for all ocean shipments under the contract;

          (3) Ocean transportation was used, and the Contractor had the written consent of the Contracting Officer for all non-U.S.-flag ocean transportation; or

          (4) Ocean transportation was used and some or all of the shipments were made on non-U.S.-flag vessels without the written consent of the Contracting Officer. The Contractor shall describe these shipments in the following format:

                   ITEM         CONTRACT
               DESCRIPTION     LINE ITEMS      QUANTITY       TOTAL

     (f) If the final invoice does not include the required representation, the Government will reject and return it to the Contractor as an improper invoice for the purposes of the Prompt Payment clause of this contract. In the event there has been unauthorized use of non-U.S.-flag vessels in the performance of this contract, the Contracting Officer is entitled to equitably adjust the contract, based on the unauthorized use.

     (g) The Contractor shall include this clause, including this paragraph (g) in all subcontracts under this contract, which exceed the small purchase limitation of section 13.000 of the Federal Acquisition Regulation.

                                (End of clause)

I-128     252.247-7024   NOTIFICATION OF TRANSPORTATION OF SUPPLIES     NOV/1995
                         BY SEA

     (a) The Contractor has indicated by the response to the solicitation provision, Representation of Extent of Transportation by Sea, that it did not anticipate transporting by sea any supplies. If however, after the award of this contract, the Contractor learns that supplies, as defined in the Transportation of Supplies by Sea clause of this contract, will be transported by sea, the Contractor--

          (1) Shall notify the Contracting Officer of that fact; and

          (2) Hereby agrees to comply with all the terms and conditions of the Transportation of Supplies by Sea clause of this contract.

     (b) The Contractor shall include this clause, including this paragraph (b), revised as necessary to reflect the relationship of the contracting parties, in all subcontracts hereunder, except (effective May 1, 1996) subcontracts for the acquisition of commercial items or components.

                                (End of clause)
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SECTION J - LIST OF ATTACHMENTS

LIST OF ADDENDA               TITLE                         DATE    NO. OF PAGES
---------------     ---------------------------------    ---------  ------------
ATTACHMENT 001      FMTV ATPD 2131A                      07 MAY 98

ATTACHMENT 002      FMTV BASELINE TECHNICAL DATA PACKAGE

ATTACHMENT 003      CAMOUFLAGE PAINT PATTERN DRAWINGS

ATTACHMENT 004      RFD/RFW INSTRUCTIONS

ATTACHMENT 005      VECP INSTRUCTIONS

ATTACHMENT 006      EFFECTIVITY CERTIFICATION

ATTACHMENT 007      CONTRACTOR COST DATA REPORT FORMATS

ATTACHMENT 008      ATIRS/TIR/FACARS INFORMATION

ATTACHMENT 009      CONTRACT VEHICLE DELIVERY SCHEDULE

EXHIBIT A           CONTRACT DATA REQUIREMENTS LIST (DDFORM 1423)

EXHIBIT B           DATA ITEM DESCRIPTION

                         *** END OF NARRATIVE J002 ***